\

[CDC NVEST FUNDS LOGO]

CDC IXIS ASSET MANAGEMENT DISTRIBUTORS

[GRAPHIC]

CDC NVEST SHORT TERM CORPORATE INCOME FUND

CDC NVEST BOND INCOME FUND

CDC NVEST HIGH INCOME FUND

CDC NVEST STRATEGIC INCOME FUND

CDC NVEST LIMITED TERM U.S. GOVERNMENT FUND

CDC NVEST GOVERNMENT SECURITIES FUND

                                                              SEE PAGE 66 FOR
ANNUAL REPORT                                                 SUPPLEMENTS TO THE
DECEMBER 31, 2001                                             PROSPECTUS

                               TABLE OF CONTENTS

ANNUAL REPORT DECEMBER 31, 2001

President's Letter                                                   1
Economic Update                                                      2
Portfolio Managers' Commentary and Performance
   CDC Nvest Short Term Corporate Income Fund                        4
   CDC Nvest Bond Income Fund                                        6
   CDC Nvest High Income Fund                                        8
   CDC Nvest Strategic Income Fund                                  10
   CDC Nvest Limited Term U.S. Government Fund                      12
   CDC Nvest Government Securities Fund                             14
Risks of the CDC Nvest Income Funds                                 16
Financial Statements
Schedules of Investments
   CDC Nvest Short Term Corporate Income Fund                       17
   CDC Nvest Bond Income Fund                                       19
   CDC Nvest High Income Fund                                       22
   CDC Nvest Strategic Income Fund                                  24
   CDC Nvest Limited Term U.S. Government Fund                      28
   CDC Nvest Government Securities Fund                             29
Statements of Assets and Liabilities                                30
Statements of Operations                                            32
Statements of Changes in Net Assets                                 34
Financial Highlights                                                36
Notes to Financial Statements                                       45
Report of Independent Accountants                                   56
Additional Information                                              57
Trustees' Information                                               62
Supplements to the Prospectus                                       66

                               PRESIDENT'S LETTER

                                                                   FEBRUARY 2002

[PHOTO OF JOHN T. HAILER]
President and Trustee
CDC Nvest Funds

Dear Shareholder:

The past 12 months have been difficult for investors. September 11, the first recession in 10 years, and continuing market volatility have taken their toll on the financial markets. While 2002 looks promising to many observers, every investor should be prepared for volatility and shifting market trends. At CDC Nvest Funds, we recognize that today, more than ever, investors need to build a diversified portfolio. That's why we seek to provide a high level of diversification through our multi-manager approach.

In 2001, we built on our commitment to diversification by introducing several new equity funds. We also strengthened some of our established funds with new, talented management teams, merged some funds and modified the objectives of others. This report gives you a chance to get to know a little more about the new managers, their strategies and unique perspectives.

On the service side, we also worked to give you and your financial advisor easier access to information and to improve your understanding of your CDC Nvest Funds accounts. Confirmation and quarterly statements are now cleaner and easier to read. Our website, www.cdcnvestfunds.com, now includes extensive account access features, allowing you to perform such tasks as setting up automatic investment plans online.

We believe the broad diversification and quality services we offer make it easier for you and your financial advisor to match our resources with your needs. And our affiliation with CDC IXIS Asset Management - one of the 25 largest investment management firms in the world, with $290 billion in assets as of the end of December - is helping us extend the depth and range of products we offer. The result is a family of mutual funds that spans a wide range of investment objectives and management styles, drawing on the talent of multiple firms.

In addition to our commitment to providing the tools you may need to help achieve your financial goals, we believe strongly in the value your financial advisor can provide. As a professional trained in the financial markets, your advisor can make sure you understand the risks and potential benefits of different funds or strategies. But perhaps most important, as a dispassionate counselor, your advisor can give you the confidence you need to weather the difficult periods and capture the new opportunities that lie ahead, helping to keep your long-term financial plans on track.

Sincerely yours,

/s/ John T. Hailer

[SIDENOTE]

WHILE 2002 LOOKS PROMISING TO MANY OBSERVERS, EVERY INVESTOR SHOULD BE PREPARED FOR VOLATILITY AND SHIFTING MARKET TRENDS. AT CDC NVEST FUNDS, WE RECOGNIZE THAT TODAY, MORE THAN EVER, INVESTORS NEED TO BUILD A DIVERSIFIED PORTFOLIO.

                                ECONOMIC UPDATE

FEBRUARY 2002

In 2001: The longest economic expansion in U.S. history officially came to an end. The National Bureau of Economic Research announced in November that a recession officially began in March. Gross Domestic Product (GDP) numbers for the third quarter revealed a contraction of -1.3% -- the first such decline in a decade. Reflecting the growing interdependence of world economies, for the first time in 30 years the economies of Europe, Japan and the U.S. all declined at the same time.

EQUITIES
Stock prices experienced their worst two-year stretch in nearly 30 years. The terrorist attacks of September 11 prompted a four-day halt in U.S. equities trading - the longest such stoppage since the great depression. When trading reopened on September 17, the Dow Jones Industrial Average staged its biggest one-day point drop in history, and then rebounded on hopes of a rapid economic recovery, rising 22% from the September 21 low. Trading volume on the New York Stock Exchange reached a record high for the year. Enron, one of the largest companies in the U.S., ended the year in bankruptcy.

FIXED-INCOME
Although bonds beat stocks for the second consecutive year, the market was extremely volatile. The Federal Reserve Board sliced the federal-funds interest rate 11 times, bringing it down to 1.75% - a level not seen since the early '60s. Sales of 30-year Treasury bonds - a bond market bellweather for many years
- were suspended indefinitely, creating a short-lived spike in long-term bond prices. During the last quarter of the year, bond prices took their worst beating in more than a decade, amid expectations that the economy might come roaring back to life, setting off a new round of inflation. The difference in yield between low- and high-quality bonds was wider than it has been in ten years at the end of 2001.

[CHART OF 2001 YIELD COMPARISONS]
Yields on High- vs. Low-Quality Bonds

Jan           6.81          5.23
Feb            6.7          5.07
Mar           6.64          4.98
Apr           6.75          5.18
May           6.69          5.18
Jun            6.7           5.2
Jul           6.28          4.78
Aug           6.14          4.64
Sep           6.09          4.14
Oct           5.77          3.74
Nov           6.03          4.17
Dec           6.23          4.38

THE CHART SHOWS THAT, ALTHOUGH THE BOND MARKETS RESPOND TO THE SAME STIMULI, THE LEVEL OF THEIR RESPONSE VARIES. FOR EXAMPLE, THE SURPRISE SUSPENSION OF SALES ON 30-YEAR TREASURIES SENT YIELDS ON ALL BONDS DOWN, BUT GOVERNMENT BONDS RESPONDED MORE STRONGLY, CAUSING THE "SPREAD," OR DIFFERENCE IN YIELD BETWEEN GOVERNMENT AND CORPORATE BONDS TO WIDEN. THE CHART COMPARES YIELDS AT THE END OF EACH MONTH ON TWO INDEXES: LEHMAN BROTHERS CREDIT INDEX, AN UNMANAGED INDEX OF CORPORATE BONDS WITH AN AVERAGE MATURITY OF 9.9 YEARS, AND LEHMAN BROTHERS GOVERNMENT BOND INDEX, WHICH INCLUDES ALL GOVERNMENT SECURITIES AND HAS AN AVERAGE MATURITY OF 8.3 YEARS. YOU MAY NOT INVEST DIRECTLY IN ANY INDEX. SOURCE: BLOOMBERG L.P.

RECOVERY
Yet, despite all the difficulties, RESILIENT is a word being used to describe the current state of the U.S. economy and its citizens. Consumer spending, which represents two thirds of the economy, showed signs of improving. Although the unemployment rate reached 5.7% in November - the highest rate in six years - the Conference Board also announced a 14.2% increase in its Consumer Confidence Index in November, its first gain in six months. Auto sales increased due to zero percent financing incentives. Lower mortgage rates lifted housing starts, new home sales and refinancing activities. The productivity levels for November increased at the fastest pace in more than a year. Manufacturing orders for defense goods and durables rose. And inflation remained subdued at 1.5%.

PROSPECTS
Expansions are a normal state for the economy, and most recessions are brief. The average length of a recession is 10 to 16 months, which would put us into the middle of 2002. Many economists predict that a combination of the Fed easing, a legislative stimulus package and low energy prices will lead to a faster recovery. Although many of the ingredients for economic recovery were coming together late last year, there are indications that it may be a different type of recovery than we've seen before. In the past, consumer spending usually provided the stimulus that got the economy moving again. However, this time consumers continued to spend at a relatively high level during most of last year. What's more, the downturn was led by a collapse in capital spending by businesses. In the wake of sluggish or declining profits, it is difficult to expect corporate America to lead a brisk revival in the economy. On the other hand, inventories are low, and manufacturers in some sectors may need to hire back workers.

As usual, there are many unanswered questions. How low will the Federal Reserve take interest rates? Can a fiscal stimulus package pass into law in time to be effective? Will oil prices stabilize near their recent, low levels? Will unemployment continue to rise? Will there be additional terrorist attacks on the U.S.? How long will the war on terrorism last and what will be the cost, both in psychological and financial terms? The answers to these questions will further test the resiliency of the economy. Most investment counselors caution investors to set realistic goals, diversify their investments and prepare for a recovery in the markets and the economy, although at a slower pace than in the exuberant '90s.

[CHART OF REAL GDP]
A Decade of Change

 -0.5
    3
  2.7
    4
  2.7
  3.6
  4.4
  4.3
  4.1
  4.1
  0.5

THE CHART SHOWS THE AVERAGE ANNUAL CHANGE IN REAL GROSS DOMESTIC PRODUCT EACH YEAR SINCE 1991 - ONE OF THE LONGEST PERIODS IN HISTORY WITHOUT A RECESSION. THE CHART INCLUDES A CONTRACTION OF -1.3% IN THE THIRD QUARTER OF 2001 AND AN ESTIMATED +0.2% FOURTH-QUARTER INCREASE ANNOUNCED IN JANUARY, FOR TOTAL CHANGE OF +0.5% ESTIMATED FOR THE FULL YEAR. CALCULATED BY THE U.S. BUREAU OF LABOR STATISTICS, REAL GDP IS A MEASURE OF THE TOTAL MARKET VALUE OF ALL FINAL GOODS AND SERVICES PRODUCED IN THE U.S. IN A GIVEN YEAR, ADJUSTED FOR INFLATION.

                   CDC NVEST SHORT TERM CORPORATE INCOME FUND

                                                               PORTFOLIO PROFILE

OBJECTIVE:
Seeks a high level of current income consistent with preservation of capital

STRATEGY:
Invests primarily in corporate bonds that mature in three years or less. May also consider other income opportunities

INCEPTION DATE:
October 18, 1991

MANAGERS:
Craig Smith
Richard G. Raczkowski
John Hyll
LOOMIS, SAYLES & COMPANY, L.P.

SYMBOLS:
Class A       NEFAX
Class B       NEABX
Class C       NECSX
Class Y       NECYX

NET ASSET VALUE PER SHARE:
(DECEMBER 31, 2001)
Class A          $7.16
Class B           7.15
Class C           7.14
Class Y           7.16

                                                           MANAGEMENT DISCUSSION

EFFECTIVE MAY 1, 2002, THE FUND'S NAME WILL BE CHANGING TO CDC NVEST SHORT TERM BOND FUND. PLEASE SEE THE SUPPLEMENT TO THE PROSPECTUS ON PAGE 66.

For the 12 months ended December 31, 2001, the total return on Class A shares of CDC Nvest Short Term Corporate Income Fund was 7.82% at net asset value, including $0.40 per share in reinvested dividends. The fund's benchmark, the Lehman Brothers 1-5 Year Investment Grade Debt Index, returned 9.68% for the same period, and the average return on the funds in Morningstar's Short Term Bond category was 7.30%.

Since Loomis Sayles became the fund's manager in June, its total return for the six months ended December 31 was 4.31%, compared with 4.39% for its benchmark. The 30-day SEC yield on Class A shares of the fund was 4.86% as of December 31, 2001.

HIGH-GRADE CORPORATE BONDS DID WELL IN A SLOWING ECONOMY

It was a difficult year for stocks and lower-quality bonds, but investment-grade corporate bonds performed well in 2001, even compared to Treasuries. The Federal Reserve Board cut short-term interest rates 11 times during the year to 1.75%. This helped the price performance of CDC Nvest Short Term Corporate Income Fund because it features high-quality, short-term bonds with attractive yields.

However, even some high-profile companies that issue investment-grade corporate bonds saw their earnings decline in 2001. A few even faced bankruptcy. Careful research is particularly important in difficult markets. Raytheon is one example of how our research helped the fund. This leading defense contractor was carrying a lot of debt and was one of the lowest-rated issues in the portfolio. We bought it at a low price, when many analysts feared Raytheon would lose its investment-grade rating, but it has shown steady improvement and been one of our best performers.

EXPECTING HIGHER INTEREST RATES, MANAGERS SHORTENED MATURITIES

After the tragic events of September 11, we carefully reviewed all the fund's holdings and sold the few travel-related issues in the portfolio. At the end of September, electric provider Niagara Mohawk came to market with the type of opportunity we had been looking for - attractively priced bonds that paid 2.05% more than Treasuries with comparable maturities. Issued to finance a power station, Standard & Poor's rated the bonds BBB- when we purchased them, and subsequently upgraded their rating to A-.

Because we expected to see interest rates rise in the near future, causing bond prices to decline, we shortened duration slightly, to help protect principal. A shorter duration makes the value of fund shares less sensitive to declining bond prices. At the same time, to help maintain the fund's income stream, we increased exposure to lower-quality, investment-grade issues. These bonds are also likely to rise in price when the economy improves.

SHORTER MATURITIES SHOULD IMPROVE PRICE STABILITY IN 2002

We expect to see a gradual economic recovery in the coming year, with generally rising interest rates. We believe corporate bonds with shorter maturities will do well because they tend to be less volatile in price than longer-term bonds. In keeping with our emphasis on research, we will continue to subject all investment candidates to rigorous screening, selecting securities based on their individual merits. Overall, we believe CDC Nvest Short Term Corporate Income Fund is well positioned to generate competitive returns and a steady flow of monthly income for shareholders.

                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 2001

PERFORMANCE IN PERSPECTIVE
The charts comparing CDC Nvest Short Term Corporate Income Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

[CHART OF GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES]

                   NAV           MSC         LB 1-5     LB 1-3
 1/1/1996        10,000         9,700        10,000     10000
 2/1/1996        10,055         9,753         9,993      9990.00
 3/1/1996        10,108         9,805        10,041     10020.97
 4/1/1996        10,119         9,815        10,030     10018.97
 5/1/1996        10,182         9,877        10,121     10111.14
 6/1/1996        10,222         9,915        10,255     10205.17
 7/1/1996        10,292         9,983        10,398     10310.29
 8/1/1996        10,351        10,040        10,569    10430.92
 9/1/1996        10,395        10,083        10,662     10515.41
10/1/1996        10,463        10,149        10,781    10615.30
11/1/1996        10,435        10,122        10,656     10551.61
12/1/1996        10,457        10,143        10,631    10536.84
 1/1/1997        10,495        10,180        10,758    10635.88
 2/1/1997        10,564        10,247        10,938    10749.69
 3/1/1997        10,619        10,301        11,087    10837.84
 4/1/1997        10,658        10,339        11,140    10872.52
 5/1/1997        10,724        10,402        11,245    10941.01
 6/1/1997        10,733        10,411        11,228    10915.85
 7/1/1997        10,798        10,474        11,367    10998.81
 8/1/1997        10,822        10,497        11,400    11024.11
 9/1/1997        10,873        10,547        11,545    11116.71
10/1/1997        10,908        10,581        11,583    11152.28
11/1/1997        10,901        10,574        11,627    11177.93
12/1/1997        10,890        10,563        11,616    11181.29
 1/1/1998        10,925        10,597        11,676    11227.13
 2/1/1998        10,975        10,646        11,801     11298.98
 3/1/1998        10,978        10,649        11,680     11230.06
 4/1/1998        10,940        10,612        11,547     11171.66
 5/1/1998        10,915        10,588        11,478     11129.21
 6/1/1998        10,908        10,581        11,497     11144.79
 7/1/1998        10,945        10,616        11,529     11173.77
 8/1/1998        10,969        10,640        11,680     11275.45
 9/1/1998        11,039        10,708        11,732     11313.79
10/1/1998        11,019        10,688        11,667     11288.90
11/1/1998        11,046        10,715        11,681     11314.86
12/1/1998        11,029        10,698        11,615     11267.34
 1/1/1999        11,015        10,684        11,640     11288.75
 2/1/1999        11,141        10,806        11,832     11443.40
 3/1/1999        11,265        10,927        12,068     11601.32
 4/1/1999        11,384        11,042        12,144     11667.45
 5/1/1999        11,442        11,099        12,287     11772.46
 6/1/1999        11,567        11,220        12,603     11970.71
 7/1/1999        11,596        11,248        12,686     12043.76
 8/1/1999        11,643        11,293        12,719     12091.88
 9/1/1999        11,702        11,351        12,828     12165.16
10/1/1999        11,776        11,422        12,912     12225.31
11/1/1999        11,834        11,479        13,038     12326.80
12/1/1999        11,906        11,549        13,195     12432.89
 1/1/2000        11,962        11,603        13,320     12527.16
 2/1/2000        12,037        11,676        13,459     12634.34
 3/1/2000        12,074        11,712        13,362     12586.22
 4/1/2000        12,115        11,752        13,310     12577.03
 5/1/2000        12,171        11,806        13,298     12589.72
 6/1/2000        12,212        11,846        13,308     12618.81
 7/1/2000        12,252        11,884        13,433     12711.11
 8/1/2000        12,310        11,941        13,485     12760.55
 9/1/2000        12,370        11,999        13,513     12807.57
10/1/2000        12,446        12,072        13,684     12924.81
11/1/2000        12,540        12,164        13,897     12927.22
12/1/2000        12,616        12,238        14,051     13168.70
 1/1/2001        12,659        12,280        14,002     13170.89
 2/1/2001        12,704        12,323        14,073     13234.54
 3/1/2001        12,777        12,394        14,110     13267.35
 4/1/2001        12,822        12,438        14,046     13257.07
 5/1/2001        12,900        12,513        14,192     13365.78
 6/1/2001        12,963        12,575        14,306     13459.17
 7/1/2001        13,042        12,651        14,432     13552.79
 8/1/2001        13,141        12,747        14,683     13703.28
 9/1/2001        13,223        12,827        14,639     13716.18
10/1/2001        13,286        12,887        14,791     13818.56
11/1/2001        13,369        12,968        14,894     13921.35
12/1/2001        13,378        12,977        14,920     13956.35
 1/1/2002        13,443        13,040        15,018     14048.44
 2/1/2002        13,526        13,120        15,199     14184.05
 3/1/2002        13,548        13,141        15,209     14195.42
 4/1/2002        13,595        13,187        15,267     14250.98
 5/1/2002        13,639        13,230        15,351     14321.41
 6/1/2002        13,684        13,274        15,455     14399.28
 7/1/2002        13,727        13,315        15,536     14473.65
 8/1/2002        13,753        13,340        15,598     14541.02
 9/1/2002        13,870        13,454        15,730     14708.13
10/1/2002        13,889        13,472        16,054     14906.08
11/1/2002        13,897        13,480        16,026     14970.61
12/1/2002        13,925        13,507        16,101     14967.98
 1/1/2003        13,986        13,566        16,154     15025.94
 2/1/2003        14,041        13,620        16,274     15090.03
 3/1/2003        13,957        13,538        16,132     15026.38
 4/1/2003        14,063        13,641        16,282     15132.90
 5/1/2003        14,131        13,707        16,360     15184.74
 6/1/2003        14,024        13,603        16,259     15172.28
 7/1/2003        14,053        13,632        16,303     15217.33
 8/1/2003        14,083        13,660        16,281     15260.86
 9/1/2003        14,073        13,651        16,303     15301.11
10/1/2003        14,182        13,757        16,456     15403.91
11/1/2003        14,192        13,767        16,520     15449.63
12/1/2003        14,182        13,757        16,565     15483.75
 1/1/2004        14,247        13,820        16,556     15499.72
 2/1/2004        14,221        13,794        16,522     15499.72
 3/1/2004        14,335        13,905        16,649     15607.11
 4/1/2004        14,386        13,954        16,745     15695.48
 5/1/2004        14,273        13,844        16,705     15725.66
 6/1/2004        14,304        13,875        16,745     15782.53
 7/1/2004        14,522        14,087        17,005     15956.64
 8/1/2004        14,637        14,198        17,146     16065.79
 9/1/2004        14,690        14,249        17,326     16193.09
10/1/2004        14,891        14,444        17,510     16326.52
11/1/2004        14,891        14,444        17,527     16399.57
12/1/2004        15,040        14,589        17,694     16552.25
 1/1/2005        15,198        14,742        17,961     16751.95
 2/1/2005        15,341        14,881        18,286     16989.27
 3/1/2005        15,437        14,974        18,456     17110.23
 4/1/2005        15,555        15,089        18,617     17249.13
 5/1/2005        15,586        15,118        18,654     17303.81
 6/1/2005        15,682        15,211        18,794     17410.33
 7/1/2005        15,710        15,239        18,876     17477.04
 8/1/2005        15,984        15,504        19,229     17696.87
 9/1/2005        16,102        15,619        19,402     17816.95
10/1/2005        16,310        15,820        19,626     18082.05
11/1/2005        16,472        15,978        19,875     18262.72
12/1/2005        16,407        15,915        19,769     18213.51
 1/1/2006        16,386        15,895        19,710     18222.48

The illustration represents past performance and does not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees, and expenses will differ. All results include reinvestment of dividends and capital gains.

                               AVERAGE ANNUAL TOTAL RETURNS -- DECEMBER 31, 2001

=======================================================================================
CLASS A (Inception 10/18/91)       1 YEAR(4)  5 YEARS(4) 10 YEARS(4) SINCE INCEPTION(4)
Net Asset Value(1)                   7.82%      5.30%      5.06%          5.08%
With Maximum Sales Charge(2)         4.54       4.65       4.75           4.76
=======================================================================================

CLASS B (Inception 9/13/93)        1 YEAR(4)  5 YEARS(4) 10 YEARS    SINCE INCEPTION(4)
Net Asset Value(1)                   7.03%      4.55%      --             4.26%
With CDSC(3)                         2.03       4.22       --             4.26
=======================================================================================

CLASS C (Inception 12/7/98)        1 YEAR(4)  5 YEARS    10 YEARS    SINCE INCEPTION(4)
Net Asset Value(1)                   6.87%      --         --             4.62%
With Maximum Sales Charge and
  CDSC(3)                            4.82       --         --             4.29
=======================================================================================

CLASS Y (Inception 10/1/01)        1 YEAR     5 YEARS    10 YEARS    SINCE INCEPTION(4)
Net Asset Value(1)                   --         --         --             0.40%
===============================================================================================================
                                                                           SINCE        SINCE        SINCE
                                                                           CLASS B      CLASS C      CLASS Y
COMPARATIVE PERFORMANCE                  1 YEAR     5 YEARS    10 YEARS    INCEPT.(8)   INCEPT.(8)   INCEPT.(8)
Lehman 1-5 Yr. Inv. Grade Debt Index(5)   9.68%      7.07%       7.01%      6.61%        6.75%        -0.83%
Morningstar Short Bond Fund Ave(6)        7.30       6.00        5.90       5.50         5.90         -0.95
Lipper Short Inv. Grade Fund Ave.(7)      7.25       5.93        5.63       5.47         5.83         -0.58

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                               PORTFOLIO AS OF DECEMBER 31, 2001

[CHART OF CREDIT QUALITY]

A               24.1%
AA               3.9%
AAA             32.5%
BB               2.8%
BBB             33.0%
NR               3.7%

Credit quality is based on bond ratings from Standard & Poor's Corp

[CHART OF EFFECTIVE MATURITY]

Less than 1 year                19.5%
1-5 years                       79.6%
5-10 years                       0.9%

Average Effective Maturity: 2.4 years

See page 16 for information on the possible risks associated with an investment in this fund.

NOTES TO CHARTS

These returns represent past performance and do not guarantee future results. Share price and returns will vary, and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown. Class Y shares are available to certain institutional investors only.
  (1) These results include reinvestment of any dividends and capital gains, but do not include a sales charge.
  (2) These results include reinvestment of any dividends and capital gains, and the maximum sales charge of 3.00%.
  (3) These results include reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.
  (4) The adviser waived certain fees and expenses during the period indicated and the Fund's average annual total returns and yields would have been lower had these not been waived.
  (5) Lehman Brothers 1-5 Year Investment Grade Debt Index is an unmanaged index of investment-grade domestic corporate debt securities with maturities of one to five years.
  (6) Morningstar Short Term Bond Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.
  (7) Lipper Short Term Investment Grade Debt Funds Average is the average performance without sales charges of funds similar investment objectives, as calculated by Lipper Inc.
  (8) The since-inception comparative performance shown for each Class of fund shares are calculated as follows: Class B from 9/30/93; Class C from 12/31/98; Class Y from 10/31/01.

                           CDC NVEST BOND INCOME FUND

                                                               PORTFOLIO PROFILE

OBJECTIVE:
Seeks a high level of current income consistent with what the fund considers reasonable risk

STRATEGY:
Invests primarily in corporate and U.S. government bonds

INCEPTION DATE:
November 7, 1973

MANAGERS:
Peter W. Palfrey
Curt A. Mitchell
Richard G. Raczkowski
LOOMIS, SAYLES & COMPANY, L.P.

SYMBOLS:
Class A       NEFRX
Class B       NERBX
Class C       NECRX
Class Y       NERYX

NET ASSET VALUE PER SHARE:
(DECEMBER 31, 2001)

Class A          $11.59
Class B           11.59
Class C           11.60
Class Y           11.63

                                                           MANAGEMENT DISCUSSION

For the 12 months ended December 31, 2001, the total return on Class A shares of CDC Nvest Bond Income Fund was 7.24% at net asset value, including $0.76 per share in reinvested dividends. The fund's benchmark, the Lehman Brothers Aggregate Bond Index, returned 8.44% for the same period, while the average return on the funds in Morningstar's Intermediate Bond Fund category was 7.40%.

The fund's 30-day SEC yield on December 31, 2001 was 5.76%.

FUND DEFENSIVE THROUGHOUT MOST OF 2001

The year began in the midst of a steep slide in stock prices and a downturn in the manufacturing sector of the economy. Corporate profits continued to slow as the year progressed, despite major governmental monetary and economic stimuli. The Federal Reserve Board slashed the Discount Rate 11 times during the year in an effort to avoid a recession. Meanwhile, consumer spending remained stronger than expected, which distracted attention from the downturn in other parts of the economy.

CDC Nvest Bond Income Fund was defensively positioned throughout most of the year, with higher-than-normal allocations to Treasuries and mortgage-backed securities, and reduced exposure to lower quality, high-yield bonds. We also shortened the fund's average duration to help preserve principal during a volatile period. A fund that has a relatively short duration is less sensitive to price changes, which is a benefit when times are uncertain.

After the tragic events of September 11, when the equity market appeared to establish a low late in September, we shifted strategies. We began to reach for more income by decreasing the fund's Treasury holdings and adding to higher-yielding, corporate securities. By the end of 2001, CDC Nvest Bond Income Fund's average credit quality was A1, as measured by Moody's Investors Service, and lengthened the effective duration slightly to 4.7 years, which made the fund moderately sensitive to changes in interest rates.

HIGH-QUALITY CORPORATE BONDS PERFORMED WELL IN 2001

We continued to favor large, well-financed companies that tend to have the strength to hold up well in a slower economy. In fact, investment-grade corporate bonds performed very well in 2001, reversing the prior year's poor performance relative to Treasuries. In particular, our investments in financially sound banks did well, along with supermarket, energy and high-quality telecommunications issues. We generally avoided lower-grade, high-yield telecom issues, although the little we had hurt the fund's performance. These issues and the fund's holdings in non-U.S. dollar denominated bonds - although below last year's levels - were primarily responsible for the fund's underperformance relative to its benchmark in 2001.

STAGE SET FOR RECOVERY IN 2002

The efforts of the Fed and the government to stimulate the economy have established a solid groundwork for a recovery in the coming year. Inflation seems to be well contained and energy prices are relatively low, which should provide a positive environment for bond investors. Yields currently available on corporate debt and mortgage-related investments are attractive by every historical measure. The difference in yields between Treasuries and A-rated corporate bonds is roughly 2% - an attractive advantage for investors who are willing to accept modest credit risk.

We believe there are substantial reserves awaiting investment once it becomes clear that a gradual recovery is underway in the U.S. and global economies. While we expect the recovery to be uneven and gradual, we believe CDC Nvest Bond Income Fund is well positioned to provide shareholders with an attractive level of current income with minimal price fluctuations.

                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 2001

PERFORMANCE IN PERSPECTIVE
The charts comparing CDC Nvest Bond Income Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index, and would incur transaction costs and other expenses even if they could.


[CHART OF GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES]

                     NAV           MSC     LB Aggregate  LB Corporate Bond
12/31/1991          10000          9550          10000        10000
                     9873          9429        9863.96         9875
                     9919          9473        9928.09         9970
                     9864          9420        9872.12         9927
                     9869          9425        9943.43         9977
                    10089          9635       10131.06        10199
 6/30/1992          10253          9791       10270.49        10358
                    10586         10109       10480.03        10635
                    10675         10195        10586.2        10718
                    10834         10346       10711.68        10847
                    10623         10145       10569.67        10654
                    10579         10103       10573.65        10671
12/31/1992          10764         10280       10740.17        10869
                    11017         10521       10946.12        11122
                    11290         10782       11137.74        11378
                    11312         10803       11184.15        11418
                    11401         10888       11262.03        11506
                    11417         10903       11276.37        11519
 6/30/1993          11662         11137       11480.73        11799
                    11756         11227       11545.66        11884
                    11990         11451       11748.03        12180
                    11997         11457        11780.3        12209
                    12077         11534       11824.32        12270
                    11947         11410       11723.73        12119
12/31/1993          12041         11499       11787.27        12191
                    12229         11679       11946.42        12427
                    11961         11423       11738.87        12134
                    11641         11118       11449.46        11762
                    11521         11003       11358.03        11649
                    11461         10945       11356.44        11606
 6/30/1994          11390         10877       11331.34        11577
                    11604         11082       11556.42        11870
                    11665         11140       11570.76        11883
                    11542         11022       11400.46        11662
                    11510         10993        11390.3        11635
                    11479         10963          11365        11616
12/31/1994          11539         11019       11443.48        11713
                    11733         11205       11669.96        11961
                    12119         11574       11947.42        12305
                    12122         11577       12020.72        12406
                    12361         11805       12188.63        12616
                    12906         12325       12660.29        13210
 6/30/1995          13021         12435       12753.11        13329
                    12951         12368       12724.63        13270
                    13181         12588        12878.2        13484
                    13346         12745       13003.49        13643
                    13523         12915       13172.59        13820
                    13735         13117       13369.98        14084
12/31/1995          13935         13308       13557.62        14317
                    13993         13364       13647.65        14410
                    13690         13074       13410.42        14067
                    13621         13008        13317.2        13947
                    13507         12899       13242.31        13832
                    13495         12888       13215.42        13807
 6/30/1996          13692         13076       13392.89        14010
                    13727         13109       13429.54        14036
                    13727         13109       13407.03        13993
                    14046         13414       13640.68        14289
                    14403         13754       13942.84        14680
                    14749         14085       14181.66        14994
12/31/1996          14577         13921        14049.8        14787
                    14659         13999       14092.82        14807
                    14751         14087       14127.88        14870
                    14530         13877       13971.32        14638
                    14690         14029       14180.46        14860
                    14888         14218       14314.51        15028
 6/30/1997          15150         14468       14484.42        15241
                    15760         15050       14875.02        15799
                    15491         14794       14748.14        15565
                    15799         15088       14965.64        15838
                    15949         15231       15182.75        16039
                    16022         15301       15252.67        16129
12/31/1997          16188         15460       15406.24        16300
                    16403         15665       15604.03        16494
                    16456         15716       15592.27        16489
                    16558         15813       15645.85        16550
                    16634         15885       15727.52        16654
                    16803         16047       15876.71        16852
 6/30/1998          16866         16107       16011.36        16977
                    16821         16064       16045.42        16962
                    16655         15905       16306.55        17041
                    17298         16520       16688.38        17594
                    17116         16346       16600.14        17323
                    17456         16671       16694.36        17648
12/31/1998          17483         16697       16744.55        17699
                    17672         16877       16864.06        17875
                    17315         16536       16569.67        17451
                    17553         16763       16661.49        17575
                    17693         16896       16714.27        17626
                    17308         16529       16567.87        17390
 6/30/1999          17197         16423       16515.09        17299
                    17129         16358       16444.78        17204
                    17061         16293       16436.41        17163
                    17350         16569       16627.23        17350
                    17390         16607       16688.58        17430
                    17415         16632       16687.38        17449
12/31/1999          17424         16640       16606.91        17356
                    17351         16570       16552.54        17296
                    17547         16757       16752.71        17457
                    17787         16986       16973.41        17605
                    17459         16673       16924.81        17450
                    17330         16551       16917.04        17385
 6/30/2000          17855         17052          17269        17822
                    17960         17152       17425.76        18037
                    18192         17373       17678.32        18263
                    18219         17399       17789.46        18363
                    18115         17300       17907.18        18367
                    18287         17464       18199.98        18586
12/31/2000          18712         17870        18537.6        18931
                    19176         18313       18840.75        19473
                    19366         18494       19004.88        19638
                    19390         18517       19100.29        19758
                    19280         18412       19021.01        19693
                    19403         18530       19135.74        19868
 6/30/2001          19408         18535       19208.04        19967
                    19898         19003       19637.48        20489
                    20119         19214       19862.36        20763
                    20036         19134       20093.81        20732
                    20430         19511       20514.29        21246
                    20294         19381       20231.45        21061
12/31/2001          20085         19181       20102.98        20916

The illustration represents past performance and does not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees, and expenses will differ. All results include reinvestment of dividends and capital gains.


                               AVERAGE ANNUAL TOTAL RETURNS -- DECEMBER 31, 2001

====================================================================================
CLASS A (Inception 11/7/73)        1 YEAR     5 YEARS    10 YEARS    SINCE INCEPTION
Net Asset Value(1)                  7.24%      6.60%       7.21%          7.89%
With Maximum Sales Charge(2)        2.44       5.62        6.72           7.71
====================================================================================
CLASS B (Inception 9/13/93)        1 YEAR     5 YEARS    10 YEARS    SINCE INCEPTION
Net Asset Value(1)                  6.54%      5.83%       --             5.48%
With CDSC(3)                        1.54       5.52        --             5.48
====================================================================================
CLASS C (Inception 12/30/94)       1 YEAR     5 YEARS    10 YEARS    SINCE INCEPTION
Net Asset Value(1)                  6.54%      5.81%       --             7.21%
With Maximum Sales Charge and
 CDSC3                              4.45       5.60        --             7.06
====================================================================================
CLASS Y (Inception 12/30/94)       1 YEAR     5 YEARS    10 YEARS    SINCE INCEPTION
Net Asset Value(1)                  7.80%      6.94%       --             8.46%
=======================================================================================================
                                                                                  SINCE        SINCE
                                                                                 CLASS B    CLASS C & Y
COMPARATIVE PERFORMANCE                      1 YEAR     5 YEARS     10 YEARS     INCEPT.(8)  INCEPT.(8)
Lehman Aggregate Bond Index(4)                 8.44%      7.43%       7.23%       6.69%       8.38%
Lehman Credit Index(5)                        10.34       7.22        7.67        6.76        8.67
Morningstar Int. Bond Fund Average(6)          7.40       6.30        6.70        5.80        7.16
Lipper Int. Investment Grade Debt Avg.(7)      7.59       6.44        6.74        5.80        7.42

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                               PORTFOLIO AS OF DECEMBER 31, 2001

[CHART OF CREDIT QUALITY]

A               9.5%
AA              1.1%
AAA            40.1%
B               1.6%
BB             14.5%
BBB            33.1%
NR              0.1%

Credit quality is based on bond ratings from Standard & Poor's

[CHART OF EFFECTIVE MATURITY]

Less than 1 year                8.0%
1-5  years                     26.1%
5-10 years                     51.6%
10+ years                      14.3%

Average Effective Maturity: 7.5 years

See page 16 for information on the possible risks associated with an investment in this fund.

NOTES TO CHARTS

These returns represent past performance and do not guarantee future results. Share price and returns will vary and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown. Class Y shares are available to certain institutional investors only.
  (1) These results include reinvestment of any dividends and capital gains, but do not include a sales charge.
  (2) These results include reinvestment of any dividends and capital gains, and the maximum sales charge of 4.50%.
  (3) These results include reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.
  (4) Lehman Brothers Aggregate Bond Index is an unmanaged index of investment-grade bonds with one- to ten-year maturities issued by the U.S. government, its agencies and U.S. corporations.
  (5) Lehman Brothers Credit Index is an unmanaged index that includes all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered, investment-grade corporate debt.
  (6) Morningstar Intermediate Bond Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc.
  (7) Lipper Intermediate Investment Grade Debt Funds Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Lipper Inc.
  (8) The since-inception comparative performance shown for each Class of fund shares are calculated as follows: Class B from 9/30/93; Class C from 12/31/94; Class Y from 12/31/94.

                           CDC NVEST HIGH INCOME FUND

                                                               PORTFOLIO PROFILE

OBJECTIVE:
Seeks high current income plus the opportunity for capital appreciation to produce a high total return

STRATEGY:
Invests primarily in  fixed-income securities rated B or lower

INCEPTION DATE:
February 22, 1984

MANAGERS:
Michael Millhouse
Curt Mitchell
LOOMIS, SAYLES & COMPANY, L.P.

SYMBOLS:
Class A       NEFHX
Class B       NEHBX
Class C       NEHCX

NET ASSET VALUE PER SHARE:
(DECEMBER 31, 2001)
Class A           $4.94
Class B            4.95
Class C            4.94

                                                           MANAGEMENT DISCUSSION

For the 12 months ended December 31, 2001, the total return on Class A shares of CDC Nvest High Income Fund was -10.65%, including $0.68 per share in reinvested dividends. The fund's benchmark, the Lehman Brothers High Yield Composite Index, returned 5.28% for the same period, and the average return on the funds in Morningstar's High Yield Bond category was 1.80%.

The fund's focus on high-yielding bonds issued by technology and telecommunications companies caused it to underperform its benchmark this year. However, its income level remained high. The SEC 30-day yield as of December 31, 2001 was 11.60%.

PRICE DECLINES HARDEST ON HIGH YIELD MARKETS IN 2001

The year started on a positive note when the Federal Reserve Board launched a series of reductions in short-term interest rates. However, the bond-price rally that followed stalled out. By mid-year, prices of high-yield bonds in several sectors had reached new lows, as the economy continued to weaken. The decline continued through the summer, and the technology and telecommunications industries were hardest hit.

Following the events of September 11, investors fled to higher-quality bonds in search of relative safety, and this further reduced demand for lower-quality bonds - CDC Nvest High Income Fund's primary investment media. September was the worst single month ever for the high-yield bond market, and a period that put the value of investment research to the test. Although default levels reached new highs in 2001, none of the bonds in the fund's portfolio defaulted and income payouts remained stable.

When the stock market began to recover in the fourth quarter, the situation finally appeared to improve for high-yield bonds. In November, lower-tier bonds actually outperformed higher-quality issues, as markets began to anticipate an eventual recovery and investors once again appeared to be willing to accept higher risk in pursuit of higher returns.

FUND'S EMPHASIS ON DEPRESSED TECH, TELECOM OUTWEIGHED GAINS

As 2001 progressed, we continued the strategy we began last year, replacing the fund's zero-coupon bonds with issues that pay high current income, but this took time because prices were so volatile. We saw strong performance in a variety of sectors, including chemical manufacturers, cable companies and waste haulers. In foreign markets, Mexican corporate bonds performed well, as did Hanvit Bank, which is majority owned by the Korean government. The Hanvit Bank issue has a 12.75% coupon and the price rose more than 8% from January 1, 2001 to December 31, 2001. After September 11, we bought some issues in the leisure and travel industries at low prices, and these have already provided some price appreciation.

Unfortunately, the magnitude of the declines in CDC Nvest High Yield Fund's technology and telecommunications holdings outweighed gains in other sectors. We decreased the fund's exposure to these sectors in the course of the year from 28% to 20% of net assets, although by year end we were exploring new high-yield opportunities in the technology area.

MANAGER EXPECTS HIGH-YIELD MARKET TO RECOVER WITH ECONOMY

We believe the combination of stimuli from the Fed and the government, coupled with low energy prices and contained inflation, should lead to a recovery in the second or third quarter of 2002. Another positive indicator is the difference in yields between high-yield bonds and Treasury securities - about 9.0% at the end of December - compared to the historical average differential of 4.5%. The last time yields were that far apart was before the high-yield market rally in the early 1990s.

When the economic environment begins to improve, prices in the high-yield bond market could bounce back quickly. We believe CDC Nvest High Income Fund could benefit if a moderate economic recovery gets underway, restoring investor confidence.

                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 2001

PERFORMANCE IN PERSPECTIVE
The charts comparing CDC Nvest High Income Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

[CHART OF GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES]

                        NET ASSET        MAXIMUM SALES      LEHMAN 1-5 INV.
                        VALUE(1)         CHARGE(2)          GRADE DEBT INDEX(5)
      12/31/91          10000               9550               10000
                        10397               9929            10352.25
                        10652              10172            10607.68
                        10750              10266             10739.2
                        10826              10339            10779.99
                        10969              10476             10932.1
       6/30/92          11101              10602            11035.03
                        11289              10781            11201.63
                        11380              10868             11348.4
                        11468              10952            11463.92
                        11269              10762            11302.27
                        11457              10942            11444.47
      12/31/92          11579              11058            11575.23
                        11867              11333            11911.86
                        12084              11540            12121.92
                        12289              11736            12277.84
                        12371              11814            12384.96
                        12554              11989            12532.12
       6/30/93          12828              12251            12795.17
                        12911              12330            12918.68
                        12944              12361            13027.71
                        12915              12334            13061.26
                        13207              12613            13325.83
                        13323              12723            13389.88
      12/31/93          13492              12885            13556.48
                        13801              13180            13850.79
                        13828              13205            13814.57
                        13474              12868            13292.67
                        13255              12658            13201.55
                        13310              12711            13208.42
       6/30/94          13365              12764            13249.21
                        13281              12684            13361.67
                        13225              12630            13456.21
                        13253              12657            13456.98
                        13232              12636               13489
                        13023              12437            13318.97
      12/31/94          13057              12469            13416.95
                        13152              12560            13598.79
                        13493              12886            14065.04
                        13580              12969            14216.38
                        13849              13226            14578.17
                        14105              13470            14986.85
       6/30/95          14087              13453            15082.15
                        14329              13684            15272.77
                        14339              13694            15320.42
                        14412              13764            15508.75
                        14470              13819            15604.44
                        14496              13844            15742.06
      12/31/95          14595              13938            15989.48
                        14862              14193            16270.82
                        14964              14290            16283.79
                        14935              14263            16272.73
                        15114              14434            16308.57
                        15277              14590            16406.54
       6/30/96          15374              14682            16542.26
                        15523              14824            16619.27
                        15707              15000            16798.83
                        16190              15462            17203.69
                        16155              15428            17335.98
                        16488              15746            17681.37
      12/31/96          16766              16012            17804.51
                        16779              16024            17967.29
                        17367              16585            18267.32
                        17137              16365            18003.51
                        17232              16457            18179.64
                        17805              17004             18582.6
       6/30/97          17920              17114            18840.31
                        18409              17580            19357.63
                        18526              17692            19313.79
                        19078              18220            19696.54
                        18912              18061            19714.08
                        19166              18303            19902.41
      12/31/97          19344              18474            20077.01
                        19634              18751            20438.42
                        19607              18725            20558.12
                        19810              18918            20751.02
                        19917              19021            20832.99
                        19885              18990            20905.42
       6/30/98          19954              19056            20980.52
                        19923              19027            21099.85
                        18541              17707            19935.58
                        18366              17539            20025.93
                        17980              17171            19615.35
                        19272              18405            20429.27
      12/31/98          19015              18159            20451.76
                        19443              18568             20755.6
                        19566              18686            20633.22
                        19882              18988            20829.94
                        20311              19397            21233.66
                        19812              18921            20946.21
       6/30/99          19757              18868            20901.61
                        19678              18792            20985.48
                        19371              18499            20753.69
                        19245              18379            20604.25
                        19418              18545            20467.39
                        19547              18667            20706.42
      12/31/99          19776              18886            20940.88
                        19557              18677            20850.52
                        19645              18761            20890.93
                        19052              18195            20451.76
                        19040              18183            20484.54
                        18509              17676            20274.49
       6/30/00          19070              18212            20687.36
                        19183              18320            20845.19
                        19107              18247            20987.77
                        18712              17870            20804.39
                        17779              16979            20138.01
                        16301              15568            19340.48
      12/31/00          16594              15847            19714.08
                        18521              17688            21190.96
                        18428              17599            21473.07
                        17487              16700            20967.56
                        16949              16186            20706.42
                        16994              16229            21079.26
       6/30/01          16019              15298            20487.98
                        16335              15600            20789.53
                        16210              15480            21034.66
                        14735              14072            19621.06
                        14572              13916            20106.36
                        15045              14368            20839.85
      12/31/01          14857              14188            20754.83

The illustration represents past performance and does not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees, and expenses will differ. All results include reinvestment of dividends and capital gains.

                               AVERAGE ANNUAL TOTAL RETURNS -- DECEMBER 31, 2001

=======================================================================================
CLASS A (Inception 2/22/84)         1 YEAR    5 YEARS   10 YEARS(7)  SINCE INCEPTION(7)
Net Asset Value(1)                  -10.65%    -2.43%     4.01%           5.58%
With Maximum Sales Charge(2)        -14.64     -3.32      3.53            5.30
=======================================================================================
CLASS B (Inception 9/20/93)         1 YEAR    5 YEARS   10 YEARS     SINCE INCEPTION(7)
Net Asset Value(1)                  -11.29%    -3.13%     --              0.98%
With CDSC(3)                        -15.27     -3.37      --              0.98
=======================================================================================
CLASS C (Inception 3/2/98)          1 YEAR    5 YEARS   10 YEARS     SINCE INCEPTION(7)
Net Asset Value(1)                  -11.47%     --        --             -7.78%
With Maximum Sales Charge and
  CDSC(3)                           -13.10      --        --             -8.02
============================================================================================================
                                                                                 SINCE            SINCE
                                                                                CLASS B          CLASS C
COMPARATIVE PERFORMANCE                     1 YEAR     5 YEARS    10 YEARS     INCEPTION(8)     INCEPTION(8)
Lehman High Yield Composite Index(4)         5.28%       3.11%       7.58%       5.77%            0.00%
Morningstar High Yield Bond Fund Average(5)  1.80        1.30        6.60        4.10            -1.60
Lipper High Current Yield Funds Average(6)   1.79        1.39        6.54        4.01            -2.29

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                               PORTFOLIO AS OF DECEMBER 31, 2001

[CHART OF CREDIT QUALITY]

B               39.8%
BB              42.8%
BBB              8.1%
CCC              2.3%
Stock            2.8%
NR               4.2%

Credit quality is based on bond ratings from Standard & Poor's

[CHART OF EFFECTIVE MATURITY]

Less than 1 year        19.5%
1-5 years               71.2%
5-10 years               3.9%
5-10 years               5.4%

Average Effective Maturity: 6.9 years

See page 16 for information on the possible risks associated with an investment in this fund.

NOTES TO CHARTS

These returns represent past performance and do not guarantee future results. Share price and returns will vary and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown.
  (1) These results include reinvestment of any dividends and capital gains, but do not include a sales charge.
  (2) These results include reinvestment of any dividends and capital gains, and the maximum sales charge of 4.50%.
  (3) These results include reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.
  (4) Lehman Brothers High Yield Composite Index is a market-weighted, unmanaged index of fixed-rate, non-investment grade debt.
  (5) Morningstar High Yield Bond Fund Average is the average performance without sales charge of funds with similar investment objectives, as calculated by Morningstar, Inc.
  (6) Lipper High Current Yield Funds Average is the average performance without sales charge of funds with similar investment objectives, as calculated by Lipper Inc.
  (7) Fund performance has been increased by expense waivers, without which performance would have been lower.
  (8) The since-inception comparative performance shown for each Class of fund shares are calculated as follows: Class B from 9/30/93; Class C from 3/31/98.

                        CDC NVEST STRATEGIC INCOME FUND

                                                               PORTFOLIO PROFILE

OBJECTIVE:
Seeks high current income with a secondary objective of capital growth

STRATEGY:
Invests primarily in fixed-income and equity securities in the U.S. and around the world, balancing income and capital appreciation opportunities

INCEPTION DATE:
May 1, 1995

MANAGERS:
Daniel J. Fuss
Kathleen C. Gaffney
LOOMIS, SAYLES & COMPANY, L.P.

SYMBOLS:
Class A       NEFZX
Class B       NEZBX
Class C       NECZX
Class Y       NEZYX

NET ASSET VALUE
PER SHARE:
(DECEMBER 31, 2001)
Class A          $9.88
Class B           9.88
Class C           9.87
Class Y           9.90

                                                           MANAGEMENT DISCUSSION

For the 12 months ended December 31, 2001, the total return on Class A shares of CDC Nvest Strategic Income Fund was -0.14% at net asset value, including $0.91 in reinvested distributions. The fund's benchmark, the Lehman Brothers Aggregate Bond Index, returned 8.44% for the same period, while the average return on the funds in Morningstar's Multi-Sector Bond category was 3.90%. The fund's 30-day SEC yield at the end of December was 8.56%.

U.S. HIGH-QUALITY CORPORATE BONDS BEAT OTHER MARKETS IN 2001

Throughout the year, slowing corporate profits eroded prices of corporate bonds in the major world economies. A flight to quality drove prices higher and yields lower on U.S. Treasury securities, producing a wide yield advantage for the corporate sector. High-quality and investment-grade issues, which the fund does not normally invest in, tended to outperform lower-rated securities during 2001.

By the end of the year, high-yield domestic corporate and convertible bonds made up about one-third of the portfolio. Of the balance, about half was in emerging market securities payable in U.S. dollars, and about half in bonds of developed countries outside the U.S.

FUND MOST ACTIVE IN SOUTH AMERICA, ASIA, CANADA AND U.S.

Because of the U.S. slowdown, we placed greater emphasis on overseas opportunities, including Brazil and Mexico. In Asia we trimmed holdings slightly and focused on the Philippines, South Korea and Thailand - the region's most promising national economies.

Within the major economies, we took steps to upgrade quality. We kept a low profile in Europe, partly due to the weak Euro, and partly for want of suitable opportunities; too much of Europe's high-yield market is made up of questionable telecommunications issues. Canadian government and provincial bonds constitute the bulk of our non-U.S. holdings. The Canadian dollar seems to have stabilized after a long decline, and its economy could benefit from a U.S. or global recovery.

Domestically, our search for value led us to initiate positions in the travel and lodging industries when those areas appeared oversold after the terrorist attacks on September 11. And in the telecommunications sector we focused on stronger companies, including Nextel and Level3 Communications, which benefited from a debt-reduction program.

U.S. TECHNOLOGY, BRAZIL, MEXICO HELPED; U.S. INDUSTRIALS HURT IN 2001

In the U.S. our technology selections were positives, including convertible bonds issued by Analog Devices and Western Digital. Results from automobile-related holdings, including bonds issued by parts-maker Dana, were disappointing, but the sector still has long-term appeal for us. We also think Georgia-Pacific will recover from current asbestos-related concerns. Brazil and Mexico both performed well in the second half; neither country appears to have been tainted by Argentina's financial problems. Mexico's recent reforms have boosted its status among emerging market economies.

U.S. 2002 RECOVERY COULD SPREAD TO OTHER DEVELOPED ECONOMIES

Based on their yield advantage over Treasury securities, the domestic high-yield market is more attractively priced than it has been in ten years. Low interest rates will work their way through the U.S. economy eventually, potentially producing a brighter outlook for corporate bonds of all rating categories.

We believe the CDC Nvest Strategic Income Fund, as currently structured, can ride out the remainder of this recession successfully. Apart from Japan, most of the developed world will be on track for recovery before too long, in our opinion. We also think supply and demand for natural resources will come into balance, and excess production capacity will quickly be absorbed in most parts of the world once a recovery begins.

                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 2001

PERFORMANCE IN PERSPECTIVE
The charts comparing CDC Nvest Strategic Income Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. Two bond indices measure the performance of a theoretical portfolio. Unlike a fund, the indices are unmanaged and do not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

[CHART OF GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES]

                        NET ASSET    MAXIMUM SALES     LEHMAN AGGREGATE     LEHMAN UNIVERSAL
                        VALUE(1)     CHARGE(2)         BOND INDEX(4)        INDEX(5)
         5/1/95          10000          9550               10000               10000
                         10014          9563               10000               10389
        6/30/95          10017          9566            10073.32               10465
                         10096          9642            10050.82               10449
                         10192          9733            10172.12               10572
                         10410          9942            10271.08               10680
                         10355          9889            10404.65               10812
                         10647         10168            10560.56               10975
       12/31/95          11038         10541            10708.77               11141
                         11302         10793            10779.88               11238
                         10995         10500             10592.5               11044
                         11073         10575            10518.87               10976
                         11057         10559            10459.71               10931
                         11232         10727            10438.48               10915
        6/30/96          11383         10871            10578.66               11062
                         11360         10849             10607.6               11094
                         11569         11048            10589.83               11091
                         11974         11435            10774.37               11293
                         12316         11761            11013.04               11528
                         12816         12239            11201.68               11732
       12/31/96          12638         12069            11097.53               11637
                         12674         12104            11131.51               11687
                         12875         12295             11159.2               11728
                         12735         12162            11035.54               11591
                         12816         12239            11200.73               11766
                         13091         12502            11306.62               11891
        6/30/97          13388         12785            11440.82               12036
                         13990         13361            11749.34               12365
                         13629         13016            11649.12               12263
                         14110         13475            11820.93               12452
                         13814         13193            11992.41               12570
                         13889         13264            12047.64               12639
       12/31/97          13818         13196            12168.94               12773
                         14043         13411            12325.17               12934
                         14300         13657            12315.88               12945
                         14607         13949             12358.2               13004
                         14611         13953            12422.71               13071
                         14372         13726            12540.55               13165
        6/30/98          14143         13507             12646.9               13252
                         13966         13338            12673.81               13283
                         12252         11700            12880.07               13282
                         12648         12079            13181.67               13597
                         12785         12209            13111.97               13541
                         13642         13028            13186.38               13676
       12/31/98          13579         12968            13226.03               13708
                         13814         13192            13320.43               13800
                         13617         13004             13087.9               13582
                         14336         13691            13160.42               13685
                         15255         14569            13202.12               13766
                         14782         14117            13086.48               13627
        6/30/99          14825         14158            13044.79               13602
                         14532         13879            12989.25               13546
                         14351         13705            12982.64               13531
                         14443         13793            13133.37               13678
                         14564         13909            13181.82               13735
                         14828         14160            13180.88               13757
       12/31/99          15231         14546            13117.32               13731
                         15090         14411            13074.37               13684
                         15684         14978            13232.48               13858
                         15843         15130             13406.8               14020
                         15390         14697            13368.41               13977
                         14893         14223            13362.28               13951
        6/30/00          15461         14765            13640.28               14251
                         15597         14895             13764.1               14390
                         15940         15223            13963.59               14600
                         15519         14820            14051.38               14674
                         14887         14217            14144.36               14733
                         14810         14143            14375.64               14932
       12/31/00          15335         14645            14642.31               15219
                         15822         15110            14881.76               15515
                         15798         15087             15011.4               15646
                         15201         14517            15086.76               15699
                         14953         14280            15024.15               15630
                         15288         14600            15114.77               15742
        6/30/01          15246         14560            15171.88               15786
                         15258         14571            15511.08               16097
                         15595         14893            15688.71               16299
                         14821         14154            15871.52               16416
                         15170         14487            16203.64               16745
                         15385         14693            15980.24               16549
       12/31/01          15314         14625            15878.76               16449

The illustration represents past performance and does not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees, and expenses will differ. All results include reinvestment of dividends and capital gains. Index values are calculated from 5/31/95.


                               AVERAGE ANNUAL TOTAL RETURNS -- DECEMBER 31, 2001

================================================================================
CLASS A (Inception 5/1/95)         1 YEAR     5 YEARS    SINCE INCEPTION(8)
Net Asset Value(1)                  -0.14%     3.91%          6.60%
With Maximum Sales Charge(2)        -4.64      2.96           5.86
================================================================================
CLASS B (Inception 5/1/95)         1 YEAR     5 YEARS    SINCE INCEPTION(8)
Net Asset Value(1)                  -0.79%     3.14%          5.78%
================================================================================
CLASS C (Inception 5/1/95)         1 YEAR     5 YEARS    SINCE INCEPTION(8)
Net Asset Value(1)                  -0.80%     3.14%          5.75%
With Maximum Sales Charge and
  CDSC(3)                           -2.71      2.94           5.58
================================================================================
CLASS Y (Inception 12/1/99)        1 YEAR     5 YEARS    SINCE INCEPTION
Net Asset Value(1)                  0.33%       --            1.93%
================================================================================
                                                           SINCE             SINCE
                                                       CLASS A, B AND C     CLASS Y
COMPARATIVE PERFORMANCE            1 YEAR     5 YEARS    INCEPTION(9)     INCEPTION(9)
Lehman Aggregate Bond Index(4)      8.44%      7.43%       7.28%              10.02%
Lehman Universal Index(5)           8.09       7.16        7.23                9.45
Morningstar Multi-Sector Bond
  Fund Avg.(6)                      3.90       3.60        5.75                2.80
Lipper Multi-Sector Income
  Funds Avg.(7)                     3.63       3.27        5.35                7.28

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                               PORTFOLIO AS OF DECEMBER 31, 2001

[CHART OF CREDIT QUALITY]

A               7.4%
AA             12.4%
AAA            16.2%
B              12.7%
BB             26.0%
BBB            10.3%
NR              5.5%
Other           9.5%

Credit quality is based on bond ratings from Standard & Poor's

[CHART OF EFFECTIVE MATURITY]

Less than 1 year        1.0%
1-5 years               4.3%
5-10 years             20.0%
10+ years              74.7%

Average Effective Maturity: 19 years

See page 16 for information on the possible risks associated with an investment in this fund.

NOTES TO CHARTS

These returns represent past performance. Share price and returns will vary, and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown. Class Y shares are available to certain institutional investors only.
  (1) These results include reinvestment of any dividends and capital gains, but do not include a sales charge.
  (2) These results include reinvestment of any dividends and capital gains, and the maximum sales charge of 4.50%.
  (3) These results include reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.
  (4) Lehman Brothers Aggregate Bond Index is an unmanaged index of investment-grade bonds with one- to ten-year maturities issued by the U.S. government, its agencies and U.S. corporations.
  (5) Lehman Brothers Universal Bond Index is an unmanaged index representing a blend of the Lehman Aggregate, High Yield and Emerging Market Indexes.
  (6) Morningstar Multi-Sector Bond Fund Average is the average performance without sales charge of funds with similar investment objectives as calculated by Morningstar, Inc.
  (7) Lipper Multi-Sector Income Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper Inc.
  (8) The adviser waived certain fees and expenses during the periods indicated, without which performance would have been lower.
  (9) The since-inception comparative performance shown for each Class of fund shares are calculated as follows: Class A, B and C from 4/30/95; Class Y from 12/31/99.

                  CDC NVEST LIMITED TERM U.S. GOVERNMENT FUND

                                                               PORTFOLIO PROFILE

OBJECTIVE:
Seeks high current return consistent with preservation of capital

STRATEGY:
Invests primarily in U.S. government securities (including zero-coupon bonds) and U.S. agency obligations

INCEPTION DATE:
January 3, 1989

MANAGERS:
Michael F. Harris
Cliff Rowe
LOOMIS, SAYLES & COMPANY, L.P.

SYMBOLS:
Class A        NEFLX
Class B        NELBX
Class C        NECLX
Class Y        NELYX

NET ASSET VALUE PER SHARE:
(DECEMBER 31, 2001)
Class A          $11.36
Class B           11.34
Class C           11.35
Class Y           11.41

                                                           MANAGEMENT DISCUSSION

The total return on Class A shares of CDC Nvest Limited Term U.S. Government Fund was 6.86% for the 12 months ended December 31, 2001, including $0.56 in reinvested dividends. For the same period, the fund's benchmark, Lehman Brothers Intermediate Government Bond Index, returned 8.42%, while the average return on the funds in Morningstar's Short Government category was 7.10%.

CONTINUED SAFETY BIAS SUPPORTED U.S. GOVERNMENT BOND PRICES

The bond market in general was volatile, but shorter-term U.S. government bonds performed relatively well. The Federal Reserve Board cut short-term interest rates 11 times in 2001, continuing its campaign to lift the country out of recession. The December rate cut brought the discount rate (the rate the Federal Reserve charges member banks) down to 1.75%, the lowest level since John F. Kennedy was president.

Market volatility in the wake of several other events also contributed to the positive performance of U.S. government bonds by triggering a flight to the relative safety and stability of U.S. government bonds. These events included the September 11 terrorist attacks, the bankruptcy of Enron, and an announcement by the U.S. Treasury that it was suspending sales of 30-year Treasury bonds.

Although U.S. government securities participated in the price rally that resulted from generally declining interest rates, most of the gains were concentrated on the short end of the market, which benefited your fund. For example, the yield on two-year Treasury bond yields dropped below 2% during the period, while yields on ten-year Treasuries remained virtually flat during most of 2001. In general, whenever investors are concerned about the future, short-term U.S. government bonds do well on a total return basis, as increased demand helps drive prices up.

AS INTEREST RATES FELL, MANAGER PURSUED MORE INCOME

As short-term rates fell during the year, we focused on increasing the fund's income level by investing in securities that offered a yield advantage over U.S. Treasuries. These included U.S. government agency bonds, such as mortgage-backed securities. When interest rates fall, many homeowners opt to take advantage of lower mortgage rates to refinance or prepay their mortgages. Although this prepayment risk can interrupt the income performance of mortgage-backed securities, we believed that the prices of these securities reflected higher prepayment activity than we thought was likely in the current, sluggish economy.

We also trimmed our position in corporate bonds early in the year. The bonds we sold had performed well for the fund, but we believed further price appreciation was likely to be minimal. Because there were signs that the economy was beginning to deteriorate, we also wanted to limit the fund's risk exposure.

Also in the course of the year, we reduced the fund's weighting in asset-backed securities (bonds backed by receipts from auto, home equity and consumer loans). Although these high-quality securities had contributed significantly to fund performance, we found more attractive opportunities in other areas.

PROJECTING FLAT INTEREST RATES IN 2002, FUND FOCUSES ON INCOME

Although there are signs that the Fed's rate cuts are beginning to take effect, we continue to think that the economy is in a precarious position. There is some evidence of strength in the retail sector and in consumer behavior, as well as gains in some manufacturing areas, but unemployment remains at a six-year high. As a result, we expect interest rates to remain fairly flat in the months ahead, with fewer opportunities for price appreciation. Consequently, going forward we will focus on providing as much income as possible for fund shareholders, while maintaining a diversified portfolio composed primarily of high-quality U.S. government securities.

                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 2001

PERFORMANCE IN PERSPECTIVE
The charts comparing CDC Nvest Limited Term U.S. Government Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

[CHART OF GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES]

                         NET ASSET         MAXIMUM SALES         LEHMAN INT. GOVERNMENT
                         VALUE (1)         CHARGE(2)             BOND INDEX(4)
      12/31/91                10000                9700                10000
                               9861                9565              9903.79
                               9915                9617              9934.63
                               9857                9561              9895.03
                               9919                9622              9983.88
                              10074                9772             10132.83
       6/30/92                10215                9908             10278.81
                              10385               10073             10475.96
                              10492               10178             10583.03
                              10631               10312             10728.83
                              10484               10170             10600.03
                              10443               10130             10554.99
      12/31/92                10565               10248             10692.91
                              10726               10404             10891.63
                              10845               10519             11052.15
                              10879               10552             11092.81
                              10956               10627             11179.55
                              10973               10644             11149.06
       6/30/93                11095               10762             11310.46
                              11156               10822             11333.24
                              11315               10976                11502
                              11335               10995             11548.79
                              11360               11019             11576.13
                              11298               10959             11518.82
      12/31/93                11315               10975             11566.49
                              11415               11072             11680.75
                              11287               10949              11520.4
                              11132               10798             11352.34
                              11067               10735             11278.92
                              11067               10735             11286.98
       6/30/94                11058               10726             11289.26
                              11151               10817             11437.51
                              11179               10844             11470.81
                              11095               10762                11376
                              11095               10762             11378.28
                              11056               10725             11327.63
      12/31/94                11064               10732             11364.61
                              11212               10876             11549.49
                              11371               11030             11772.22
                              11402               11060             11837.06
                              11515               11169             11974.28
                              11837               11482             12311.97
       6/30/95                11889               11532              12390.3
                              11883               11526             12396.26
                              11987               11627              12498.6
                              12062               11700             12582.37
                              12228               11861             12720.28
                              12375               12004             12875.37
      12/31/95                12505               12129             13002.42
                              12573               12196             13112.12
                              12423               12050             12973.51
                              12344               11974             12914.27
                              12313               11943              12876.6
                              12270               11902             12869.94
       6/30/96                12366               11995             13000.67
                              12393               12021             13040.97
                              12388               12016             13055.87
                              12545               12169             13224.63
                              12747               12364              13441.4
                              12906               12518             13603.68
      12/31/96                12802               12418             13530.43
                              12856               12471             13582.47
                              12873               12487             13604.55
                              12806               12421              13527.1
                              12918               12530             13679.73
                              12997               12607             13786.28
       6/30/97                13122               12729             13904.22
                              13340               12939             14160.59
                              13317               12917             14106.45
                              13455               13051             14259.78
                              13606               13198             14425.91
                              13629               13220             14457.63
      12/31/97                13733               13321             14575.39
                              13932               13514             14765.53
                              13900               13483             14749.93
                              13876               13460             14795.85
                              13930               13512             14866.47
                              14020               13600             14968.63
       6/30/98                14123               13700              15069.4
                              14142               13717              15127.4
                              14367               13936             15413.57
                              14778               14334             15773.17
                              14635               14196             15799.28
                              14590               14152             15750.91
      12/31/98                14620               14181             15812.25
                              14699               14258              15882.7
                              14530               14094             15664.87
                              14598               14160             15768.79
                              14641               14202             15811.55
                              14531               14096             15714.46
       6/30/99                14437               14004             15737.25
                              14368               13937             15739.52
                              14362               13932              15761.6
                              14526               14090             15896.71
                              14553               14117             15928.26
                              14568               14131              15939.3
      12/31/99                14522               14086             15889.18
                              14459               14025             15835.91
                              14587               14150             15966.99
                              14768               14325             16149.24
                              14721               14279             16142.75
                              14727               14286             16185.86
       6/30/00                14938               14489             16442.94
                              15013               14562             16552.12
                              15170               14715              16737.7
                              15287               14828             16883.85
                              15342               14882             16999.69
                              15551               15085             17249.06
      12/31/00                15733               15261             17553.45
                              15933               15455             17786.87
                              16051               15570             17950.37
                              16153               15668              18080.4
                              16121               15637             18023.27
                              16201               15715             18097.93
       6/30/01                16213               15726             18155.58
                              16515               16019              18494.5
                              16624               16125              18658.7
                              16885               16378             19057.02
                              17138               16623             19354.23
                              16915               16407             19123.27
      12/31/01                16812               16308             19030.74

The illustration represents past performance and does not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees, and expenses will differ. All results include reinvestment of dividends and capital gains.

                               AVERAGE ANNUAL TOTAL RETURNS -- DECEMBER 31, 2001

================================================================================
CLASS A (Inception 1/3/89)       1 YEAR     5 YEARS    10 YEARS  SINCE INCEPTION
Net Asset Value(1)                6.86%      5.60%       5.33%        6.74%
With Maximum Sales Charge(2)      3.61       4.96        5.01         6.49
================================================================================
CLASS B (Inception 9/27/93)      1 YEAR     5 YEARS   10 YEARS   SINCE INCEPTION
Net Asset Value(1)                6.18%      4.91%       --           4.15%
With CDSC(3)                      1.18       4.58        --           4.15
================================================================================
CLASS C (Inception 12/30/94)     1 YEAR     5 YEARS   10 YEARS   SINCE INCEPTION
Net Asset Value(1)                6.18%      4.92%       --           5.34%
With Maximum Sales Charge and
 CDSC(3)                          4.15       4.71        --           5.18
================================================================================
CLASS Y (Inception 3/31/94)      1 YEAR     5 YEARS   10 YEARS   SINCE INCEPTION
Net Asset Value(1)                7.41%      6.02%       --           5.87%

===========================================================================================================
                                                                         SINCE        SINCE       SINCE
                                                                         CLASS B      CLASS C     CLASS Y
COMPARATIVE PERFORMANCE                    1 YEAR  5 YEARS   10 YEARS   INCEPT.(7)   INCEPT.(7)  INCEPT.(7)
Lehman Int. Gov't. Bond Index(4)            8.42%   7.06%      6.65%      6.24%        7.64%       6.89%
Morningstar Short Gov't. Fund Avg.(5)       7.10    5.80       5.60       5.20         6.40        5.80
Lipper Short Int. U.S. Gov't. Funds Avg.(6) 7.16    5.93       5.92       5.24         6.58        5.82

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                               PORTFOLIO AS OF DECEMBER 31, 2001

[CHART OF PORTFOLIO MIX]

Yankee                   4.1%
Mortgage-backed         43.4%
US Government           20.5%
Government Agencies     24.4%
Other                    4.1%



[CHART OF EFFECTIVE MATURITY]

Less than 1 year                 2.8%
1-5 years                       60.6%
5-10 years                      36.6%

Average Effective Maturity: 4.7 years

See page 16 for information on the possible risks associated with an investment in this fund.

NOTES TO CHARTS

These returns represent past performance and do not guarantee future results. Share price and returns will vary, and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown. Class Y shares are available to certain institutional investors only.
  (1) These results include reinvestment of any dividends and capital gains, but do not include a sales charge.
  (2) These results include reinvestment of any dividends and capital gains, and the maximum sales charge of 3.00%.
  (3) These results include reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.
  (4) Lehman Brothers Intermediate Government Bond Index is an unmanaged index of bonds issued by the U.S. government and its agencies with maturities between one and ten years.
  (5) Morningstar Short Government Fund Average is the average performance without sales charge of funds with similar investment objectives as calculated by Morningstar, Inc.
  (6) Lipper Short Intermediate U.S. Government Funds Average is the average performance without sales charge of funds with similar investment objectives as calculated by Lipper Inc.
  (7) The since-inception comparative performance shown for each Class of fund shares are calculated as follows: Class B from 9/30/93; Class C from 12/31/94; Class Y from 3/31/94.

                      CDC NVEST GOVERNMENT SECURITIES FUND

                                                               PORTFOLIO PROFILE

OBJECTIVE:

Seeks a high level of current income consistent with safety of principal

STRATEGY:
Invests in U.S. government securities, including Treasury securities and other investments issued or guaranteed by government agencies

INCEPTION DATE:
September 16, 1985

MANAGERS:
Kent P. Newmark
Cliff Rowe
LOOMIS, SAYLES & COMPANY, L.P.

SYMBOLS:
Class A        NEFUX
Class B        NEUBX
Class Y        NEUYX

NET ASSET VALUE PER SHARE:
(DECEMBER 31, 2001)
Class A          $11.18
Class B           11.17
Class Y           11.17

                                                           MANAGEMENT DISCUSSION

For the 12 months ended December 31, 2001, the total return on Class A shares of CDC Nvest Government Securities Fund was 4.93% at net asset value, including $0.55 in reinvested dividends. For the same period, the fund's benchmark, Lehman Brothers Government Bond Index, returned 7.23%, while the average return on the funds in Morningstar's Long Government category was 5.30%.

YIELDS ON LONG GOVERNMENT BONDS TAKE ROUND TRIP IN 2001

In response to a weakening economy, the Federal Reserve Board cut short-term interest rates 11 times in 2001. Yields on short-term bonds reached their lowest levels in 40 years, but the economy still fell into a recession. Longer maturity bonds were extremely volatile, but ended 2001 back to about where they were a year ago, reflecting concerns that the Fed's efforts to stimulate the economy might ultimately lead to a surge in inflation.

In the aftermath of the tragic events of September 11, investors fled to the relative safety of short-term securities. The resulting spike in demand caused short-term interest rates to fall further, widening the gap between yields on long- and short-term interest rates and causing the Treasury yield curve to become steeper for a time. By the end of October, when the yield curve was at its steepest, the Treasury surprised investors by suspending sales of its 30-year bonds. This triggered a sharp, short-lived price rally for long-term bonds as yields plummeted, only to rise again early in November, depressing prices.

MANAGER SHIFTED STRATEGIES AS MARKET CONDITIONS CHANGED

In the course of the year we lengthened the portfolio's duration, locking in higher yields from bonds with longer maturities and positioning the fund for potential price appreciation. A fund with a longer duration is more sensitive to changes in bond prices, up or down.

By the third quarter, we had moved the portfolio into what we call a maturity barbell. This is a strategy where we concentrate investments in both the short and long ends of the maturity spectrum and lighten up in the middle - the intermediate part of the curve. This strategy is successful if the difference in yields between 10- and 30-year bonds narrows, and it worked well for the fund until September 11, when the securities markets were severely shaken.

IN HINDSIGHT, FUND WENT LONG TOO SOON, BUT POSITIONED FOR 2002

Although October was an excellent month, and CDC Nvest Government Securities Fund benefited, the fund's overall emphasis on longer-duration bonds eliminated some gains during the fourth quarter. The fund's average duration at the end of 2001 was 9.14 years, significantly up from 7.19 at the beginning of the year. Its relatively long duration is the primary reason why the fund trailed its benchmark for the year.

The position we built in Treasury Inflation Protected notes (called TIPs) - 3.8% of total net assets as of year end - was a positive during the fourth quarter and we believe these securities will continue to benefit the fund in 2002 if economic recovery causes inflation expectations to rise. The fund's position in mortgage-backed securities - GNMA (Government National Mortgage Association) and FNMA (Federal National Mortgage Association) bonds - totaled 27% of the portfolio at the end of the year and provided a significant return advantage over long-term Treasury issues.

FED MAY SWITCH TO NEUTRAL STANCE

We believe the difference in yield between long- and short-term bonds is still too steep, and we expect this difference to narrow as the economic outlook improves, restoring a more normal relationship. We also expect the Federal Reserve to shift from a policy of easing credit to a neutral stance. If our scenario is correct, the longer duration of CDC Nvest Government Securities Fund's portfolio should provide a higher level of interest income for investors.

                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 2001

PERFORMANCE IN PERSPECTIVE
The charts comparing CDC Nvest Government Securities Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

[CHART OF GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES]

                            NET ASSET           MAXIMUM SALES     LEHMAN GOVERNMENT
                            VALUE(1)            CHARGE(2)         BOND INDEX(4)
      12/31/91                10000                9550                10000
                               9865                9421              9844.32
                               9943                9496              9882.77
                               9825                9383              9825.01
                               9872                9428               9886.9
                              10086                9632             10069.31
       6/30/92                10250                9789             10213.61
                              10483               10012                10471
                              10596               10120             10568.58
                              10732               10249             10718.05
                              10528               10054             10563.41
                              10471               10000             10547.89
      12/31/92                10681               10200             10722.71
                              10854               10366             10950.45
                              11065               10567             11169.75
                              11047               10549             11207.16
                              11111               10611             11293.36
                              11176               10673             11280.95
       6/30/93                11364               10853             11531.27
                              11430               10916             11601.61
                              11687               11162             11860.56
                              11746               11218              11905.9
                              11780               11250              11950.9
                              11638               11114             11819.87
      12/31/93                11642               11118             11865.56
                              11761               11232             12027.96
                              11482               10966             11773.33
                              11272               10765             11508.52
                              11186               10682                11418
                              11180               10676             11403.35
       6/30/94                11051               10554             11377.15
                              11198               10695             11586.27
                              11203               10698             11588.51
                              11047               10550             11425.25
                              11046               10549             11416.63
                              10982               10488             11395.76
      12/30/94                11009               10513             11465.07
                              11180               10676              11678.5
                              11436               10921             11929.87
                              11511               10993             12004.69
                              11629               11105             12161.57
                              12265               11713             12652.06
       6/30/95                12341               11786             12749.12
                              12221               11671             12702.23
                              12353               11797             12851.53
                              12507               11944             12975.31
                              12742               12169             13172.88
                              12990               12406             13378.21
      12/31/95                13214               12619             13567.86
                              13265               12668             13651.13
                              12940               12357             13373.04
                              12795               12219             13261.33
                              12694               12123             13176.68
                              12628               12060             13154.61
       6/30/96                12758               12184             13324.42
                              12782               12207             13357.35
                              12700               12128             13327.53
                              12923               12342             13548.72
                              13228               12633              13846.8
                              13499               12891             14087.65
      12/31/96                13317               12717             13943.86
                              13332               12732             13959.38
                              13340               12740             13978.52
                              13161               12569              13830.6
                              13323               12723             14030.24
                              13436               12831             14151.26
       6/30/97                13624               13011             14310.05
                              14195               13557             14716.23
                              13876               13251             14570.72
                              14128               13493             14789.84
                              14407               13759             15045.69
                              14511               13858             15122.75
      12/31/97                14691               14030             15280.84
                              14898               14227             15509.45
                              14828               14160             15467.38
                              14818               14151             15511.17
                              14863               14194             15580.99
                              15051               14373             15740.98
       6/30/98                15278               14591             15919.94
                              15249               14562             15944.59
                              15718               15011             16359.39
                              16150               15423             16800.39
                              15948               15230             16743.15
                              16037               15316             16748.84
      12/31/98                16016               15295             16786.26
                              16172               15444             16883.66
                              15549               14849             16482.14
                              15586               14885             16546.79
                              15637               14934             16584.37
                              15428               14734             16438.87
       6/30/99                15247               14561             16405.42
                              15135               14454             16381.63
                              15022               14346             16381.46
                              15217               14532             16514.38
                              15207               14522             16540.93
                              15139               14458             16518.17
      12/31/99                14987               14313             16411.28
                              15003               14327             16434.21
                              15267               14580             16668.16
                              15602               14900             16960.73
                              15475               14779             16913.83
                              15421               14727              16924.7
       6/30/00                15688               14982             17226.57
                              15836               15123             17393.28
                              16113               15388             17650.51
                              16050               15328             17700.85
                              16196               15467             17870.15
                              16567               15821              18221.5
      12/31/00                16920               16159             18584.75
                              17034               16268             18771.81
                              17250               16474             18985.24
                              17263               16486             19051.79
                              17014               16248             18857.32
                              17072               16304             18919.56
       6/30/01                17100               16331             19006.62
                              17609               16817             19462.97
                              17805               17004             19704.68
                              18044               17232             20047.58
                              18661               17821             20564.96
                              18020               17209             20103.62
      12/31/01                17754               16955             19928.63

The illustration represents past performance and does not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees, and expenses will differ. All results include reinvestment of dividends and capital gains.

                               AVERAGE ANNUAL TOTAL RETURNS -- DECEMBER 31, 2001

===================================================================================
CLASS A (Inception 9/16/85)         1 YEAR     5 YEARS   10 YEARS   SINCE INCEPTION
Net Asset Value(1)                   4.93%      5.92%      5.91%         7.15%
With Maximum Sales Charge(2)         0.18       4.95       5.42          6.85
===================================================================================
CLASS B (Inception 9/23/93)         1 YEAR     5 YEARS   10 YEARS   SINCE INCEPTION
Net Asset Value(1)                   4.05%      5.11%       --           4.33%
With CDSC(3)                        -0.94       4.78        --           4.33
===================================================================================
CLASS Y (Inception 3/31/94)         1 YEAR     5 YEARS   10 YEARS   SINCE INCEPTION
Net Asset Value(1)                   5.32%      6.24%       --           6.36%
===================================================================================
                                                                   SINCE        SINCE
                                                                  CLASS B      CLASS Y
COMPARATIVE PERFORMANCE             1 YEAR   5 YEARS  10 YEARS  INCEPTION(7)  INCEPTION(7)
Lehman Government Bond Index(4)       7.23%    7.40%     7.14%    6.44%        7.34%
Morningstar Long Government Fund
  Avg.(5)                             5.30     6.80      7.10     5.80         6.90
Lipper General Government Funds
  Avg.(6)                             6.17     6.35      6.27     5.50         6.35

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                               PORTFOLIO AS OF DECEMBER 31, 2001

[CHART OF PORTFOLIO MIX]

U.S. Government                 54.9%
U.S. Government Agencies        15.6%
Mortgage-backed                 26.5%
Short Term Investment & Other    3.0%

[CHART OF EFFECTIVE MATURITY]

Five years or less               8.1%
6-10 years                      39.9%
10+ years                       52.0%

Average Maturity: 13 years

See page 16 for information on the possible risks associated with an investment in this fund.

NOTES TO CHARTS

These returns represent past performance and do not guarantee future results. Share price and returns will vary and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown. Class Y shares are available to certain institutional investors only.
  (1) These results include reinvestment of any dividends and capital gains, but do not include a sales charge.
  (2) These results include reinvestment of any dividends and capital gains, and the maximum sales charge of 4.50%.
  (3) These results include reinvestment of any dividends and capital gains. Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares.
  (4) Lehman Brothers Government Bond Index is an unmanaged index of public debt of the U.S. Treasury, government agencies, and their obligations.
  (5) Morningstar Long Government Fund Average is the average performance without sales charge of funds with similar investment objectives as calculated by Morningstar, Inc.
  (6) Lipper General Government Funds Average is the average performance without sales charge of funds with similar investment objectives as calculated by Lipper Inc.
  (7) The since-inception comparative performance shown for each Class of fund shares are calculated as follows: Class B from 9/31/93; Class Y from 3/31/94.

RISKS OF THE CDC NVEST INCOME FUNDS

Any mutual fund investment involves risk. The following notes describe some of the risks of the CDC Nvest Funds discussed in this report. These risks may affect the value of your investment. See the funds' prospectus for details.

CDC Nvest Short Term Corporate Income Fund invests primarily in short-term corporate securities, including lower rated bonds that may offer higher yields in return for more risk, and mortgage securities that are subject to prepayment risk. The fund may also invest in foreign and emerging market securities, which have special risks. It may also invest in securities issued by the U.S. government and Treasury securities; although the U.S. government guarantees such securities if held to maturity, mutual funds that invest in these securities are not guaranteed.

CDC Nvest Bond Income Fund invests primarily in quality corporate and U.S. government bonds. Treasuries and U.S. government securities are guaranteed if held to maturity; mutual funds that invest in these securities are not guaranteed. The fund may invest in lower rated corporate bonds, which offer higher yields in return for more risk, and in mortgage-backed securities that are subject to prepayment risk. The fund is also permitted to invest a portion of assets in foreign and emerging market securities, which have special risks. These may include risks resulting from political unrest, currency fluctuations, and different regulatory requirements or accounting standards.

CDC Nvest High Income Fund may invest in lower rated bonds that may offer higher yields in return for more risk. It may also invest a portion of assets in foreign and emerging market securities, which have special risks. The fund may also invest in U.S. government securities, which are guaranteed if held to maturity; mutual funds that invest in these securities are not guaranteed.

CDC Nvest Strategic Income Fund may invest in foreign and emerging market securities, which have special risks. These may include risks resulting from political unrest, currency fluctuations and different regulatory requirements or accounting standards. Emerging markets may be more subject to these risks than developed markets. The fund may also invest in lower-rated bonds, which offer higher yields in return for more risk, and in mortgage securities that are subject to prepayment risk. It may also invest in real estate investment trusts (REITS) that change in price with underlying real estate values and have other, mortgage-related risks.

CDC Nvest Limited Term U.S. Government Fund invests primarily in securities issued or backed by the federal government, including Treasury securities that are guaranteed if held to maturity; mutual funds that invest in these securities are not guaranteed. It may also invest a portion of assets in foreign securities, which have special risks, and in mortgage-backed securities that are subject to prepayment risk.

CDC Nvest Government Securities Fund invests primarily in U.S. government securities, which are guaranteed if held to maturity; mutual funds that invest in these securities are not guaranteed. The fund may also invest a portion of assets in mortgage-backed securities that are subject to prepayment risk.

                NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

           SHORT TERM CORPORATE INCOME FUND -- SCHEDULE OF INVESTMENTS

Investments as of December 31, 2001

                                                 RATINGS (c) (UNAUDITED)
                                                 -----------------------
   PRINCIPAL                                                    STANDARD
    AMOUNT    DESCRIPTION                               MOODY'S & POOR'S        VALUE (a)
=========================================================================================
BONDS AND NOTES--95.2% OF TOTAL NET ASSETS
              AEROSPACE/DEFENSE--1.7%
$     500,000 Raytheon Co., 6.300%, 3/15/2005              Baa3    BBB-       $   516,191
      500,000 Raytheon Co., 8.200%, 3/01/2006              Baa3    BBB-           542,440
                                                                              -----------
                                                                                1,058,631
                                                                              -----------
              ASSET BACKED--14.1%
      983,097 AmeriCredit Automobile
              7.150%,  8/12/2004                            Aaa    AAA          1,014,758
    1,000,000 CIT Equipment Collateral Trust,
              6.840%,  6/20/2004                            Aaa    AAA          1,032,795
    1,000,000 Daimler-Chrysler Auto Trust
              3.780%,  2/6/2007                             Aaa    AAA            976,410
    1,000,000 Harley Davidson Motorcycle Trust
              4.040%,  10/15/2009                           Aaa    --             987,970
    1,000,000 Honda Auto Receivables 2001
              3.960%,  2/19/2007                            Aaa    AAA            992,484
    2,000,000 MBNA Master Credit Card Trust
              2.310%,  4/15/2005                            Aaa    AAA          2,003,120
    1,000,000 PSE & G Transition Funding LLC
              5.740%,  3/15/2007                            Aaa    AAA          1,039,914
      927,839 WFS Financial Owner Trust,
              7.750%,  11/20/2004                           Aaa    AAA            960,147
                                                                              -----------
                                                                                9,007,598
                                                                              -----------
              BANKS--4.5%
    1,000,000 Capital One Bank,
              6.500%, 7/30/2004                            Baa2    BBB-         1,007,799
    1,000,000 FleetBoston Financial Corp.,
              7.250%, 9/15/2005                             A1      A           1,079,355
      750,000 Wells Fargo & Co.,  5.900%, 5/21/2006         Aa2     A+            774,898
                                                                              -----------
                                                                                2,862,052
                                                                              -----------
              BROADCASTING--1.6%
    1,000,000 Clear Channel Communications,
              7.250%, 9/15/2003                            Baa3    BBB-         1,039,260
                                                                              -----------
              CABLE & MEDIA--2.4%
      500,000 Comcast Cable Communications,
              6.375%, 1/30/2006                            Baa2    BBB            508,497
    1,000,000 Cox Communications, Inc.,
              6.875%, 6/15/2005                            Baa2    BBB          1,047,548
                                                                              -----------
                                                                                1,556,045
                                                                              -----------
              COMMERCIAL SERVICES--1.6%
    1,000,000 Aramark Services, Inc.,
              6.750%, 8/01/2004                            Baa3    BBB-         1,010,423
                                                                              -----------
              COMPUTER HARDWARE--1.6%
    1,000,000 Sun Microsystems, Inc.,
              7.000%, 8/15/2002                            Baa1    BBB+         1,017,682
                                                                              -----------
              CONSUMER FINANCE--3.6%
    1,200,000 Countrywide Home Loan, Inc.,
              6.850%, 6/15/2004                             A3      A           1,271,995
    1,000,000 Household Finance Corp.,
              6.500%, 1/24/2006                             A2      A           1,025,854
                                                                              -----------
                                                                                2,297,849
                                                                              -----------
              CONSUMER PRODUCTS--1.7%
    1,000,000 Unilever Corp.,  6.750%, 11/01/2003           A1      A+          1,056,455
                                                                              -----------
              FINANCE--17.0%
      185,000 Case Credit Corp.,  6.125%, 2/15/2003         Ba2     BB            175,750
      500,000 CIT Group, Inc.,  7.500%, 11/14/2003          A2      A+            531,567
    1,000,000 Ford Motor Credit Co.,
              7.500%, 6/15/2003                             A2     BBB+         1,039,292
$   1,000,000 General Electric Capital Corp.,
              Medium Term Note, 6.750%, 9/11/03            Aaa     AAA          1,054,662
    1,500,000 General Motors Acceptance Corp.,
              7.625%, 6/15/2004                             A2     BBB+         1,586,460
    1,000,000 International Lease Finance Corp.
              Medium Term Note, 5.500%, 6/7/04              A1      AA-         1,009,920
    1,000,000 John Deere Capital Corp.,
              7.000%, 10/15/2002                            A2      A           1,033,717
      500,000 Qwest Capital Funding, Inc.,
              6.250%, 7/15/2005                            Baa1    BBB+           491,290
      750,000 Qwest Capital Funding, Inc.
              144A,  5.875%, 8/03/2004                      --      --            740,895
      800,000 Salomon Smith Barney Holdings, Inc.,
              5.875%, 3/15/2006                            Aa1     AA-            819,714
      750,000 Toyota Motor Credit Corp.,
              5.625%, 11/13/2003                           Aa1     AAA            779,826
    1,500,000 Verizon Global Funding Corp.,
              6.750%, 12/01/2005                            A1      A+          1,583,190
                                                                              -----------
                                                                               10,846,283
                                                                              -----------
              FINANCIAL SERVICES--2.8%
      500,000 Dean Witter Discover & Co.,
              6.875%, 3/01/2003                            Aa3     AA-            523,017
    1,250,000 Lehman Brothers Holdings, Inc.,
              6.625%, 2/05/2006                             A2      A           1,297,071
                                                                              -----------
                                                                                1,820,088
                                                                              -----------
              FOODS--2.5%
    1,025,000 Conagra, Inc.,  7.400%, 9/15/2004            Baa2    BBB          1,102,597
      500,000 Kellogg Co.,  6.000%, 4/01/2006              Baa2    BBB            512,478
                                                                              -----------
                                                                                1,615,075
                                                                              -----------
              MACHINERY--1.4%
       90,000 Case Corp.,  6.250%, 12/01/2003               Ba2     BB             84,150
       20,000 Case Corp.,  7.250%, 8/01/2005                Ba2     BB             17,400
      750,000 Ingersoll Rand Co.,  6.250%, 5/15/2006        A3      A-            764,485
                                                                              -----------
                                                                                  866,035
                                                                              -----------
              MANUFACTURING-DIVERSIFIED--3.3%
    1,000,000 Honeywell International, Inc.,
              6.875%, 10/03/2005                            A2      A           1,057,188
    1,000,000 United Technologies Corp.,
              6.625%, 11/15/2004                            A2      A+          1,065,179
                                                                              -----------
                                                                                2,122,367
                                                                              -----------
              MEDIA & ENTERTAINMENT--0.8%
      500,000 Viacom, Inc.,  7.750%, 6/01/2005              A3      A-            539,538
                                                                              -----------
              MORTGAGE BACKED--8.6%
      267,294 Federal Home Loan Mortgage Corp.,
              6.488%, 3/1/2025 (d)                         Aaa     AAA            268,454
      158,829 Federal Home Loan Mortgage Corp.,
              6.829%, 12/1/2025 (d)                        Aaa     AAA            159,417
    1,000,000 Federal Home Loan Mortgage Corp.,
              7.375%,  5/15/2003                           Aaa     AAA          1,062,970
    1,366,016 Federal Home Loan Mortgage Corp.,
              7.500%,  8/1/2009                            Aaa     AAA          1,440,724
      254,491 Federal National Mortgage Association,
              5.629%, 9/1/2023 (d)                         Aaa     AAA            255,643
      166,315 Federal National Mortgage Association,
              6.013%, 5/1/2020 (d)                         Aaa     AAA            165,502
      121,280 Federal National Mortgage Association,
              6.511%, 8/1/2017 (d)                         Aaa     AAA            121,053
      188,054 Federal National Mortgage Association,
              6.781%, 6/1/2019 (d)                         Aaa     AAA            191,904

                See accompanying notes to financial statements.

                                       17

                                                 RATINGS (c) (UNAUDITED)
                                                 -----------------------
   PRINCIPAL                                                    STANDARD
    AMOUNT    DESCRIPTION                               MOODY'S & POOR'S        VALUE (a)
=========================================================================================
              MORTGAGE BACKED
$     425,977 Federal National Mortgage Association,
              6.940%, 1/1/2020 (d)                          Aaa    AAA        $   436,627
    1,000,000 Federal National Mortgage Association,
              7.300%, 7/19/05                               Aaa    AAA          1,028,280
      366,327 Federal National Mortgage Association,
              8.408%, 1/1/2024 (d)                          Aaa    AAA            372,510
                                                                              -----------
                                                                                5,503,084
                                                                              -----------
              OIL & GAS-DRILLING EQUIPMENT--0.9%
      565,000 R & B Falcon Corp.,6.500%, 4/15/2003         Baa3     A-            582,012
                                                                              -----------
              OIL & GAS-MAJOR INTEGRATED--4.0%
      500,000 Coastal Corp., 6.200%, 5/15/2004             Baa2     NA            500,890
    1,000,000 Coastal Corp., 7.500%, 8/15/2006             Baa2    BBB          1,013,212
    1,000,000 Conoco, Inc., 5.900%, 4/15/2004              Baa1    BBB+         1,039,099
                                                                              -----------
                                                                                2,553,201
                                                                              -----------
              REAL ESTATE INVESTMENT TRUSTS--1.6%
    1,000,000 Simon Debartolo Group LP,
              6.625%, 6/15/2003                            Baa1    BBB          1,027,770
                                                                              -----------
              RETAIL-DEPARTMENT STORE--1.7%
    1,000,000 Federated Department Stores, Inc.,
              8.500%, 6/15/2003                            Baa1    BBB+         1,060,613
                                                                              -----------
              RETAIL-GROCERY--3.2%
    1,000,000 Delhaize America, Inc.,
              7.375%, 4/15/2006                            Baa3    BBB-         1,037,260
    1,000,000 Safeway, Inc., 7.000%, 9/15/2002             Baa2    BBB          1,028,842
                                                                              -----------
                                                                                2,066,102
                                                                              -----------
              TELECOMMUNICATIONS--1.7%
    1,000,000 WorldCom, Inc., 8.000%, 5/15/2006              A3    BBB+         1,065,458
                                                                              -----------
              U.S. GOVERNMENT--6.9%
    1,000,000 United States Treasury Notes
              5.875%,  2/15/2004                            Aaa    AAA          1,055,310
    1,800,000 United States Treasury Notes
              6.125%,  8/31/2002                            Aaa    AAA          1,850,346
    1,435,000 United States Treasury Notes
              6.250%,  2/15/2003                            Aaa    AAA          1,498,456
                                                                              -----------
                                                                                4,404,112
                                                                              -----------
              UTILITIES--6.0%
      500,000 AES Corp., 7.375%, 6/15/2003                  Ba1    BB             475,000
      959,776 Kansas Gas & Electric Co.,
              6.760%, 9/29/2003                             Ba2    BB-            948,255
    1,000,000 Niagara Mohawk Power Corp.,
              5.375%, 10/01/2004                           Baa3     A-          1,004,342
    1,000,000 NiSource Finance Corp.,
              5.750%, 4/15/2003                            Baa2    BBB          1,007,053
      375,000 WMX Technologies, Inc.,
              6.375%, 12/01/2003                            Ba1    BBB            388,575
                                                                              -----------
                                                                                3,823,225
                                                                              -----------

              Total Bonds and Notes (Identified
                Cost $59,401,431)                                              60,800,958
                                                                              -----------

   PRINCIPAL
    AMOUNT    DESCRIPTION                                                       VALUE (a)
=========================================================================================
SHORT TERM INVESTMENT -- 3.8% OF TOTAL NET ASSETS
$   2,422,000 Repurchase Agreement with State Street Bank and Trust Co.
              dated 12/31/2001 at 0.85% to be repurchased at $2,422,114
              on 1/02/2002, collateralized by $2,370,000 U.S. Treasury
              Bond, 6.00%, due 2/15/2026 valued at $2,471,834                 $ 2,422,000
                                                                              -----------
              Total Short Term Investment
              (Identified Cost $2,422,000)                                      2,422,000
                                                                              -----------
              Total Investments--99.0%
              (Identified Cost $61,823,431) (b)                                63,222,958
              Other assets less liabilities                                       647,399
                                                                              -----------
              Total Net Assets--100%                                          $63,870,357
                                                                              ===========

(a)  See Note 2a of Notes to Financial Statements.
(b) Federal Tax Information: At December 31, 2001, the net unrealized appreciation on investments based on cost for federal income tax purposes of $61,996,301 was as follows:

     Aggregate gross unrealized appreciation for all investments in which
     there is an excess value over tax cost                                   $ 1,419,998
     Aggregate gross unrealized depreciation for all investments in which
     there is an excess of tax cost over value                                   (193,341)
                                                                              -----------
     Net unrealized appreciation                                              $ 1,226,657
                                                                              ===========

     At December 31, 2001, the Fund had a capital loss carryover of approximately $19,820,863 of which $5,625,994 expires on December 31, 2002, $6,075,626 expires on December 31, 2003, $2,134,629 expires on December 31, 2004, $455,288 expires on December 31, 2005, $1,444,376 expires on December 31, 2006, $1,865,560 expires on December 31, 2007, $1,936,635 expires on
     December 31, 2008 and $282,755 expires on December 31, 2009. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

     At December 31, 2001, the components of distributable earnings, excluding unrealized appreciation/depreciation, disclosed on a tax basis consisted of $87,656 in undistributed ordinary income and $0 in undistributed long-term gains.
(c) The ratings shown are believed to be the most recent ratings available at December 31, 2001. Securities are generally rated at the time of issuance. The rating agencies may revise their ratings from time to time. As a result, there can be no assurance that the same ratings would be assigned if the securities were rated at December 31, 2001. The Fund's subadviser independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.
(d) Variable rate mortgage backed securities. The interest rates change on these instruments monthly based on changes in a designated base rate. The rates shown were those in effect at December 31, 2001.
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $740,895 or 1.2% of net assets.

                See accompanying notes to financial statements.

                   BOND INCOME FUND -- SCHEDULE OF INVESTMENTS

Investments as of December 31, 2001

                                                               RATINGS (c) (UNAUDITED)
                                                               -----------------------
   PRINCIPAL                                                               STANDARD
    AMOUNT     DESCRIPTION                                       MOODY'S   & POOR'S        VALUE (a)
=====================================================================================================
BONDS AND NOTES -- 91.9% OF TOTAL NET ASSETS
               AEROSPACE/DEFENSE -- 0.4%
$    1,400,000 Northrop Grumman Corp.,
               7.125%, 2/15/2011                                 Baa3       BBB-         $  1,464,007
                                                                                         ------------
               AGRICULTURE -- 1.1%
       425,000 Case Corp.,
               6.250%, 12/01/2003                                 Ba2        --               397,375
     1,280,000 IMC Global, Inc.,
               7.625%, 11/01/2005                                 Ba2        B+             1,211,533
       940,000 IMC Global, Inc.,
               10.875%, 6/01/2008                                 Ba1        BB             1,003,657
     1,050,000 IMC Global, Inc.,
               10.875%, 6/01/2008                                 Ba1        BB             1,121,106
                                                                                         ------------
                                                                                            3,733,671
                                                                                         ------------
               ASSET BACKED -- 0.5%
     1,612,279 Americredit Automobile
               7.150%,  8/12/2004                                 Aaa        AAA            1,664,203
                                                                                         ------------
               AUTO & RELATED -- 1.0%
     3,535,000 Ford Motor Co., 7.450%, 7/16/2031                  A3        BBB+            3,243,469
                                                                                         ------------
               BANKS -- 0.9%
     3,040,000 Capital One Bank, 6.875%, 2/01/2006               Baa2       BBB-            2,968,517
                                                                                         ------------
               BUSINESS SERVICES -- 0.7%
     2,630,000 Equifax, Inc., 6.900%, 7/01/2028                  Baa1        A-             2,381,928
                                                                                         ------------
               CABLE & MEDIA -- 5.1%
     1,500,000 AOL Time Warner, Inc.,
               6.750%, 4/15/2011                                 Baa1       BBB+            1,539,759
     1,990,000 British Sky Broadcasting Group,
               8.200%, 7/15/2009                                  Ba1        BB+            2,051,465
     1,200,000 Continental Cablevision, Inc.,
               9.500%, 8/01/2013                                 Baa2       BBB+            1,360,194
     2,000,000 CSC Holdings, Inc.,
               7.625%, 7/15/2018                                  Ba1        BB+            1,904,532
     3,500,000 CSC Holdings, Inc.,
               7.875%, 2/15/2018                                  Ba1        BB+            3,415,408
     1,300,000 CSC Holdings, Inc.,
               8.125%, 7/15/2009                                  Ba1        BB+            1,339,390
     3,000,000 News America Holdings, Inc.,
               7.750%, 2/01/2024                                 Baa3       BBB-            2,926,227
     2,245,000 News America Holdings, Inc.,
               8.250%, 8/10/2018                                 Baa3       BBB-            2,322,639
                                                                                         ------------
                                                                                           16,859,614
                                                                                         ------------
               CHEMICALS -- 1.0%
       630,000 Lyondell Chemical Co.,
               9.625%, 5/01/2007                                  Ba3        BB               633,150
     2,600,000 Lyondell Chemical Co.,
               9.875%, 5/01/2007                                  Ba3        BB             2,593,500
                                                                                         ------------
                                                                                            3,226,650
                                                                                         ------------
               ELECTRIC UTILITIES -- 5.7%
       910,000 American Electric Power, Inc.,
               6.125%, 5/15/2006                                 Baa1       BBB+              901,676
     5,720,000 Calpine Canada Energy Finance Ulc,
               8.500%, 5/01/2008                                  Ba1        BB+            5,133,700
       450,000 Exelon Corp.,
               6.750%, 5/01/2011                                 Baa2       BBB+              456,863
     1,140,000 Hydro Quebec,
               8.050%, 7/07/2024                                  A1         A+             1,344,081
     2,796,855 Mirant Mid Atlantic LLC,
               8.625%, 6/30/2012                                 Baa3       BBB-            2,569,611
     3,477,000 New Mexico Public Service Corp.,
               10.250%, 10/01/2012                                Ba1       BBB-            3,593,097
     1,110,000 NRG Energy, Inc.,
               7.750%, 4/01/2011                                 Baa3       BBB-            1,045,781
     1,875,000 Ohio Edison Corp.,
               8.680%, 6/01/2017                                 Baa2       BBB-            2,042,053
     1,580,000 Progress Energy, Inc.,
               7.100%, 3/01/2011                                 Baa1        BBB            1,644,854
                                                                                         ------------
                                                                                           18,731,716
                                                                                         ------------
               ELECTRONICS-- 1.0%
     3,170,000 Hqi Transelec Chile SA,
               7.875%, 4/15/2011                                 Baa1        A-             3,249,821
                                                                                         ------------
               ENERGY-- 3.4%
     1,860,000 AES Corp.,
               8.875%, 2/15/2011                                  Ba1        BB             1,646,100
     1,745,000 AES Corp.,
               9.375%, 9/15/2010                                  Ba1        BB             1,579,225
       990,000 AES Eastern Energy LP,
               9.670%, 1/02/2029                                  Ba1       BBB-              827,987
     3,380,000 Kinder Morgan Energy Partners,
               6.750%, 3/15/2011                                 Baa1        A-             3,385,347
     2,470,000 PSE&G Power LLC,
               7.750%, 4/15/2011                                 Baa1        BBB            2,597,921
     1,300,000 Sempra Energy,
               6.950%, 12/01/2005                                 A2          A             1,331,819
                                                                                         ------------
                                                                                           11,368,399
                                                                                         ------------
               FINANCE & BANKING -- 5.4%
     3,575,000 American General Finance Corp.,
               8.450%, 10/15/2009                                 A1         A+             3,994,437
     4,040,000 Ford Motor Credit Co.,
               7.375%, 2/01/2011 (e)                              A2        BBB+            3,977,194
     3,450,000 General Motors Acceptance Corp.,
               6.750%, 1/15/2006                                  A2        BBB+            3,494,264
     1,600,000 General Motors Acceptance Corp.,
               7.250%, 3/02/2011                                  A2        BBB+            1,609,224
     2,500,000 Nisource Finance Corp.,
               7.875%, 11/15/2010                                Baa2        BBB            2,591,425
     2,200,000 State Street Institutional Capital A,
               7.940%, 12/30/2026                                 A1          A             2,285,142
                                                                                         ------------
                                                                                           17,951,686
                                                                                         ------------
               FINANCIAL SERVICES -- 1.3%
       850,000 Case Credit,
               6.125%, 2/15/2003                                  Ba2        BB               807,500
     1,600,000 Qwest Capital Funding, Inc.,
               7.250%, 2/15/2011                                 Baa1       BBB+            1,559,155
     2,000,000 Qwest Capital Funding, Inc.,
               7.750%, 2/15/2031                                 Baa1       BBB+            1,928,760
                                                                                         ------------
                                                                                            4,295,415
                                                                                         ------------
               FOOD & BEVERAGES -- 1.7%
     4,600,000 Aramark Services, Inc.,
               7.000%, 7/15/2006                                 Baa3       BBB-            4,476,895
     1,095,000 Tyson Foods, Inc.,
               7.250%, 10/01/2006                                Baa3        BBB            1,117,655
                                                                                         ------------
                                                                                            5,594,550
                                                                                         ------------
               FOOD-RETAILERS/WHOLESALERS -- 1.2%
     4,205,000 Great Atlantic and Pacific Tea, Inc.,
               7.750%, 4/15/2007                                  B2         BB             4,036,800
                                                                                         ------------

                 See accompanying notes to financial statements.

                                       19

                                                               RATINGS (c) (UNAUDITED)
                                                               -----------------------
   PRINCIPAL                                                               STANDARD
    AMOUNT     DESCRIPTION                                       MOODY'S   & POOR'S        VALUE (a)
=====================================================================================================
               FOREIGN GOVERNMENTS AND GOVERNMENT AGENCIES -- 1.2%
$      560,000 Panama Republic,
               9.625%, 2/08/2011 (e)                              Ba1        BB          $    572,600
    5,000,000 Province of British Columbia,
               7.750%, 6/16/2003 (CAD)                            Aa2        AA-            3,360,548
                                                                                         ------------
                                                                                            3,933,148
                                                                                         ------------
               GENERAL OBLIGATIONS -- 0.6%
     1,900,000 Connecticut RRB Special Purpose Trust,
               5.360%, 3/30/07                                    Aaa        AAA            1,957,387
                                                                                         ------------
               HOTELS & MOTELS -- 1.0%
     3,445,000 HMH Properties, Inc.,
               7.875%, 8/01/2005                                  Ba3        BB             3,272,750
                                                                                         ------------
               MANUFACTURING-DIVERSIFIED -- 1.1%
     3,610,000 Tyco International Group SA,
               6.375%, 10/15/2011                                Baa1         A             3,531,302
                                                                                         ------------
               METALS & MINING -- 0.2%
       625,000 Cyprus Amax Minerals Co.,
               7.375%, 5/15/2007                                 Baa3       BBB-              564,713
                                                                                         ------------
               MORTGAGE BACKED -- 28.0%
     6,630,000 Federal Home Loan Mortgage Corp.,
               5.000%,  1/15/2004 (e)                             Aaa        AAA            6,845,475
     3,592,725 Federal Home Loan Mortgage Corp.,
               6.500%,  11/1/2031                                 Aaa        AAA            3,597,216
     6,500,000 Federal National Mortgage Association,
               5.250%, 1/15/09 (e)                                Aaa        AAA            6,440,070
    12,391,090 Federal National Mortgage Association,
               6.000%, with various
               maturities to 2016 (d)                             Aaa        AAA           12,432,770
    28,334,188 Federal National Mortgage Association,
               6.500%,  with
               various maturities to 2031 (d) (e)                 Aaa        AAA           28,747,436
       940,000 Federal National Mortgage Association,
               6.625%, 11/15/10                                   Aaa        AAA              999,041
     9,596,640 Federal National Mortgage Association,
               7.000%, 10/1/30                                    Aaa        AAA            9,781,049
     3,899,888 Federal National Mortgage Association,
               7.500%,  with
               various maturities to 2030 (d)                     Aaa        AAA            4,028,758
     2,534,343 Government National Mortgage Association,
               6.000%, 1/15/29                                    Aaa        AAA            2,493,945
     6,178,657 Government National Mortgage Association,
               6.500%,  with
               various maturities to 2031 (d)                     Aaa        AAA            6,214,494
     5,679,215 Government National Mortgage Association,
               7.000%,  with
               various maturities to 2029 (d)                     Aaa        AAA            5,819,631
     1,940,740 Government National Mortgage Association,
               7.500%,  with
               various maturities to 2030 (d)                     Aaa        AAA            2,016,603
     1,672,513 Government National Mortgage Association,
               8.000%, 11/15/29                                   Aaa        AAA            1,752,961
       989,893 Government National Mortgage Association,
               8.500%, with
               various maturities to 2023 (d)                     Aaa        AAA            1,066,121
        97,403 Government National Mortgage Association,
               9.000%, with
               various maturities to 2016 (d)                     Aaa        AAA              106,357
       141,978 Government National Mortgage Association,
               11.500%,  with
               various maturities to 2018 (d)                     Aaa        AAA              163,583
                                                                                         ------------
                                                                                           92,505,510
                                                                                         ------------
               OIL-FOREIGN -- 2.2%
       283,000 PDVSA Finance Ltd.,
               8.750%, 2/15/2004 (yankee)                        Baa1       BBB-              286,537
     3,535,000 Pemex Finance, Ltd.,
               8.020%, 5/15/2007 (yankee) (e)                    Baa1       BBB+            3,728,347
     3,000,000 Pemex Finance, Ltd.,
               9.150%, 11/15/2018 (yankee) (e)                   Baa1       BBB+            3,251,055
                                                                                         ------------
                                                                                            7,265,939
                                                                                         ------------
               OIL & GAS -- 0.5%
     1,707,405 Alliance Pipeline LP,
               6.996%, 12/31/2019                                  A3        BBB            1,741,833
                                                                                         ------------
               OIL & GAS-DRILLING & EQUIPMENT -- 0.5%
     1,750,000 Transocean Sedco Forex,
               6.625%, 4/15/2011                                 Baa2        A-             1,718,237
                                                                                         ------------
               OIL SERVICES -- 0.5%
     1,780,000 Williams Companies, Inc.,
               7.125%, 9/01/2011                                 Baa2        BBB            1,751,023
                                                                                         ------------
               PAPER & FOREST PRODUCTS -- 1.7%
     2,190,000 Abitibi-Consolidated, Inc.,
               6.950%, 4/01/2008                                 Baa3       BBB-            2,169,681
       840,000 Abitibi-Consolidated, Inc.,
               8.550%, 8/01/2010                                 Baa3       BBB-              886,716
       480,000 Georgia Pacific Corp.,
               8.875%, 5/15/2031                                 Baa3       BBB-              471,538
       900,000 Kappa Beheer BV,
               10.625%, 7/15/2009 (e)                             B2          B               976,500
     1,100,000 Kappa Beheer BV,
               10.625%, 7/15/2009 (EUR)                           B2          B             1,061,415
                                                                                         ------------
                                                                                            5,565,850
                                                                                         ------------
               RAILROADS -- 0.9%
     2,810,000 CSX Corp.,
               6.750%, 3/15/2011                                 Baa2        BBB            2,859,566
                                                                                         ------------
               RESTAURANTS -- 0.7%
     2,250,000 Tricon Global Restaurants, Inc.,
               7.450%, 5/15/2005                                  Ba1        BB             2,272,500
                                                                                         ------------
               RETAIL-DEPARTMENT STORE -- 1.5%
     1,040,000 Federated Dept Stores, Inc.,
               6.790%, 7/15/2027                                 Baa1       BBB+            1,064,378
     1,785,000 J. C. Penney Co., Inc.,
               9.750%, 6/15/2021                                  Ba2       BBB-            1,736,607
     2,775,000 K Mart Corp.,
               9.375%, 2/01/2006 (e)                              Ba2        BB             2,282,437
                                                                                         ------------
                                                                                            5,083,422
                                                                                         ------------
               RETAIL-FOOD & DRUG -- 0.5%
     1,370,000 Rite Aid Corp.,
               7.125%, 1/15/2007                                 Caa2        B-             1,109,700
       750,000 Rite Aid Corp.,
               7.700%, 2/15/2027                                 Caa2        B-               521,250
                                                                                         ------------
                                                                                            1,630,950
                                                                                         ------------

                  See accompanying notes to financial statements.

                                     20

                                                               RATINGS (c) (UNAUDITED)
                                                               -----------------------
   PRINCIPAL                                                               STANDARD
    AMOUNT     DESCRIPTION                                       MOODY'S   & POOR'S        VALUE (a)
=====================================================================================================
               RETAIL-GROCERY -- 0.5%
$      970,000 Delhaize America, Inc.,
               8.125%, 4/15/2011                                 Baa3       BBB-         $  1,066,434
       560,000 Delhaize America, Inc.,
               9.000%, 4/15/2031                                 Baa3       BBB-              669,648
                                                                                         ------------
                                                                                            1,736,082
                                                                                         ------------
               SUPRANATIONAL -- 0.8%
     5,000,000 World Bank,
               5.500%, 5/14/2003 (AUD)                            Aaa        AAA            2,593,800
                                                                                         ------------
               TELEPHONE -- 0.9%
     1,265,000 Sprint Capital Corp.,
               7.625%, 1/30/2011                                 Baa1       BBB+            1,330,869
     1,540,000 Telefonos De Mexico SA,
               8.250%, 1/26/2006                                 Baa1        BB+            1,613,150
                                                                                         ------------
                                                                                            2,944,019
                                                                                         ------------
               TELECOMMUNICATIONS -- 10.0%
     1,910,000 AT & T Corp.,
               8.000%, 11/15/2031                                 A3        BBB+            1,998,070
     2,750,000 British Telecommunications PLC,
               8.375%, 12/15/2010                                Baa1        A-             3,049,835
     1,970,000 Citizens Communications Co.,
               9.250%, 5/15/2011                                 Baa2        BBB            2,195,831
     1,885,000 Corning, Inc.,
               5.625%, 2/18/2005 (EUR)                           Baa1        BBB            1,343,487
    1,650,000  GTE Corp.,
               7.900%, 2/01/2027                                  A2         A+             1,715,764
     3,055,000 KPNqwest BV,
               7.125%, 6/01/2009 (EUR)                            Ba1        BB             1,672,436
     1,735,000 KPNqwest BV,
               8.125%, 6/01/2009                                  Ba1        BB             1,114,738
     3,200,000 LCI International, Inc.,
               7.250%, 6/15/2007                                 Baa1       BBB+            3,266,019
     4,260,000 MCI Communications Corp.,
               7.125%, 6/15/2027                                  A3        BBB+            4,389,210
       660,000 Royal KPN NV,
               8.000%, 10/01/2010                                Baa3       BBB-              670,129
     1,010,000 Sprint Capital Corp.,
               6.900%, 5/01/2019                                 Baa1       BBB+              948,365
     9,342,000 Tele-Communications, Inc.,
               9.250%, 1/15/2023                                 Baa2       BBB+            9,870,122
       680,000 Telefonica Europe BV,
               7.750%, 9/15/2010                                  A2         A+               723,551
                                                                                         ------------
                                                                                           32,957,557
                                                                                         ------------
               U.S. GOVERNMENT -- 7.0%
     2,575,000 United States Treasury Notes,
               3.500%,  11/15/2006                                Aaa        AAA            2,481,656
     2,370,000 United States Treasury Notes,
               4.750%,  11/15/2008 (e)                            Aaa        AAA            2,359,619
     4,940,000 United States Treasury Notes,
               5.000%, with various
               maturities to 2011 (d) (e)                         Aaa        AAA            4,924,002
     3,725,000 United States Treasury Notes,
               5.750%,  11/15/2005 (e)                            Aaa        AAA            3,933,935
     1,680,000 United States Treasury Notes,
               6.000%,  8/15/2009                                 Aaa        AAA            1,789,721
     1,945,000 United States Treasury Notes,
               6.125%,  8/15/2007 (e)                             Aaa        AAA            2,090,875
     5,000,000 United States Treasury Notes,
               6.500%,  2/15/2010 (e)                             Aaa        AAA            5,494,535
                                                                                         ------------
                                                                                           23,074,343
                                                                                         ------------
               WASTE MANAGEMENT -- 1.2%
     3,750,000 Allied Waste North America, Inc.,
               8.500%, 12/01/2008                                 Ba3        BB-            3,787,500
                                                                                         ------------
               Total Bonds and Notes
               (Identified Cost $302,807,553)                                             303,517,877
                                                                                         ------------

SHORT TERM INVESTMENT -- 6.7% OF TOTAL NET ASSETS
    22,232,000 Repurchase Agreement with State
               Street Bank and Trust Co. dated
               12/31/2001 at 0.85% to be
               repurchased at $22,233,050 on
               1/02/2002, collateralized by
               $21,745,000 U.S. Treasury Bond,
               6.00%, due 2/15/2026
               valued at $22,679,339                                          22,232,000
                                                                            ------------
               Total Short Term Investments
               (Identified Cost $22,232,000)                                  22,232,000
                                                                            ------------
               Total Investments--98.6%
               (Identified Cost $325,039,553) (b)                            325,749,877
               Other assets less liabilities                                   4,427,585
                                                                            ------------
               Total Net Assets--100%                                       $330,177,462
                                                                            ============

(a)  See Note 2a of Notes to Financial Statements.
(b)  Federal Tax Information:
     At December 31, 2001, the net unrealized appreciation on investments based on cost of $325,469,769 for federal income tax purposes was as follows:

     Aggregate gross unrealized appreciation for all investments in
     which there  is an excess of value over tax cost                       $  7,531,206
     Aggregate gross unrealized depreciation for all investments in
     which there is an excess of tax cost over value                          (7,251,098)
                                                                            ------------
     Net unrealized appreciation                                            $    280,108
                                                                            ============

     At December 31, 2001, the Fund had a capital loss carryover of approximately $10,171,825 of which $2,299,128 expires on December 31, 2007 and $7,872,697 expires on December 31, 2008. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

     For the year ended December 31, 2001, the Fund has elected to defer $4,396,713 of losses attributable to Post-October losses.

     At December 31, 2001, the components of distributable earnings, excluding unrealized appreciation/depreciation, disclosed on a tax basis consisted of $136,704 in undistributed ordinary income and $0 in undistributed long-term gains.
(c) The ratings shown are believed to be the most recent ratings available at December 31, 2001. Securities are generally rated at the time of issuance. The rating agencies may revise their rating from time to time. As a result, there can be no assurance that the same ratings would be assigned if the securities were rated at December 31, 2001. The Fund's subadviser independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.
(d) The Fund's investments in Government National Mortgage Association securities, which have the same coupon rate, have been aggregated for the purpose of presentation in the schedule of investments.
(e) All or a portion of this security was on loan to brokers at December 31, 2001.
AUD  Australian Dollars
CAD  Canadian Dollars.
EUR  Euro

                 See accompanying notes to financial statements.

                   HIGH INCOME FUND -- SCHEDULE OF INVESTMENTS

Investments as of December 31, 2001

                                                               RATINGS (c) (UNAUDITED)
                                                               -----------------------
   PRINCIPAL                                                               STANDARD
    AMOUNT     DESCRIPTION                                       MOODY'S   & POOR'S        VALUE (a)
=====================================================================================================
BONDS AND NOTES -- 92.9% OF TOTAL NET ASSETS
               AGRICULTURE -- 4.5%
$    3,000,000 IMC Global, Inc.,
               11.250%, 6/01/2011                                 Ba2        B+          $  3,226,830
                                                                                         ------------
               AIRLINES -- 2.8%
     1,274,084 American Airlines,
               9.710%, 1/02/2007                                  Ba2       BBB-            1,193,664
     1,000,000 Delta Air Lines, Inc.,
               8.300%, 12/15/2029                                 Ba3        BB               800,000
                                                                                         ------------
                                                                                            1,993,664
                                                                                         ------------
               AUTO PARTS -- 1.3%
     1,000,000 Dana Corp.,
               9.000%, 8/15/2011                                  Ba1        BB               931,223
                                                                                         ------------
               CABLE & MEDIA -- 11.5%
     3,000,000 Adelphia Communications Corp.,
               10.875%, 10/01/2010 (f)                            B2         B+             3,030,000
     5,500,000 Charter Communications, Inc.,
               0/9.920%, 4/01/2011 (d)                            B2         B+             3,960,000
     3,500,000 Telewest Communication PLC,
               0/11.375%, 2/01/2010 (yankee) (d)                  B2          B             1,365,000
                                                                                         ------------
                                                                                            8,355,000
                                                                                         ------------
               CHEMICALS -- 7.4%
    11,000,000 Huntsman ICI Chemicals,
               144A, Zero Coupon, 12/31/2009                      B3         B+             2,805,000
     2,750,000 Lyondell Chemical Co.,
               10.875%, 5/01/2009 (f)                             B2         B+             2,543,750
                                                                                         ------------
                                                                                            5,348,750
                                                                                         ------------
               CONSTRUCTION EQUIPMENT -- 1.3%
     1,250,000 Case Corp.,
               7.250%, 1/15/2016                                  Ba2        BB               934,682
                                                                                         ------------
               DOMESTIC OIL -- 2.2%
     1,500,000 Pennzoil-Quaker State Co.,
               10.000%, 11/01/2008                                Ba3        BB-            1,575,000
                                                                                         ------------
               ELECTRIC UTILITIES -- 9.1%
     2,500,000 AES Corp.,
               9.500%, 6/01/2009                                  Ba1        BB             2,287,500
     1,500,000 Calpine Corp.,
               8.500%, 2/15/2011 (f)                              Ba1        BB+            1,342,500
     2,916,420 Panda Funding Corp.,
               11.625%, 8/20/2012                                 Ba3        BB-            2,920,066
                                                                                         ------------
                                                                                            6,550,066
                                                                                         ------------
               FINANCE & BANKING -- 5.2%
     2,500,000 Conseco, Inc.,
               9.000%, 10/15/2006 (f)                             B1         B+             1,150,000
     1,000,000 Conseco, Inc.,
               10.750%, 6/15/2008                                 B1         B+               444,000
     1,950,000 Hanvit Bank, 144A,
               12.750%, 3/01/2010                                 Ba2        B-             2,174,250
                                                                                         ------------
                                                                                            3,768,250
                                                                                         ------------
               HEALTH CARE-SERVICES -- 3.8%
     2,500,000 Healthsouth Corp.,
               10.750%, 10/01/2008 (f)                            Ba2        BB+            2,746,875
                                                                                         ------------
               HOTELS & RESTAURANTS -- 3.5%
     2,500,000 Host Marriot LP,
               9.250%, 10/01/2007                                 Ba2        BB             2,503,125
                                                                                         ------------
               INDUSTRIAL SERVICES -- 2.3%
     1,750,000 United Rentals, Inc.,
               9.250%, 1/15/2009 (f)                              B2         BB-            1,701,875
                                                                                         ------------
               LEISURE -- 2.2%
     2,000,000 Royal Caribbean Cruises Ltd,
               8.750%, 2/02/2011 (f)                              Ba2        BB+            1,558,452
                                                                                         ------------
               METALS & MINING -- 1.3%
     1,000,000 Phelps Dodge Corp.,
               9.500%, 6/01/2031                                 Baa3       BBB-              911,360
                                                                                         ------------
               RAILROADS & EQUIPMENT -- 4.0%
     3,250,000 TFM SA de CV,
               0/11.750%, 6/15/2009 (yankee) (d)                  B1         BB-            2,860,000
                                                                                         ------------
               RESTAURANTS -- 1.8%
     1,250,000 Dominos, Inc.,
               10.375%, 1/15/2009 (f)                             B3         B-             1,325,000
                                                                                         ------------
               RETAIL-DEPARTMENT STORE -- 2.2%
     2,000,000 K Mart Corp.,
               9.875%, 6/15/2008                                  Ba2        BB             1,600,000
                                                                                         ------------
               RETAIL-SPECIALTY -- 1.4%
     1,000,000 Rite Aid Corp,
               11.250%, 7/01/2008                                Caa2        B-               985,000
                                                                                         ------------
               STEEL -- 0.8%
     3,250,000 Altos Hornos de Mexico SA de CV,
               11.875%, 4/30/2004 (yankee) (e)                   Caa3        --               585,000
                                                                                         ------------
               TECHNOLOGY -- 2.5%
     2,000,000 Xerox Capital Europe PLC,
               5.875%, 5/15/2004                                  Ba1        BB             1,840,000
                                                                                         ------------
               TELECOMMUNICATIONS -- 9.2%
     2,000,000 Alestra SA de Rl de CV, 144A,
               12.625%, 5/15/2009 (yankee) (f)                    B2         BB-            1,260,000
     3,000,000 Intermedia Communications, Inc.,
               0/12.250%, 3/01/2009 (d)                          Baa3        BBB            2,673,750
     3,500,000 Philippine Long Distance Telephone Co.,
               10.500%, 4/15/2009 (yankee) (f)                    Ba2        BB-            2,734,375
                                                                                         ------------
                                                                                            6,668,125
                                                                                         ------------
               TELECOMMUNICATIONS-CELLULAR -- 5.5%
     1,500,000 Grupo Iusacell SA de CV,
               14.250%, 12/01/2006 (yankee) (f)                   B1         B+             1,605,000
     1,000,000 Nextel Communications,
               9.500%, 2/01/2011                                  B1          B               765,000
     2,600,000 Nextel Partners, Inc.,
               0/14.000%, 2/01/2009 (d)                           B3        CCC+            1,644,500
                                                                                         ------------
                                                                                            4,014,500
                                                                                         ------------
               TELECOMMUNICATIONS-EQUIPMENT -- 2.9%
     2,000,000 Corning, Inc., Zero Coupon,
               11/08/2015                                        Baa1        BBB            1,045,000
     1,250,000 Lucent Technologies, Inc.,
               7.250%, 7/15/2006 (f)                              Ba3        BB-            1,062,500
                                                                                         ------------
                                                                                            2,107,500
                                                                                         ------------
               WASTE MANAGEMENT -- 4.2%
     3,000,000 Allied Waste Industries, Inc.,
               144A,  10.000%, 8/01/2009 (f)                      B2         B+             3,075,000
                                                                                         ------------
               Total Bonds and Notes
               (Identified Cost $73,598,279)                                               67,165,277
                                                                                         ------------

                 See accompanying notes to financial statements.

                                       22

    SHARES     DESCRIPTION                                  VALUE(a)
=====================================================================
COMMON STOCK -- 0.0%
       1,237   Mothers Work, Inc. (e)                    $     11,504
                                                         ------------
               Total Common Stock (Identified Cost $0)         11,504
                                                         ------------
PREFERRED STOCK -- 2.7%
               CABLE & MEDIA -- 2.7%
      18,435   CSC Holdings, Inc., 11.125%, 04/01/2001,
                 (pay-in-kind)                              1,949,501
                                                         ------------
               TELECOMMUNICATIONS -- 0.0%
       4,184   Adelphia Business Solutions, Inc.
               12.875%, 10/15/2007, (pay-in-kind)              10,460
                                                         ------------
               Total Preferred Stock
                (Identified Cost $6,070,258)                1,959,961
                                                         ------------

   PRINCIPAL
    AMOUNT
===============
SHORT TERM INVESTMENT -- 3.4%
$   2,452,000  Repurchase Agreement with  State Street Bank and Trust Co.
               dated 12/31/2001 at 0.85% to be repurchased at $2,452,116
               on 1/02/2002, collateralized by $2,400,000 U.S. Treasury Bond,
               7.500%, due 02/15/2026 valued at $2,503,123                          2,452,000
                                                                                -------------
               Total Short Term Investment
               (Identified Cost $2,452,000)                                         2,452,000
                                                                                -------------
               Total Investments -- 99.0%
               (Identified Cost $82,120,537) (b)                                   71,588,742
               Other assets less liabilities                                          748,506
                                                                                -------------
               Total Net Assets -- 100%                                         $  72,337,248
                                                                                =============

(a)  See Note 2a of Notes to the Financial Statements.
(b)  Federal Tax Information:
     At December 31, 2001, the net unrealized depreciation on investments based on cost of $82,260,727 for federal income tax purposes was as follows:

     Aggregate gross unrealized appreciation for all
     investments in which there is an excess of value
     over tax cost                                                            $     2,923,469
     Aggregate gross unrealized depreciation for all
     investments in which there is an excess of tax
     cost over value                                                              (13,595,454)
                                                                              ---------------
     Net unrealized depreciation                                              $   (10,671,985)
                                                                              ===============

     At December 31, 2001, the Fund had a net tax basis capital loss carryover of $61,926,827 of which $1,019,386 expires on December 31, 2004, $918,790 expires on December 31, 2007, $16,613,930 expires on December 31, 2008 and $43,374,721 expires on December 31, 2009. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

     For the year ended December 31, 2001, the Fund has elected to defer $6,348,185 of losses attributable to Post-October losses.

     At December 31, 2001, the components of distributable earnings, excluding unrealized appreciation/depreciation, disclosed on a tax basis consisted of $239,930 in undistributed ordinary income and $0 in undistributed long-term gains.
(c) The ratings shown are believed to be the most recent ratings available at December 31, 2001. Securities are generally rated at the time of issuance. The rating agencies may revise their rating from time to time. As a result, there can be no assurance that the same ratings would be assigned if the securities were rated at December 31, 2001. The Fund's subadviser independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date.
(e)  Non-income producing security
(f) All or a portion of this security was on loan to brokers at December 31, 2001.
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $9,314,250 or 12.9% of net assets.

                 See accompanying notes to financial statements.

                STRATEGIC INCOME FUND -- SCHEDULE OF INVESTMENTS

Investments as of December 31, 2001

                                                               RATINGS (c) (UNAUDITED)
                                                               -----------------------
   PRINCIPAL                                                               STANDARD
    AMOUNT     DESCRIPTION                                       MOODY'S   & POOR'S        VALUE (a)
=====================================================================================================
BONDS AND NOTES -- 91.1% OF TOTAL NET ASSETS
               CONVERTIBLE BONDS--11.4%
               CANADA--0.2%
$      500,000 Rogers Communications, Inc., (yankee),
               2.000%, 11/26/05                                   Ba1        BB-         $    394,800
                                                                                         ------------
               MEXICO--0.9%
     3,325,000 Empresas ICA Sociedad, (yankee),
               5.000%, 3/15/2004                                 Caa1       CCC+            2,161,250
                                                                                         ------------
               NETHERLANDS--0.4%
     1,000,000 Burns Philp Treasury Co., Ltd., 144A,
               5.500%, 4/30/04                                    --          B               830,000
       250,000 KPNqwest BV, 7.125%, 6/01/2009                     Ba1       BBB+              137,045
                                                                                         ------------
                                                                                              967,045
                                                                                         ------------
               THAILAND--0.3%
       894,789 Loxley, Zero Coupon                                --         --               117,323
     1,025,800 Loxley Public Co., Ltd.,
               7.000%, 4/30/2008                                  --         --               487,255
                                                                                         ------------
                                                                                              604,578
                                                                                         ------------
               UNITED KINGDOM--0.9%
       500,000 Colt Telecom Group PLC,
               2.000%, 3/29/2006                                  B1         B+               260,274
     3,475,000 Colt Telecom Group PLC,
               2.000%, 12/16/2006                                 B1         B+             1,812,003
                                                                                         ------------
                                                                                            2,072,277
                                                                                         ------------
               UNITED STATES--8.7%
     1,000,000 Analog Devices, Inc.,
               4.750%, 10/01/2005                                Baa1        BBB              946,250
     3,910,000 Broadband Technologies, Inc., 144A, Zero Coupon,
               5/15/01                                            --         --                 1,212
     1,000,000 Builders Transport, Inc.,
               8.000%, 8/15/2005, (e) (g) (i)                     --         --                 1,250
       200,000 Builders Transport, Inc.,
               6.500%, 5/01/2011, (e) (g) (i)                     B3         --                   250
     1,000,000 Cablevision SA, 144A,
               13.750%, 4/30/2007                                 Ca         CC               300,000
       275,000 CML Group, Inc., 144A,
               5.500%, 1/15/2003, (e) (g)                         --         --                   173
       500,000 Columbia/HCA Healthcare Corp., Medium Term Note,
               7.580%, 9/15/2025                                  Ba1        BB+              490,000
     2,075,000 Delta Air Lines, Inc.,
               8.300%, 12/15/2029 (h)                             Ba3        BB             1,660,000
     1,000,000 Dillards, Inc., 6.430%, 8/01/2004                  Ba1        BB+              954,340
       250,000 Dillards, Inc., 6.625%, 1/15/2018                  Ba1        BB+              196,983
       250,000 Dixie Group, Inc., 7.000%, 5/15/2012               B3        CCC+               75,000
     1,300,000 Exide Corp., 144A, 2.900%, 12/15/2005               C         CC                87,750
       250,000 Federal Realty Investment Trust,
               5.250%, 10/28/2003, (REIT)                        Baa3       BBB-              244,100
       575,000 Glycomed, Inc., 7.500%, 1/01/2003                  Caa        --               531,156
       250,000 Hilton Hotels Corp., 5.000%, 5/15/2006             Ba2        BB+              222,175
       375,000 IMC Global, Inc., 7.300%, 1/15/2028                Ba2        B+               271,058
     2,075,000 Intermedia Communications, Inc., 144A,
               8.600%, 6/1/08                                    Baa2       BBB+            2,139,844
       550,000 Level 3 Communications, Inc., 1.000%,
               3/15/2010, (d)                                    Caa3       CCC+              126,500
     1,525,000 Level 3 Communications, Inc.,
               6.000%, 3/15/2010                                  Ca         CCC              415,562
     4,250,000 Loews Corp., 3.125%, 9/15/2007                     A2         A+             3,641,400
       350,000 MascoTech, Inc., 4.500%, 12/15/2003                B2         B                292,250
     1,334,000 Maxtor Corp., 5.750%, 3/01/2012                    B3         --               947,140
       125,000 NorAm Energy Corp.,
               6.000%, 3/15/2012                                 Baa3        BBB              116,875
       200,000 Nortel Networks, Ltd.,
               6.125%, 2/15/2006 (h)                             Baa2       BBB-              166,460
       500,000 NTL Communications Corp.,
               0/11.5%, 11/15/2009, (d)                          Caa2        CCC              144,271
     3,100,000 NTL Communications Corp., Series B, 1.000%,
               4/15/2009, (d)                                    Caa2        CCC            1,083,264
       500,000 Preston Corp., 7.000%, 5/01/2011                   B2         --               405,000
       355,000 Richardson Electronics, Ltd.,
               7.250%, 12/15/2006                                 B3         --               282,669
       450,000 S3, Inc., 144A, 5.750%, 10/01/2003                 --         --               303,750
       500,000 Sizeler Property Investments, Inc.,
               8.000%, 7/15/2003, (REIT)                          --         --               496,150
       150,000 Thermedics Corp., Zero Coupon, 6/01/2003          Baa3        BBB              139,500
     2,625,000 Western Digital Corp., 144A, Zero Coupon,
               2/18/18                                           Caa1        B-             1,076,250
       250,000 Xerox Capital Europe PLC, 5.875%, 5/15/2004        Ba1        BB               230,000
     2,750,000 Xerox Corp., 144A, 0.570%, 4/21/2018 (h)           Ba2        B+             1,454,062
                                                                                         ------------
                                                                                           19,442,644
                                                                                         ------------
               Total Convertible Bonds
               (Identified Cost $36,250,685)                                               25,642,594
                                                                                         ------------
               NON-CONVERTIBLE BONDS--79.7%
               ARGENTINA--0.5%
     1,879,058 Argentina (Rep of), 7.000%, 12/19/2008 (e)         Ca          D               493,253
     3,500,000 Argentina Republic (yankee),
               8.875%, 3/01/2029, (ARS) (e)                       Ca          D               562,800
                                                                                         ------------
                                                                                            1,056,053
                                                                                         ------------
               BRAZIL--6.0%
     4,248,361 Federal Republic of Brazil,
               8.000%, 4/15/2014, (f) (h)                         B1         BB-            3,249,996
     8,400,000 Federal Republic of Brazil, 8.875%, 4/15/2024      B1         BB-            5,586,000
     6,308,000 Federal Republic of Brazil,
               10.125%, 5/15/2027 (h)                             B1         BB-            4,652,150
                                                                                         ------------
                                                                                           13,488,146
                                                                                         ------------
               CANADA--24.9%
     2,574,024 Alberta Province, 5.930%, 9/16/2016, (CAD)         Aaa        AAA            1,645,335
    18,505,000 British Columbia Province, Zero Coupon,
               9/05/2020, (CAD)                                   Aa2        AA-            3,526,506
    17,900,000 British Columbia Province, Zero Coupon,
               6/09/2022, (CAD)                                   Aa2        AA-            3,047,993
     9,775,000 British Columbia Province, Zero Coupon,
               8/19/2022, (CAD)                                   Aa2        AA-            1,643,720
    35,000,000 British Columbia Province, Zero Coupon,
               8/23/2024, (CAD)                                   Aa2        AA-            5,189,094
    11,250,000 British Columbia Province, Zero Coupon,
               11/19/2027, (CAD)                                  Aa2        AA-            1,413,141
    84,475,000 Canadian General Residential, Zero Coupon,
               6/01/2025, (CAD)                                   Aa1        AAA           13,521,413
     3,399,000 Manitoba Province,
               7.750%, 12/22/2025, (CAD)                          Aa3        AA-            2,513,846
    17,135,000 Manitoba Province, Zero Coupon,
               3/05/2031, (CAD)                                   Aa3        AA-            1,812,641
     7,950,000 Manitoba Province Medium Term Note,
               6.500%, 9/22/2017, (CAD)                           Aa3        AA-            5,217,493
     2,345,000 Microcell Telecommunications, 144A,
               0/11.125%, 10/15/2007, (CAD) (d)                  Caa1        B-               898,637
       500,000 New Brunswick FM Project, Inc.,
               0/6.470%, 11/30/2027, (CAD) (d)                    --         AA-              281,254
    29,550,000 Ontario Hydro Bank, Zero Coupon,
               10/15/2021, (CAD)                                  Aa3        AA-            5,240,401
       750,000 Ontario Province, Zero Coupon,
               7/13/2022, (CAD)                                   Aa3        AA-              129,354

                 See accompanying notes to financial statements.

                                       24

                                                               RATINGS (c) (UNAUDITED)
                                                               -----------------------
   PRINCIPAL                                                               STANDARD
    AMOUNT     DESCRIPTION                                       MOODY'S   & POOR'S        VALUE (a)
=====================================================================================================
$   12,600,000 Ontario Province, Zero Coupon,
               6/02/2027, (CAD)                                   Aa3        AA-         $  1,670,343
     8,800,000 Ontario Province, Zero Coupon,
               3/08/2029, (CAD)                                   Aa3        AA-            1,066,692
     8,500,000 Saskatchewan Province, Zero Coupon,
               4/10/2014, (CAD)                                   A1         A+             2,463,387
     8,250,000 Saskatchewan Province, Zero Coupon,
               2/04/2022, (CAD)                                   A1         A+             1,423,459
     9,605,000 Saskatchewan Province, Zero Coupon,
               5/30/2025, (CAD)                                   A1         A+             1,367,919
     3,750,000 Saskatchewan Province,
               5.750%, 3/05/2029, (CAD)                           A1         A+             2,202,742
                                                                                         ------------
                                                                                           56,275,370
                                                                                         ------------
               CAYMAN ISLANDS--0.7%
     1,615,000 Enersis SA (yankee), 7.400%,
               12/01/2016                                        Baa1        A-             1,485,346
                                                                                         ------------
               COLOMBIA--0.4%
       956,335 Transgas de Occidente SA,,
               9.790%, 11/01/2010                                Baa3        BB+              875,047
                                                                                         ------------
               HONG KONG--3.0%
     8,475,000 Bangkok Bank PLC,
               9.025%, 3/15/2029                                  Ba2        B+             6,864,750
                                                                                         ------------
               INDIA--1.8%
       585,000 Reliance Industries, Ltd., 144A,
               10.375%, 6/24/16                                   Ba2        BB               596,244
     4,000,000 Tata Electric Companies, 144A,
               8.500%, 8/19/2017                                  Ba2        BB             3,509,800
                                                                                         ------------
                                                                                            4,106,044
                                                                                         ------------
               ISRAEL--0.5%
     3,000,000 Barak ITC International Series B (yankee),
               0/12.500%, 11/15/2007, (d)                         B3         CCC            1,200,000
                                                                                         ------------
               IVORY COAST--0.1%
       926,250 Ivory Coast PDI, 2.000%, 3/31/2018                 --         --               145,884
                                                                                         ------------
               MALAYSIA--2.2%
     1,750,000 Telekom Malaysia Berhad, 144A,
               7.875%, 8/01/2025                                 Baa2        BBB            1,627,192
     4,300,000 Tenaga Nasional Berhad, 144A,
               7.500%, 11/01/2025                                Baa3        BBB            3,435,244
                                                                                         ------------
                                                                                            5,062,436
                                                                                         ------------
               MAURITIUS--1.2%
       800,000 Indah Kiat Finance Mauritius, Ltd.,
               10.000%, 7/1/07 (e)                                Ca          D               160,000
     2,650,000 Pindo Deli Finance Mauritius, Ltd. (yankee),
               11.750%, 10/01/2017 (e)                            Ca          D               371,000
     5,000,000 Pindo Deli Finance Mauritius, Ltd. (yankee),
               10.875%, 10/01/2027 (e)                            Ca          D               700,000
     2,700,000 Pindo Deli Finance Mauritius, Ltd. (yankee),
               10.750%, 10/01/2007 (e)                            Ca          D               351,000
     6,625,000 Tjiwi Kimia Mauritius, Ltd. (yankee),
               10.000%, 8/1/04 (e)                                Ca          D             1,010,313
                                                                                         ------------
                                                                                            2,592,313
                                                                                         ------------
               MEXICO--8.3%
     1,000,000 Alestra SA de RL de CV (yankee),
               12.125%, 5/15/06                                   B2         BB-              785,000
     2,400,000 Espirito Santo Escelsa,
               10.000%, 7/15/2007                                 B1         BB-            2,040,000
     1,585,000 Perez Companc SA, 144A, 8.125%, 7/15/2007          Ca        CCC+              951,000
     1,000,000 Petroleos Mexicanos (yankee),
               9.250%, 3/30/2018                                 Baa2        BB+            1,035,000
     4,350,000 Petroleos Mexicanos (yankee),
               9.500%, 9/15/2027                                 Baa2        BB+            4,545,750
     3,000,000 Petroleos Mexicanos, 144A, (yankee),
               8.625%, 12/1/23                                   Baa2        BB+            2,917,500
     6,960,000 TFM SA de CV (yankee),
               0/11.750%, 6/15/2009, (d)                          B1         BB-            6,124,800
       500,000 Transportacion Maritima Mexica, SA de CV (yankee),
               10.250%, 11/15/2006                                Ba3        B+               375,000
                                                                                         ------------
                                                                                           18,774,050
                                                                                         ------------
               PERU--0.2%
       750,000 Republic of Peru, 4.000%, 3/07/2017                Ba3        BB-              525,000
             `                                                                           ------------
               PHILIPPINES--3.0%
     5,150,000 Bangko Sentral Ng Philipinas (yankee),
               8.600%, 6/15/27                                    Ba1        BB+            3,862,500
     1,750,000 Philippine Long Distance Telephone Co.,
               8.350%, 3/6/17                                     Ba2        BB-            1,071,292
     2,722,500 Quezon Power Philippines, Ltd. (yankee),
               8.860%, 6/15/17                                    Ba2        BB+            1,824,075
                                                                                         ------------
                                                                                            6,757,867
                                                                                         ------------
               SOUTH AFRICA--1.6%
    15,100,000 Republic of South Africa,
               12.500%, 12/21/2006, (ZAR)                         A2         A-             1,305,895
    10,650,000 Republic of South Africa,
               13.000%, 8/31/2010, (ZAR)                          A2         A-               959,442
    14,890,000 Republic of South Africa,
               13.500%, 9/15/2015, (ZAR)                          A2         A-             1,436,819
                                                                                         ------------
                                                                                            3,702,156
                                                                                         ------------
               SOUTH KOREA--2.4%
     3,315,313 Korea Electric Power Corp. (yankee),
               7.400%, 4/1/16                                    Baa3        BBB            3,198,348
     2,500,000 Samsung Electronics, Ltd., 144A,
               7.700%, 10/1/27                                   Baa2       BBB+            2,211,500
                                                                                         ------------
                                                                                            5,409,848
                                                                                         ------------
               THAILAND--0.9%
       285,000 Siam Commercial Bank PLC, 144A,
               7.500%, 3/15/2006                                  Ba2         B               273,600
     2,175,000 Thai Farmers Bank PLC, 144A,
               8.250%, 8/21/2016                                  Ba2        B+             1,761,750
                                                                                         ------------
                                                                                            2,035,350
                                                                                         ------------
               UNITED KINGDOM--0.1%
       300,000 Telewest Communications, 5.250%, 2/19/2007         B2          B               245,311
                                                                                         ------------
               UNITED STATES--19.2%
       375,000 Affymetrix, Inc., 4.750%, 2/15/2007                --        CCC+              282,656
       500,000 Bausch & Lomb, Inc., 7.125%, 8/01/2028            Baa3       BBB-              381,535
     2,000,000 Borden, Inc., 7.875%, 2/15/2023                    Ba3        BB+              960,000
       142,000 Boston Celtics LP, 6.000%, 6/30/2038 (h)           --         --                90,703
       250,000 CBS, Inc., 7.125%, 11/01/2023                      A3         A-               249,938
     1,000,000 Century Communications Corp.,
               8.375%, 11/15/2017                                 B2         B+               750,000
       500,000 Columbia/HCA Healthcare Corp.,
               7.500%, 12/15/2023                                 Ba1        BB+              477,500
       820,000 Columbia/HCA Healthcare Corp.,
               7.050%, 12/01/2027                                 Ba1        BB+              750,300
       500,000 Conseco, Inc., 8.500%, 10/15/2002 (h)              B1         B+               365,000
       150,000 Conseco, Inc., 8.750%, 2/09/2004                   B1         B+                70,500
     1,000,000 Dana Corp., 7.000%, 3/01/2029                      Ba1        BB               680,000
       250,000 Dana Corp., 9.000%, 8/15/2011                      Ba1        BB               203,005
       250,000 Dillon Read Structured Finance Corp.,
               8.550%, 8/15/19                                    --         BB               147,950

                 See accompanying notes to financial statements.

                                       25

                                                               RATINGS (c) (UNAUDITED)
                                                               -----------------------
   PRINCIPAL                                                               STANDARD
    AMOUNT     DESCRIPTION                                       MOODY'S   & POOR'S        VALUE (a)
=====================================================================================================
$      842,450 Dillon Read Structured Finance Corp.,
               6.660%, 8/15/10                                    --         BB          $    586,430
       175,000 Dillon Read Structured Finance Corp.,
               9.350%, 8/15/19                                    --         BB               112,613
    34,000,000 Fannie Mae, Zero Coupon, 10/29/2007, (NZD)         Aaa        AAA            9,329,447
     1,000,000 First Industrial LP, 7.600%, 7/15/2028            Baa2        BBB              917,910
     1,050,000 Georgia Pacific Corp.,
               7.750%, 11/15/2029                                Baa3       BBB-              876,718
       242,100 Green Tree Financial Corp.,
               8.070%, 3/01/2030                                  --         B-                84,735
    22,300,000 International Bank of Reconstruction &
               Development, Zero Coupon, 8/20/2007, (NZD)         Aaa        AAA            6,420,305
       350,000 J. C. Penney, Inc., 7.950%, 4/01/2017              Ba2       BBB-              308,423
       400,000 J. C. Penney, Inc., 8.250%, 8/15/2022              Ba2       BBB-              346,000
       525,000 J. C. Penney, Inc., 7.125%, 11/15/2023             Ba2       BBB-              430,350
       250,000 Kmart Corp., 9.440%, 7/01/2018                     Ba2        BB               152,500
     4,050,000 Kmart Corp., 7.950%, 2/01/2023                     Ba2        BB             2,587,966
       500,000 Level 3 Communications, Inc.,
               10.750%, 3/15/2008 (h)                            Caa3       CCC+              165,487
     1,000,000 Level 3 Communications, Inc.,
               1.000%, 12/01/2008, (d) (h)                       Caa3       CCC+              312,500
     1,925,000 Lucent Technologies, Inc., 6.450%, 3/15/2029       Ba3        BB-            1,270,500
        66,000 Missouri Pacific Railroad Co.,
               4.250%, 1/01/2005                                 Baa1       BBB+               64,877
       125,000 Motorola, Inc., 6.500%, 11/15/2028                 A3        BBB+              102,326
     5,375,000 Nextel Communications, Inc.,
               0/9.750, 10/31/2007, (d)                           B1          B             3,809,531
     1,000,000 Nextel International, Inc.,
               1.000%, 4/15/2008, (d)                             Ca          C                50,000
       925,000 NTL (Delaware), Inc., 5.750%, 12/15/2009          Caa3        CCC               99,438
     2,250,000 NTL, Inc., 1.000%, 4/01/2008, (d)                  B3         CCC              585,000
     1,405,000 PDVSA Finance, Ltd. (yankee),
               7.400%, 8/15/2016                                 Baa1       BBB-            1,138,050
       500,000 Pennzoil Quaker State Co.,
               7.375%, 4/01/2029                                  Ba2        BB+              398,750
       250,000 Phillips Van Heusen Corp.,
               7.750%, 11/15/2023                                 Ba2        BB               212,500
       775,000 Pioneer Standard Electronics, Inc.,
               9.500%, 8/1/06 (h)                                Baa3        BB               775,904
     1,250,000 RCN Corp., 0/11.125%, 10/15/2007, (d)             Caa2        B-               368,750
     2,999,000 RCN Corp., 0/9.800%, 2/15/2008, (d)               Caa2        B-               805,981
     1,000,000 Security Capital Industrial Trust,
               7.625%, 7/01/2017, (REIT)                         Baa1       BBB+              928,690
     1,000,000 TRW, Inc., 7.750%, 6/01/2029                      Baa2        BBB              959,207
       300,000 United Airlines, Inc., 10.670%, 5/01/2004         Caa1         B               219,000
       250,000 Williams Communications Group,
               11.700%, 8/01/2008                                Caa1       CCC+              106,875
       750,000 Williams Communications Group, Inc.,
               10.700%, 10/1/07                                  Caa1       CCC+              320,625
     1,000,000 Woolworth Corp., 8.500%, 1/15/2022                 B1         BB               831,590
       500,000 Worldcom, Inc., Georgia, 6.950%, 8/15/2028         A3        BBB+              453,855
       500,000 Xerox Corp., 5.500%, 11/15/2003 (h)                Ba1        BB               470,000
     1,600,000 Xerox Corp., 3.500%, 2/04/2004                     Ba1        BB             1,186,565
       699,000 Zenith Corp., 8.190%, 11/01/2009                   --         --                55,920
                                                                                         ------------
                                                                                           43,254,405
                                                                                         ------------
               VENEZUELA--2.7%
       500,000 Cerro Negro Finance, Ltd., 144A,
               7.900%, 12/1/20                                   Baa2        --               400,820
     9,000,000 Republic of Venezuela, 9.250%, 9/15/2027           B2          B             5,616,000
                                                                                         ------------
                                                                                            6,016,820
                                                                                         ------------
               Total Non-Convertible Bonds
               (Identified Cost $216,073,975)                                             179,872,196
                                                                                         ------------

    SHARES
====================
COMMON STOCK--6.4%
               BRITISH VIRGIN ISLANDS--2.7%
       589,300 Sappi Ltd., (sponsored ADR)  (h)                                             6,040,325
                                                                                        -------------
               INDONESIA--0.0%
     6,786,500 PT Indah Kiat Pulp&Paper Corp., (IDR)(j)                                             0
               THAILAND--0.0%
       122,000 Siam Commercial Bank PLC, (THB)                                                 46,610
       122,000 Siam Commercial Bank PLC, Warrants (THB)(e)                                      3,337
                                                                                        -------------
                                                                                               49,947
                                                                                        -------------
               UNITED STATES--3.7%
       162,900 Associated Estates Realty Corp., (REIT)                                      1,495,422
       177,100 Developers Diversified Realty Corp., (REIT)                                  3,382,610
         5,301 Park Electrochemical Corp.                                                     139,946
        25,461 Seabulk International, Inc.                                                     90,387
       111,700 Simon Property Group, Inc. (h)                                               3,276,161
                                                                                        -------------
                                                                                            8,384,526
                                                                                        -------------
               Total Common Stock (Identified Cost $13,821,192)                            14,474,798
                                                                                        -------------

PREFERRED STOCK--1.1%
               PHILIPPINES--0.4%
        47,800 Philippine Long Distance Telephone Co., Series 3 (GDR)                         944,050
                                                                                        -------------
               UNITED STATES--0.7%
         3,086 Adelphia Business Solutions, Inc.                                                7,715
        35,000 Bethlehem Steel Corp., (g)                                                      43,750
        22,500 Owens Corning Capital LLC (g)                                                   22,500
        37,500 Pacific Gas & Electric Co. (g)                                                 759,375
        12,500 Western Gas Resources, Inc.                                                    600,000
        10,000 Williams Communications Group                                                  142,500
                                                                                        -------------
                                                                                            1,575,840
                                                                                        -------------
               Total Preferred Stock (Identified Cost $8,152,060)                           2,519,890
                                                                                        -------------
               Total Investments--98.6%
               (Identified Cost $274,297,912) (b)                                         222,509,478
               Other assets less liabilities                                                3,174,815
                                                                                        -------------
               Total Net Assets--100%                                                   $ 225,684,293
                                                                                        =============

                 See accompanying notes to financial statements.

(a) See Note 2a of Notes to the Financial Statements.
(b) Federal Tax Information:
     At December 31, 2001, the net unrealized depreciation on investments based on cost for federal income tax purposes of $273,304,258 was as follows:

     Aggregate gross unrealized appreciation for all
     investments in which there is an excess of value over tax cost                    $   16,067,336
     Aggregate gross unrealized depreciation for all
     investments in which there is an excess of tax cost over value                       (66,862,116)
                                                                                       --------------
     Net unrealized depreciation                                                       $  (50,794,780)
                                                                                       ==============

     At December 31, 2001, the fund had a net tax basis capital loss carryover of approximately $30,685,841 of which $13,337,197 expires on December 31, 2007, $6,500,127 expires on December 31, 2008, and $10,848,517 expires on
     December 31, 2009. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

     For the year ended December 31, 2001, the Fund has elected to defer $3,286,530 of losses attributable to Post-October losses.

     At December 31, 2001, the components of distributable earnings, excluding unrealized appreciation/depreciation, disclosed on a tax basis consisted of $877,974 in undistributed ordinary income and $0 in undistributed long-term gains.
(c) The ratings shown are believed to be the most recent ratings available at December 31, 2001. Securities are generally rated at the time of issuance. The rating agencies may revise their rating from time to time. As a result, there can be no assurance that the same ratings would be assigned if the securities were rated at December 31, 2001. The Fund's subadviser independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.
(d) Step Bond: Coupon rate is zero or below market for an initial period and then increases to a higher coupon rate at a specified date and rate.
(e)  Non-income producing security
(f)  Pay in kind securities.
(g)  Issuer filed petition under Chapter 11 of the Federal Bankruptcy Code.
(h) All or a portion of this security was on loan to brokers at December 31, 2001.
(i) Security valued at fair value as determined in good faith by or under the direction of the Board of Trustees.
(j)  Delisted security.

ADR/GDR   An American Depositary Receipt (ADR) or Global Depository Receipt
     (GDR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States.

REIT Real Estate Investment Trust

144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these amounted to $24,776,328 or 11.0% of net assets.
ARS - Argentine Peso
CAD- Canadian Dollars
IDR- Indonesian Rupiah
NZD- New Zealand Dollars
THB- Thai Baht
ZAR- South African Rand

                 See accompanying notes to financial statements.

           LIMITED TERM U.S. GOVERNMENT FUND -- SCHEDULE OF INVESTMENTS

Investments as of December 31, 2001

                                                               RATINGS (c) (UNAUDITED)
                                                               -----------------------
   PRINCIPAL                                                               STANDARD
    AMOUNT     DESCRIPTION                                       MOODY'S   & POOR'S        VALUE (a)
=====================================================================================================
BONDS AND NOTES -- 96.3% OF TOTAL NET ASSETS
               FINANCE & BANKING--2.3%
$    3,000,000 General Motors Acceptance Corp.,
               6.380%, 1/30/2004                                  A2        BBB+         $  3,091,584
                                                                                         ------------
               FOOD & BEVERAGES--0.8%
     1,000,000 Kellogg Co.,
               6.000%, 4/01/2006                                 Baa2        BBB            1,024,957
                                                                                         ------------
               GOVERNMENT AGENCIES--24.4%
     4,000,000 Federal Home Loan Banks
               4.875%,  4/16/2004                                 Aaa        AAA            4,108,760
     7,000,000 Federal Home Loan Mortgage Corp.
               7.000%,  7/15/2005                                 Aaa        AAA            7,588,420
    10,000,000 Federal National Mortgage Association
               5.500%, with various maturities to 2006 (d) (e)    Aaa        AAA           10,270,280
     7,000,000 Federal National Mortgage Association
               5.625%,  5/14/04 (e)                               Aaa        AAA            7,316,120
     3,000,000 Federal National Mortgage Association
               6.000%, 12/15/05                                   Aaa        AAA            3,152,820
                                                                                         ------------
                                                                                           32,436,400
                                                                                         ------------
               MORTGAGE BACKED--43.4%
     2,785,678 Federal Home Loan Mortgage Corp.
               7.000%,  2/1/2016                                  Aaa        AAA            2,883,177
        36,494 Federal Home Loan Mortgage Corp.
               7.500%,  6/1/2026                                  Aaa        AAA               37,851
        15,991 Federal Home Loan Mortgage Corp.
               10.000%,  7/1/2019                                 Aaa        AAA               17,986
     2,128,050 Federal Home Loan Mortgage Corp.
               11.500%, with various maturities to 2020 (d)       Aaa        AAA            2,443,427
    15,506,613 Federal National Mortgage Association
               6.000%, with various maturities to 2031 (d)        Aaa        AAA           15,474,486
     4,921,370 Federal National Mortgage Association
               6.500%, 8/1/2031 (d)                               Aaa        AAA            4,927,620
     2,574,993 Federal National Mortgage Association
               7.000%, 12/1/2022                                  Aaa        AAA            2,641,316
    12,905,964 Federal National Mortgage Association
               7.500%, with various maturities to 2031 (d)        Aaa        AAA           13,385,037
       443,377 Federal National Mortgage Association
               8.000%,  6/1/2015                                  Aaa        AAA              463,604
    14,149,235 Government National Mortgage Association
               7.000%, with various maturities to 2031 (d)        Aaa        AAA           14,482,762
        38,417 Government National Mortgage Association
               12.500%, with various maturities to 2015 (d)       Aaa        AAA               44,805
       477,308 Government National Mortgage Association
               16.000%, with various maturities to 2012 (d)       Aaa        AAA              571,775
       151,608 Government National Mortgage Association
               17.000%, with various maturities to 2011 (d)       Aaa        AAA              184,205
                                                                                         ------------
                                                                                           57,558,051
                                                                                         ------------
               TELECOMMUNICATIONS--0.8%
     1,000,000 Sprint Capital Corp.,  7.125%, 1/30/2006          Baa1       BBB+            1,043,283
                                                                                         ------------
               U.S. GOVERNMENT--20.5%
    10,211,100 United States Treasury Notes
               3.500%,  1/15/2011 (e)                             Aaa        AAA           10,179,139
     5,600,000 United States Treasury Notes
               5.750%,  11/15/2005                                Aaa        AAA            5,914,104
     3,000,000 United States Treasury Notes
               6.000%, with various maturities to 2009 (e)        Aaa        AAA            3,187,810
     2,700,000 United States Treasury Notes
               6.250%,  2/15/2007                                 Aaa        AAA            2,914,731
     4,500,000 United States Treasury Notes
               7.000%,  7/15/2006 (e)                             Aaa        AAA            4,975,290
                                                                                         ------------
                                                                                           27,171,074
                                                                                         ------------
               YANKEE--4.1%
$    3,960,000 Inter-American Development Bank Bonds,
               12.250%, 12/15/2008                                Aaa        AAA         $  5,497,704
                                                                                         ------------
               Total Bonds and Notes
               (Identified Cost $126,547,636)                                             127,823,053
                                                                                         ------------
SHORT TERM INVESTMENT -- 2.7%
     3,590,000 Repurchase Agreement with State Street Bank and
               Trust Co. dated 12/31/2001 at 0.85% to be
               repurchased at $3,590,170 on 1/02/2002,
               collateralized by $3,515,000 U.S. Treasury Bond,
               6.000%, due 2/15/2026 valued at $3,666,033                                   3,590,000
                                                                                         ------------
               Total Short Term Investment
               (Identified Cost $3,590,000)                                                 3,590,000
                                                                                         ------------
               Total Investments -- 99.0%
               (Identified Cost $130,137,636) (b)                                         131,413,053
               Other assets less liabilities                                                1,385,253
                                                                                         ------------
               Total Net Assets -- 100%                                                  $132,798,306
                                                                                         ============

(a)  See Note 2a of Notes to Financial Statements.

(b) Federal Tax Information: At December 31, 2001, the net unrealized depreciation on investments based on cost for federal income tax purposes of $130,787,677 was as follows:

     Aggregate gross unrealized appreciation for all
     investments in which there is an excess of value over tax cost                      $  1,295,428
     Aggregate gross unrealized depreciation for all
     investments in which there is an excess of tax cost over value                          (670,052)
                                                                                         ------------
     Net unrealized appreciation                                                         $    625,376
                                                                                         ============

     At December 31, 2001, the Fund had a capital loss carryover of approximately $46,689,856 of which $23,823,060 expires on December 31, 2002, $1,001,296 expires on December 31, 2003, $4,342,078 expires on
     December 31, 2004, $2,731,339 expires on December 31, 2005, $10,626,315 expires on December 31, 2007 and $4,165,768 expires on December 31, 2008. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

     For the year ended December 31, 2001, the Fund has elected to defer $23,628 of capital losses attributable to Post-October losses.

     At December 31, 2001, the components of distributable earnings, excluding unrealized appreciation/depreciation, disclosed on a tax basis consisted of $10,124 in undistributed ordinary income and $0 in undistributed long-term gains.
(c) The ratings shown are believed to be the most recent ratings available at December 31, 2001. Securities are generally rated at the time of issuance. The rating agencies may revise their rating from time to time. As a result, there can be no assurance that the same ratings would be assigned if the securities were rated at December 31, 2001. The Fund's subadviser independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the rating of agencies.
(d) The Fund's investments in mortgage backed securities of the Federal Home Loan Mortgage Corporation, the Federal Home Loan Mortgage Association and Government National Mortgage Association are interest in separate pools of mortgages. All separate investments in securities of these issuers which have the same coupon rate have been aggregated for the purpose of presentation in the schedule of investments.
(e) All or a portion of this security was on loan to brokers at December 31, 2001.

                 See accompanying notes to financial statements.

             GOVERNMENT SECURITIES FUND -- SCHEDULE OF INVESTMENTS

Investments as of December 31, 2001

                                                               RATINGS (c) (UNAUDITED)
                                                               -----------------------
   PRINCIPAL                                                               STANDARD
    AMOUNT     DESCRIPTION                                       MOODY'S   & POOR'S        VALUE (a)
-------------------------------------------------------------------------------------------------------
BONDS AND NOTES -- 97.0% OF TOTAL NET ASSETS
                 GOVERNMENT AGENCY -- 15.6%
$   13,000,000   Federal National Mortgage Association,
                 6.625%,  with various maturities to 2010 (d)         Aaa   AAA             $13,846,230
                                                                                            -----------
                 MORTGAGE BACKED -- 26.5%
     1,303,251   Federal Home Loan Mortgage Corp.,
                 7.500%,  4/1/2012                                    Aaa   AAA               1,372,897
     1,984,871   Federal National Mortgage Association,
                 6.500%, 11/1/31                                      Aaa   AAA               1,984,870
     1,623,395   Federal National Mortgage Association,
                 7.500%, 12/1/30                                      Aaa   AAA               1,676,237
    16,439,357   Government National Mortgage Association,
                 7.000%, with various maturities to 2031 (d)          Aaa   AAA              16,824,531
     1,067,850   Government National Mortgage Association,
                 7.500%, 4/15/2027                                    Aaa   AAA               1,108,780
       120,968   Government National Mortgage Association,
                 8.500%, 2/15/2006                                    Aaa   AAA                 128,594
       210,768   Government National Mortgage Association,
                 9.000%, with various maturities to 2016 (d)          Aaa   AAA                 228,206
        72,594   Government National Mortgage Association,
                 9.500%, with various maturities to 2009 (d)          Aaa   AAA                  79,644
        84,123   Government National Mortgage Association,
                 10.000%, with  various maturities to 2016 (d)        Aaa   AAA                  95,012
        17,965   Government National Mortgage Association,
                 12.500%, with  various maturities to 2014 (d)        Aaa   AAA                  20,857
                                                                                            -----------
                                                                                             23,519,628
                                                                                            -----------

                 U.S. GOVERNMENT -- 54.9%
     4,000,000   United States Treasury Bonds Zero Coupon,
                 11/15/2014                                           Aaa   AAA               2,622,240
    18,000,000   United States Treasury Bonds Zero Coupon,
                 11/15/2027                                           Aaa   AAA               3,999,960
     5,000,000   United States Treasury Bonds,
                 3.375%,  4/15/2032                                   Aaa   AAA               4,929,700
     3,296,400   United States Treasury Bonds,
                 3.625%,  4/15/2028                                   Aaa   AAA               3,361,306
    12,000,000   United States Treasury Bonds,
                 7.250%,  5/15/2016                                   Aaa   AAA              13,873,080
     5,000,000   United States Treasury Bonds,
                 8.750%,  8/15/2020                                   Aaa   AAA               6,707,800
    10,000,000   United States Treasury Bonds,
                 8.750%,  5/15/2017                                   Aaa   AAA              13,137,500
                                                                                            -----------
                                                                                             48,631,586
                                                                                            -----------
                 Total Bonds and Notes
                 (Identified Cost $85,959,834)                                               85,997,444
                                                                                            -----------
   PRINCIPAL
      AMOUNT     DESCRIPTION                                                                 VALUE (a)
-------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENT -- 2.8%
$    2,458,000   Repurchase Agreement with State Street Bank
                 and Trust Co. dated 12/31/2001 at 0.85% to
                 be repurchased at $2,458,116 on 1/02/2002,
                 collateralized by $2,405,000 U.S. Treasury
                 Bond, 6.00%, due 2/15/2026 valued at
                 $2,508,338                                                                 $ 2,458,000
                                                                                            -----------
                 Total Short Term Investment
                 (Identified Cost $2,458,000)                                                 2,458,000
                                                                                            -----------
                 Total Investments--99.8%
                 (Identified Cost $88,417,834) (b)                                           88,455,444
                 Other assets less liabilities                                                  165,298
                                                                                            -----------
                 Total Net Assets--100%                                                     $88,620,742
                                                                                            ===========

(a)  See Note 2a of Notes to Financial Statements.
(b)  Federal Tax Information:
     At December 31, 2001, the net unrealized depreciation on investments based on cost of $88,713,355 for federal income tax purposes was as follows:

     Aggregate gross unrealized appreciation for all
     investments in which there is an excess of value over tax cost                         $   464,740
     Aggregate gross unrealized depreciation for all
     investments in which there is an excess of tax cost over value                            (722,651)
                                                                                            -----------
     Net unrealized depreciation                                                            $  (257,911)
                                                                                            ===========

     At December 31, 2001, the Fund had a capital loss carryoner of approximately $11,952,747 of which $2,071,910 expires on December 31, 2002, $3,530,050 expires on December 31, 2004, $5,687,678 expires on December 31, 2007 and $663,109 expires on December 31, 2008. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

     For the year ended December 31, 2001, the Fund has elected to defer $3,029 of capital losses attributtable to Post-October losses.

     At December 31, 2001, the components of distributable earnings, excluding unrealized appreciation/depreciation, disclosed on a tax basis consisted of $131,834 in undistributed ordinary income and $0 in undistributed long-term gains.
(c) The ratings shown are believed to be the most recent ratings available at December 31, 2001. Securities are generally rated at the time of issuance. The rating agencies may revise their ratings from time to time. As a result there can be no assurance that the same ratings would be assigned if the securities were rated at December 31, 2001. The Fund's subadvisor independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.
(d) The Fund's investment in mortgage backed securities of the Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of this issuer which have the same coupon rate have been aggregated for the purpose of presentation in the schedule of investments.

                 See accompanying notes to financial statements.

                       STATEMENTS OF ASSETS & LIABILITIES

December 31, 2001

                                                                    SHORT TERM CORPORATE     BOND INCOME          HIGH INCOME
                                                                        INCOME FUND             FUND                  FUND
                                                                     -------------------    -------------         ------------
ASSETS
     Investments at cost                                                  $  61,823,431     $ 325,039,553         $ 82,120,537
     Net unrealized appreciation (depreciation)                               1,399,527           710,324          (10,531,795)
                                                                          -------------     -------------         ------------
        Investments At Value                                                 63,222,958       325,749,877           71,588,742
     Cash                                                                           496               912                  189
     Foreign cash at value (identified cost $167,861)                                --                --                   --
     Investments held as collateral for loaned securities                            --        47,714,624           19,330,310
     Receivable for Fund shares sold                                             96,810           797,749              129,622
     Receivable for securities sold                                                  --                --                   --
     Dividends and interest receivable                                          802,549         5,122,703            1,384,780
                                                                          -------------     -------------         ------------
        TOTAL ASSETS                                                         64,122,813       379,385,865           92,433,643
                                                                          -------------     -------------         ------------

LIABILITIES
     Collateral on securities loaned, at value                                       --        47,714,624           19,330,310
     Payable to custodian                                                            --                --                   --
     Payable for Fund shares redeemed                                            62,050           706,432              283,673
     Dividends payable                                                           94,420           389,528              338,564
     Withholding taxes payable                                                       --                --                   --
     Management fees payable                                                     17,013           115,207               43,713
     Deferred Trustees' fees                                                     22,598           104,493               20,365
     Transfer agent fees payable                                                 13,090            82,587               19,380
     Accounting and administrative fees payable                                   2,663            13,852                3,102
     Other accounts payable and accrued expenses                                 40,622            81,680               57,288
                                                                          -------------     -------------         ------------
        TOTAL LIABILITIES                                                       252,456        49,208,403           20,096,395
                                                                          -------------     -------------         ------------
NET ASSETS                                                                $  63,870,357     $ 330,177,462         $ 72,337,248
                                                                          =============     =============         ============
NET ASSETS CONSIST OF:
     Paid in capital                                                      $  82,494,970     $ 344,824,201         $151,403,238
     Undistributed (overdistributed) net investment income (loss)               (30,408)         (357,817)            (118,997)
     Accumulated net realized gain (loss) on investments                    (19,993,732)      (14,998,751)         (68,415,198)
     Net unrealized appreciation (depreciation) of investments
        and foreign currency transactions                                     1,399,527           709,829          (10,531,795)
                                                                          -------------     -------------         ------------
NET ASSETS                                                                $  63,870,357     $ 330,177,462         $ 72,337,248
                                                                          =============     =============         ============
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
     Class A shares:
        Net assets                                                        $  58,367,274     $ 173,835,661         $ 33,471,019
                                                                          =============     =============         ============
        Shares of beneficial interest                                         8,149,846        14,994,982            6,773,958
                                                                          =============     =============         ============
        Net asset value and redemption price per share                    $        7.16     $       11.59         $       4.94
                                                                          =============     =============         ============
        Offering price per share                                          $        7.38     $       12.14         $       5.17
                                                                          =============     =============         ============
     Class B shares: (redemption price is equal to net asset
        value less any applicable contingent deferred sales charges)
        Net assets                                                        $   4,656,724     $ 127,519,922         $ 34,713,394
                                                                          =============     =============         ============
        Shares of beneficial interest                                           651,143        11,002,646            7,017,358
                                                                          =============     =============         ============
        Net asset value and offering price per share                      $        7.15     $       11.59         $       4.95
                                                                          =============     =============         ============
     Class C shares: (redemption price is equal to net asset value less any applicable contingent deferred sales charges)
        Net assets                                                        $     620,336     $  11,470,498         $  4,152,835
                                                                          =============     =============         ============
        Shares of beneficial interest                                            86,862           988,813              839,972
                                                                          =============     =============         ============
        Net asset value per share                                         $        7.14     $       11.60         $       4.94
                                                                          =============     =============         ============
        Offering price per share                                          $        7.21     $       11.72         $       4.99
                                                                          =============     =============         ============
     Class Y shares:
        Net assets                                                        $     226,023     $  17,351,381         $         --
                                                                          =============     =============         ============
        Shares of beneficial interest                                            31,559         1,491,624                   --
                                                                          =============     =============         ============
        Net asset value, offering and redemption price per share          $        7.16     $       11.63         $         --
                                                                          =============     =============         ============

                See accompanying notes to financial statements.

                                       30

                                                                        STRATEGIC INCOME   LIMITED TERM U.S.       GOVERNMENT
                                                                               FUND         GOVERNMENT FUND     SECURITIES FUND
                                                                       -----------------   -----------------    ---------------
ASSETS
     Investments at cost                                                  $ 274,297,912     $ 130,137,636         $ 88,417,834
     Net unrealized appreciation (depreciation)                             (51,788,434)        1,275,417               37,610
                                                                          -------------     -------------         ------------
        Investments At Value                                                222,509,478       131,413,053           88,455,444
     Cash                                                                            --               861                  813
     Foreign cash at value (identified cost $167,861)                           169,426                --                   --
     Investments held as collateral for loaned securities                    14,564,105        15,544,653                   --
     Receivable for Fund shares sold                                            107,786           523,495              172,667
     Receivable for securities sold                                           2,657,858                --                   --
     Dividends and interest receivable                                        3,229,566         1,490,910              809,616
                                                                          -------------     -------------         ------------
        TOTAL ASSETS                                                        243,238,219       148,972,972           89,438,540
                                                                          -------------     -------------         ------------

LIABILITIES
     Collateral on securities loaned, at value                               14,564,105        15,544,653                   --
     Payable to custodian                                                     1,301,955                --                   --
     Payable for Fund shares redeemed                                           984,185           369,254              592,054
     Dividends payable                                                          393,490            85,938               51,617
     Withholding taxes payable                                                    7,381                --                   --
     Management fees payable                                                    124,803            64,578               45,426
     Deferred Trustees' fees                                                     39,868            29,935               56,313
     Transfer agent fees payable                                                 44,882            25,722               17,316
     Accounting and administrative fees payable                                   9,627             5,627                3,741
     Other accounts payable and accrued expenses                                 83,630            48,959               51,331
                                                                          -------------     -------------         ------------
        TOTAL LIABILITIES                                                    17,553,926        16,174,666              817,798
                                                                          -------------     -------------         ------------
NET ASSETS                                                                $ 225,684,293     $ 132,798,306         $ 88,620,742
                                                                          =============     =============         ============
NET ASSETS CONSIST OF:
     Paid in capital                                                      $ 309,986,749     $ 178,994,525         $100,813,832
     Undistributed (overdistributed) net investment income (loss)             1,417,755          (105,749)              23,904
     Accumulated net realized gain (loss) on investments                    (33,913,557)      (47,365,887)         (12,254,604)
     Net unrealized appreciation (depreciation) of investments
        and foreign currency transactions                                   (51,806,654)        1,275,417               37,610
                                                                          -------------     -------------         ------------
NET ASSETS                                                                $ 225,684,293     $ 132,798,306         $ 88,620,742
                                                                          =============     =============         ============
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
     Class A shares:
        Net assets                                                        $  94,156,138     $ 109,189,207         $ 70,550,945
                                                                          =============     =============         ============
        Shares of beneficial interest                                         9,531,134         9,610,201            6,312,618
                                                                          =============     =============         ============
        Net Asset Value and Redemption Price Per Share                    $        9.88     $       11.36         $      11.18
                                                                          =============     =============         ============
        Offering price per share                                          $       10.35     $       11.71         $      11.71
                                                                          =============     =============         ============
     Class B shares: (redemption price is equal to net asset
        value less any applicable contingent deferred sales charges)
        Net assets                                                        $ 102,158,666     $  14,316,947         $ 13,248,746
                                                                          =============     =============         ============
        Shares of beneficial interest                                        10,342,628         1,262,098            1,185,594
                                                                          =============     =============         ============
        Net asset value and offering price per share                      $        9.88     $       11.34         $      11.17
                                                                          =============     =============         ============
     Class C shares: (redemption price is equal to net asset value less any applicable contingent deferred sales charges)
        Net assets                                                        $  28,924,824     $   5,850,937         $         --
                                                                          =============     =============         ============
        Shares of beneficial interest                                         2,930,862           515,469                   --
                                                                          =============     =============         ============
        Net asset value per share                                         $        9.87     $       11.35         $         --
                                                                          =============     =============         ============
        Offering price per share                                          $        9.97     $       11.46         $         --
                                                                          =============     =============         ============
     Class Y shares:
        Net assets                                                        $     444,665     $   3,441,215         $  4,821,051
                                                                          =============     =============         ============
        Shares of beneficial interest                                            44,935           301,684              431,795
                                                                          =============     =============         ============
        Net asset value, offering and redemption price per share          $        9.90     $       11.41         $      11.17
                                                                          =============     =============         ============

                See accompanying notes to financial statements.

                            STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2001

                                                                    SHORT TERM CORPORATE     BOND INCOME          HIGH INCOME
                                                                        INCOME FUND             FUND                   FUND
                                                                     -------------------    -------------         ------------
INVESTMENT INCOME
     Dividends                                                            $          --     $          --         $  1,068,904
     Interest                                                                 3,806,312        23,343,270           10,507,473
     Securities lending income                                                       --           135,254               94,443
     Less net foreign taxes withheld                                                 --                --                   --
                                                                          -------------     -------------         ------------
                                                                              3,806,312        23,478,524           11,670,820

     Expenses
        Management fees                                                         339,260         1,323,375              639,246
        Service and distribution fees - Class A                                 143,132           440,761              106,262
        Service and distribution fees - Class B                                  39,126         1,152,707              439,819
        Service and distribution fees - Class C                                   4,980           122,914               48,339
        Trustees' fees and expenses                                               9,822            22,489               11,287
        Accounting and administrative                                            28,944           150,335               42,424
        Custodian                                                                74,749           139,921               73,210
        Transfer agent - Class A, Class B, Class C                              147,912           830,667              226,304
        Transfer agent - Class Y                                                     21            15,700                   --
        Audit and tax services                                                   28,646            35,604               36,981
        Legal                                                                     4,381            28,426                9,432
        Printing                                                                 19,911            58,389               24,908
        Registration                                                             50,939            45,826               38,892
        Miscellaneous                                                               166            16,017               11,593
                                                                          -------------     -------------         ------------
     Total expenses before reductions                                           891,989         4,383,131            1,708,697
        Less waiver/reimbursement                                              (303,817)               --                   --
                                                                          -------------     -------------         ------------

     Net expenses                                                               588,172         4,383,131            1,708,697
                                                                          -------------     -------------         ------------
     Net investment income (loss)                                             3,218,140        19,095,393            9,962,123
                                                                          -------------     -------------         ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS,
 FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
     Realized gain (loss) on:
        Investments - net                                                       409,535        (2,962,047)         (35,337,692)
        Futures contracts-net                                                        --                --                   --
        Foreign currency transactions - net                                          --            (4,783)                  --
     Change in unrealized appreciation (depreciation) of:
        Investments - net                                                       937,524         5,161,287           15,823,831
        Foreign currency transactions - net                                          --            (7,470)                  --
                                                                          -------------     -------------         ------------
     Net realized and unrealized gain (loss) on investments, options,
        futures contracts and foreign currency transactions                   1,347,059         2,186,987          (19,513,861)
                                                                          -------------     -------------         ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS           $   4,565,199     $  21,282,380         $ (9,551,738)
                                                                          =============     =============         ============

                See accompanying notes to financial statements.

                                       32

                                                                        STRATEGIC INCOME   LIMITED TERM U.S.       GOVERNMENT
                                                                               FUND         GOVERNMENT FUND     SECURITIES FUND
                                                                        ----------------    ---------------     ---------------
INVESTMENT INCOME
     Dividends                                                            $   1,283,530     $          --         $         --
     Interest                                                                24,245,385         8,106,334            5,100,073
     Securities lending income                                                   67,820           112,135                   --
     Less net foreign taxes withheld                                            (29,524)               --                   --
                                                                          -------------     -------------         ------------
                                                                             25,567,211         8,218,469            5,100,073

     Expenses
        Management fees                                                       1,621,731           872,975              553,031
        Service and distribution fees - Class A                                 266,260           404,102              178,196
        Service and distribution fees - Class B                               1,125,961           127,255              119,911
        Service and distribution fees - Class C                                 341,235            70,969                   --
        Trustees' fees and expenses                                              19,173            13,528               11,125
        Accounting and administrative                                           118,473            64,921               41,391
        Custodian                                                               164,642            99,857               80,216
        Transfer agent - Class A, Class B, Class C                              581,595           295,316              199,067
        Transfer agent - Class Y                                                    390             3,226                4,729
        Audit and tax services                                                   39,332            28,699               28,778
        Legal                                                                    22,053             9,721                6,174
        Printing                                                                 49,834            26,396               28,556
        Registration                                                             48,508            49,372               35,603
        Miscellaneous                                                            23,546             7,628                5,296
                                                                          -------------     -------------         ------------
     Total expenses before reductions                                         4,422,733         2,073,965            1,292,073
        Less waiver/reimbursement                                                    --                --                   --
                                                                          -------------     -------------         ------------

     Net expenses                                                             4,422,733         2,073,965            1,292,073
                                                                          -------------     -------------         ------------
     Net investment income (loss)                                            21,144,478         6,144,504            3,808,000
                                                                          -------------     -------------         ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS,
 FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
     Realized gain (loss) on:
        Investments - net                                                   (13,777,613)        3,333,647            2,092,920
        Futures contracts-net                                                        --                --              (14,563)
        Foreign currency transactions - net                                  (1,518,988)               --                   --
     Change in unrealized appreciation (depreciation) of:
        Investments - net                                                    (7,335,042)         (296,704)          (1,860,288)
        Foreign currency transactions - net                                     (25,319)               --                   --
                                                                          -------------     -------------         ------------
     Net realized and unrealized gain (loss) on investments, options,
        futures contracts and foreign currency transactions                 (22,656,962)        3,036,943              218,069
                                                                          -------------     -------------         ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS           $  (1,512,484)    $   9,181,447         $  4,026,069
                                                                          =============     =============         ============

                See accompanying notes to financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                SHORT TERM CORPORATE               BOND INCOME                  HIGH INCOME
                                                     INCOME FUND                      FUND                          FUND
                                            ----------------------------   --------------------------    --------------------------
                                                     YEAR ENDED                    YEAR ENDED                     YEAR ENDED
                                                    DECEMBER 31,                  DECEMBER 31,                   DECEMBER 31,
                                                 2001           2000            2001         2000            2001           2000
                                            -------------  -------------   ------------  ------------    ------------  ------------
FROM OPERATIONS:
     Net investment income                  $   3,218,140  $   4,367,272   $ 19,095,393  $ 20,157,061    $  9,962,123  $ 14,340,344
     Net realized gain (loss) on
        investments, options, futures
        contracts and foreign currency
        transactions                              409,535     (2,114,099)    (2,966,830)   (8,127,204)    (35,337,692)  (26,382,414)
     Net change in unrealized appreciation
        (depreciation) of investments and
        foreign currency transactions             937,524      2,026,060      5,153,817     8,042,701      15,823,831    (9,573,036)
                                            -------------  -------------   ------------  ------------    ------------  ------------
     Increase (decrease) in net assets
        resulting from operations               4,565,199      4,279,233     21,282,380    20,072,558      (9,551,738)  (21,615,106)
                                            -------------  -------------   ------------  ------------    ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
     Net investment income
        Class A                                (3,191,917)    (4,054,995)   (11,319,336)  (12,765,917)     (4,869,014)   (6,907,867)
        Class B                                  (188,455)      (193,059)    (6,512,472)   (5,797,554)     (4,708,520)   (6,381,249)
        Class C                                   (23,799)       (25,252)      (697,417)     (851,085)       (516,760)     (769,066)
        Class Y                                    (1,147)            --     (1,060,888)     (797,445)             --            --
                                            -------------  -------------   ------------  ------------    ------------  ------------
                                               (3,405,318)    (4,273,306)   (19,590,113)  (20,212,001)    (10,094,294)  (14,058,182)
                                            -------------  -------------   ------------  ------------    ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
     DERIVED FROM CAPITAL SHARE
        TRANSACTIONS                              155,809    (14,416,185)    26,608,353   (26,157,588)     (8,138,375)  (18,149,684)
                                            -------------  -------------   ------------  ------------    ------------  ------------
Total increase (decrease) in net assets         1,315,690    (14,410,258)    28,300,620   (26,297,031)    (27,784,407)  (53,822,972)
                                            -------------  -------------   ------------  ------------    ------------  ------------

NET ASSETS
     Beginning of the period                   62,554,667     76,964,925    301,876,842   328,173,873     100,121,655   153,944,627
                                            -------------  -------------   ------------  ------------    ------------  ------------
     End of the period                      $  63,870,357  $  62,554,667   $330,177,462  $301,876,842    $ 72,337,248  $100,121,655
                                            =============  =============   ============  ============    ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET
     INVESTMENT INCOME                      $     (30,408) $      (9,584)  $   (357,817) $   (358,985)   $   (118,997) $    (62,255)
                                            =============  =============   ============  ============    ============  ============

                See accompanying notes to financial statements.

                                       34

                                                   STRATEGIC INCOME             LIMITED TERM U.S.          GOVERNMENT SECURITIES
                                                        FUND                     GOVERNMENT FUND                   FUND
                                            ----------------------------   --------------------------    ---------------------------
                                              YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED    YEAR ENDED
                                             DECEMBER 31,   DECEMBER 31,   DECEMBER 31,  DECEMBER 31,    DECEMBER 31,  DECEMBER 31,
                                                2001           2000           2001          2000             2001          2000
                                            -------------  -------------   ------------  ------------    ------------  ------------
FROM OPERATIONS:
     Net investment income                  $  21,144,478  $  23,813,833   $  6,144,504  $  9,250,260    $  3,808,000  $  4,885,075
     Net realized gain (loss) on
        investments, options, futures
        contracts and foreign currency
        transactions                          (15,296,601)    (5,542,426)     3,333,647    (3,166,237)      2,078,357      (273,037)
     Net change in unrealized appreciation
        (depreciation) of investments and
        foreign currency transactions          (7,360,361)   (17,596,169)      (296,704)    5,546,929      (1,860,288)    5,818,695
                                            -------------  -------------   ------------  ------------    ------------  ------------
     Increase (decrease) in net assets
        resulting from operations              (1,512,484)       675,238      9,181,447    11,630,952       4,026,069    10,430,733
                                            -------------  -------------   ------------  ------------    ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
     Net investment income
        Class A                                (9,377,635)   (10,114,949)    (5,640,601)   (8,075,830)     (3,439,102)   (4,191,119)
        Class B                                (9,064,495)    (9,337,429)      (537,161)     (685,214)       (486,651)     (430,843)
        Class C                                (2,749,603)    (2,943,092)      (301,631)     (404,716)             --            --
        Class Y                                   (36,701)       (12,570)      (173,303)     (218,791)       (245,868)     (188,421)
                                            -------------  -------------   ------------  ------------    ------------  ------------
                                              (21,228,434)   (22,408,040)    (6,652,696)   (9,384,551)     (4,171,621)   (4,810,383)
                                            -------------  -------------   ------------  ------------    ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
     DERIVED FROM CAPITAL SHARE
        TRANSACTIONS                          (26,303,974)     3,604,585    (10,319,170)  (42,154,629)      2,920,494   (16,862,002)
                                            -------------  -------------   ------------  ------------    ------------  ------------
Total increase (decrease) in net assets       (49,044,892)   (18,128,217)    (7,790,419)  (39,908,228)      2,774,942   (11,241,652)
                                            -------------  -------------   ------------  ------------    ------------  ------------

NET ASSETS
     Beginning of the period                  274,729,185    292,857,402    140,588,725   180,496,953      85,845,800    97,087,452
                                            -------------  -------------   ------------  ------------    ------------  ------------
     End of the period                      $ 225,684,293  $ 274,729,185   $132,798,306  $140,588,725    $ 88,620,742  $ 85,845,800
                                            =============  =============   ============  ============    ============  ============

UNDISTRIBUTED (OVERDISTRIBUTED) NET
     INVESTMENT INCOME                      $   1,417,755  $   2,653,453   $   (105,749) $    (67,755)   $     23,904  $     39,740
                                            =============  =============   ============  ============    ============  ============

                See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

                                             INCOME (LOSS) FROM INVESTMENT OPERATIONS:               LESS DISTRIBUTIONS:
                                             -----------------------------------------   ------------------------------------------

                                  NET ASSET
                                    VALUE,                  NET REALIZED                   DIVIDENDS  DISTRIBUTIONS
                                  BEGINNING       NET      AND UNREALIZED   TOTAL FROM     FROM NET     FROM NET
                                     OF       INVESTMENT   GAIN (LOSS) ON   INVESTMENT    INVESTMENT    REALIZED          TOTAL
                                 THE PERIOD     INCOME      INVESTMENTS     OPERATIONS      INCOME    CAPITAL GAINS   DISTRIBUTIONS
                                 ----------   ----------   --------------  -------------  ----------  -------------   -------------
SHORT TERM CORPORATE INCOME
  FUND
    CLASS A
   12/31/01(h)                   $  7.02       $ 0.37        $ 0.17           $  0.54       $  (0.40)    $   --        $ (0.40)
   12/31/00                         7.01         0.44          0.01(f)           0.45          (0.44)        --          (0.44)
   12/31/99                         7.30         0.41         (0.28)             0.13          (0.42)        --          (0.42)
   12/31/98                         7.39         0.38         (0.09)             0.29          (0.38)        --          (0.38)
   12/31/97                         7.37         0.47(e)      (0.02)             0.45          (0.43)        --          (0.43)

    CLASS B
   12/31/01(h)                      7.01         0.32          0.17              0.49          (0.35)        --          (0.35)
   12/31/00                         7.00         0.39          0.01(f)           0.40          (0.39)        --          (0.39)
   12/31/99                         7.29         0.36         (0.28)             0.08          (0.37)        --          (0.37)
   12/31/98                         7.38         0.33         (0.09)             0.24          (0.33)        --          (0.33)
   12/31/97                         7.36         0.41(e)      (0.02)             0.39          (0.37)        --          (0.37)

    CLASS C
   12/31/01(h)                      7.01         0.32          0.15              0.47          (0.34)        --          (0.34)
   12/31/00                         7.00         0.39          0.01(f)           0.40          (0.39)        --          (0.39)
   12/31/99                         7.29         0.36          (0.28)            0.08          (0.37)        --           0.37)
   12/31/98(g)                      7.28         0.01          0.01(f)           0.02          (0.01)        --          (0.01)

    CLASS Y
   12/31/01(i)                      7.22         0.09         (0.08)             0.01          (0.07)        --          (0.07)

BOND INCOME FUND
    CLASS A
   12/31/01(h)                   $ 11.52       $ 0.73        $ 0.10           $  0.83       $  (0.76)    $   --        $ (0.76)
   12/31/00                        11.51         0.78          0.03              0.81          (0.80)        --          (0.80)
   12/31/99                        12.36         0.81         (0.86)            (0.05)         (0.79)     (0.01)         (0.80)
   12/31/98                        12.39         0.81          0.15              0.96          (0.81)     (0.18)         (0.99)
   12/31/97                        12.05         0.83          0.45              1.28          (0.82)     (0.12)         (0.94)

    CLASS B
   12/31/01(h)                     11.51         0.64          0.10              0.74          (0.66)        --          (0.66)
   12/31/00                        11.51         0.70          0.02              0.72          (0.72)        --          (0.72)
   12/31/99                        12.36         0.72         (0.86)            (0.14)         (0.70)     (0.01)         (0.71)
   12/31/98                        12.39         0.71          0.15              0.86          (0.71)     (0.18)         (0.89)
   12/31/97                        12.04         0.74          0.46              1.20          (0.73)     (0.12)         (0.85)

    CLASS C
   12/31/01(h)                     11.52         0.65          0.09              0.74          (0.66)        --          (0.66)
   12/31/00                        11.52         0.70          0.02              0.72          (0.72)        --          (0.72)
   12/31/99                        12.37         0.72         (0.86)            (0.14)         (0.70)     (0.01)         (0.71)
   12/31/98                        12.40         0.71          0.15              0.86          (0.71)     (0.18)         (0.89)
   12/31/97                        12.06         0.74          0.45              1.19          (0.73)     (0.12)         (0.85)

                See accompanying notes to financial statements.

                                       36

                                                                         RATIOS TO AVERAGE NET ASSETS:
                                                                         -----------------------------

                             NET ASSET                   NET ASSETS,
                              VALUE,         TOTAL          END OF                    NET INVESTMENT    PORTFOLIO
                              END OF        RETURN        THE PERIOD      EXPENSES        INCOME        TURNOVER
                             THE PERIOD    (%) (a)          (000)         (%) (b)        (%) (b)        RATE (%)
                            -----------   -----------    -----------     -----------    -----------    -----------
SHORT TERM CORPORATE INC
  FUND
     CLASS A
   12/31/01(h)             $   7.16           7.8(d)    $ 58,367             0.90(c)         5.27           87
   12/31/00                    7.02           6.7(d)      58,540             0.83(c)         6.43          108
   12/31/99                    7.01           1.9(d)      72,680             0.70(c)         5.88          139
   12/31/98                    7.30           4.0(d)      92,669             0.70(c)         5.93          105
   12/31/97                    7.39           6.2(d)     196,928             0.70(c)         6.27           49

    CLASS B
   12/31/01(h)                 7.15           7.0(d)       4,657             1.65(c)         4.51           87
   12/31/00                    7.01           5.9(d)       3,553             1.58(c)         5.68          108
   12/31/99                    7.00           1.1(d)       3,796             1.45(c)         5.13          139
   12/31/98                    7.29           3.4(d)       3,761             1.45(c)         5.18          105
   12/31/97                    7.38           5.4(d)       2,961             1.45(c)         5.52           49

    CLASS C
   12/31/01(h)                 7.14           6.9(d)         620             1.65(c)         4.48           87
   12/31/00                    7.01           5.9(d)         461             1.58(c)         5.68          108
   12/31/99                    7.00           1.2(d)         489             1.45(c)         5.13          139
   12/31/98(g)                 7.29           0.3(d)         233             1.45(c)         5.18          105

    CLASS Y
   12/31/01(i)                 7.16           0.4(d)         226             0.60(c)         5.36           87

BOND INCOME FUND
    CLASS A
   12/31/01(h)             $  11.59             7.2     $173,836               1.09          6.26           84
   12/31/00                   11.52             7.4      174,969               1.04          7.03           83
   12/31/99                   11.51            (0.3)     213,769               0.97          6.87           63
   12/31/98                   12.36             8.0      221,799               1.01          6.44           65
   12/31/97                   12.39            11.0      193,513               1.05          6.73           54

    CLASS B
   12/31/01(h)                11.59             6.5      127,520               1.84          5.49           84
   12/31/00                   11.51             6.5      100,353               1.79          6.28           83
   12/31/99                   11.51            (1.1)      89,213               1.72          6.12           63
   12/31/98                   12.36             7.2       64,240               1.76          5.69           65
   12/31/97                   12.39            10.3       37,559               1.80          5.98           54

    CLASS C
   12/31/01(h)                11.60             6.5       11,470               1.84          5.52           84
   12/31/00                   11.52             6.5       12,541               1.79          6.28           83
   12/31/99                   11.52            (1.1)      14,872               1.72          6.12           63
   12/31/98                   12.37             7.2        8,969               1.76          5.69           65
   12/31/97                   12.40            10.2        5,276               1.80          5.98           54

(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in in total return calculations. Periods less than one year are not annualized.
(b)  Computed on an annualized basis for periods less than one year.
(c) The investment adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expense ratios would have been higher.
(d) Had certain expenses not been reduced during the period, total returns would have been lower.
(e) Per share net investment income does not reflect the period's reclassifcation of permanent differences between book and tax basis net investment income.
(f) The amount shown for a share outstanding does not correspond with the aggregate net gain/(loss) on investments for the period due to the timing of purchases and redemptions of Fund shares in relation to fluctuating values of the investments of the Fund.
(g)  For the period December 7, 1998 (inception) through December 31, 1998.
(h) As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 for Short Term Corporate Income Fund was to decrease net investment income per share by $.03 for Class A and $.02 for both Class B and C shares and to decrease the ratio of net investment income to average net assets from 5.57% to 5.27% for Class A, 4.82% to 4.51% for Class B and 4.78% to 4.48% for Class C. For Bond Income Fund, the effect of this change was to decrease net investment income per share by $.01 for Class A, $.02 for Class B and $.01 for Class C and to decrease the ratio of net investment income to average net assets from 6.34% to 6.26% for Class A, 5.57% to 5.49% for Class B and 5.59% to 5.52%
     for Class C. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(i)  For the period October 1, 2001 (inception) through December 31, 2001.

                                         INCOME (LOSS) FROM INVESTMENT OPERATIONS:                  LESS DISTRIBUTIONS:
                                      -----------------------------------------------   ------------------------------------------

                                  NET ASSET                                               DIVIDENDS
                                    VALUE,                  NET REALIZED                   FROM       DISTRIBUTIONS
                                  BEGINNING       NET      AND UNREALIZED   TOTAL FROM      NET         FROM NET
                                     OF       INVESTMENT   GAIN (LOSS) ON   INVESTMENT   INVESTMENT     REALIZED          TOTAL
                                 THE PERIOD     INCOME      INVESTMENTS     OPERATIONS     INCOME     CAPITAL GAINS   DISTRIBUTIONS
                                 ----------   ----------   --------------  -------------  ----------  -------------   -------------
BOND INCOME FUND
    CLASS Y
   12/31/01(e)                   $ 11.54       $  0.79       $  0.10           $ 0.89       $(0.80)      $     --      $ (0.80)
   12/31/00                        11.54          0.83          0.01             0.84        (0.84)            --        (0.84)
   12/31/99                        12.38          0.85         (0.86)           (0.01)       (0.82)         (0.01)       (0.83)
   12/31/98                        12.41          0.84          0.15             0.99        (0.84)         (0.18)       (1.02)
   12/31/97                        12.06          0.86          0.46             1.32        (0.85)         (0.12)       (0.97)

HIGH INCOME FUND
    CLASS A
   12/31/01(e)                   $  6.21       $  0.66       $ (1.25)          $(0.59)      $(0.68)      $     --      $ (0.68)
   12/31/00                         8.30          0.86         (2.11)           (1.25)       (0.84)            --        (0.84)
   12/31/99                         8.86          0.89         (0.54)            0.35        (0.91)            --        (0.91)
   12/31/98                         9.94          0.92         (1.08)           (0.16)       (0.92)            --        (0.92)
   12/31/97                         9.42          0.87          0.52             1.39        (0.87)            --        (0.87)

    CLASS B
   12/31/01(e)                      6.22          0.62         (1.26)           (0.64)       (0.63)            --        (0.63)
   12/31/00                         8.30          0.81         (2.11)           (1.30)       (0.78)            --        (0.78)
   12/31/99                         8.85          0.82         (0.53)            0.29        (0.84)            --        (0.84)
   12/31/98                         9.93          0.85         (1.08)           (0.23)       (0.85)            --        (0.85)
   12/31/97                         9.42          0.80          0.51             1.31        (0.80)            --        (0.80)

    CLASS C
   12/31/01(e)                      6.22          0.61         (1.26)           (0.65)       (0.63)            --        (0.63)
   12/31/00                         8.30          0.81         (2.11)           (1.30)       (0.78)            --        (0.78)
   12/31/99                         8.85          0.82         (0.53)            0.29        (0.84)            --        (0.84)
   12/31/98                         9.96          0.69         (1.08)           (0.39)       (0.72)            --        (0.72)

STRATEGIC INCOME FUND
    CLASS A
   12/31/01(e)                   $ 10.80       $  0.91(c)    $ (0.92)          $(0.01)      $(0.91)      $     --      $ (0.91)
   12/31/00                        11.65          0.99(c)      (0.91)            0.08        (0.93)            --        (0.93)
   12/31/99                        11.37          1.03          0.31             1.34        (1.02)         (0.04)       (1.06)
   12/31/98                        13.42          1.05         (1.30)           (0.25)       (1.05)         (0.75)       (1.80)
   12/31/97                        13.36          1.01          0.21             1.22        (1.01)         (0.15)       (1.16)

    CLASS B
   12/31/01(e)                     10.79          0.83(c)      (0.90)           (0.07)       (0.84)            --        (0.84)
   12/31/00                        11.65          0.90(c)      (0.91)           (0.01)       (0.85)            --        (0.85)
   12/31/99                        11.37          0.94          0.31             1.25        (0.93)         (0.04)       (0.97)
   12/31/98                        13.42          0.95         (1.30)           (0.35)       (0.95)         (0.75)       (1.70)
   12/31/97                        13.36          0.91          0.21             1.12        (0.91)         (0.15)       (1.06)

                 See accompanying notes to financial statements.

                                       38

                                                                                RATIOS TO AVERAGE NET ASSETS:
                                                                                -----------------------------

                                    NET ASSET                     NET ASSETS,
                                     VALUE,         TOTAL           END OF                    NET INVESTMENT   PORTFOLIO
                                    END OF         RETURN         THE PERIOD      EXPENSES       INCOME        TURNOVER
                                   THE PERIOD       (%) (a)          (000)       (%) (b)        (%) (b)        RATE (%)
                                  -----------     -----------    -----------     -----------  --------------   ---------
     CLASS Y
   12/31/01(e)                     $  11.63             7.8       $  17,351           0.67           6.68           84
   12/31/00                           11.54             7.6          14,013           0.67           7.40           83
   12/31/99                           11.54            (0.0)(d)      10,320           0.72           7.12           63
   12/31/98                           12.38             8.2           9,289           0.76           6.69           65
   12/31/97                           12.41            11.4           4,153           0.80           6.98           54

HIGH INCOME FUND
    CLASS A
   12/31/01(e)                     $   4.94           (10.7)      $  33,471           1.47          11.31           65
   12/31/00                            6.21           (16.1)         46,960           1.36          11.47           60
   12/31/99                            8.30             4.0          74,589           1.28          10.22           89
   12/31/98                            8.86            (1.8)         73,023           1.32           9.81           75
   12/31/97                            9.94            15.4          62,739           1.36           9.03           99

    CLASS B
   12/31/01(e)                         4.95           (11.3)         34,713           2.22          10.56           65
   12/31/00                            6.22           (16.6)         47,793           2.11          10.72           60
   12/31/99                            8.30             3.3          70,218           2.03           9.47           89
   12/31/98                            8.85            (2.5)         60,322           2.07           9.06           75
   12/31/97                            9.93            14.4          42,401           2.11           8.28           99

    CLASS C
   12/31/01(e)                         4.94           (11.5)          4,153           2.22          10.54           65
   12/31/00                            6.22           (16.6)          5,369           2.11          10.72           60
   12/31/99                            8.30             3.3           9,138           2.03           9.47           89
   12/31/98                            8.85            (4.1)          7,732           2.07           9.06           75

STRATEGIC INCOME FUND
    CLASS A
   12/31/01(e)                     $   9.88            (0.1)      $  94,156           1.31           8.77           10
   12/31/00                           10.80             0.7         116,986           1.24           8.73           13
   12/31/99                           11.65            12.2         124,869           1.21           9.09           19
   12/31/98                           11.37            (1.7)        127,306           1.19           8.33           33
   12/31/97                           13.42             9.3         144,706           1.18           7.36           37

    CLASS B
   12/31/01(e)                         9.88            (0.8)        102,159           2.06           8.02           10
   12/31/00                           10.79            (0.2)        120,200           1.99           7.98           13
   12/31/99                           11.65            11.3         127,723           1.96           8.34           19
   12/31/98                           11.37            (2.5)        134,049           1.94           7.58           33
   12/31/97                           13.42             8.5         146,083           1.93           6.61           37

(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in in total return calculations. Periods less than one year are not annualized.
(b)  Computed on an annualized basis for periods less than one year.
(c) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(d)  Amount is less than one tenth of one percent.
(e) As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 for Bond Income Fund was to decrease the ratio of net investment income to average net assets from 6.75% to 6.68% for Class Y. For High Income Fund, the effect of this change was to decrease net investment income per share by $.01 for Class A, Class B and Class C and to decrease the ratio of net investment income to average net assets from 11.39% to 11.31% for Class A, 10.64% to 10.56% for Class B and 10.63% to 10.54% for Class C. For Strategic Income Fund, there was no effect on net investment income per share, however, the effect of this change was to decrease the ratio of net investment income to average net assets from 8.78% to 8.77% for Class A and 8.03% to 8.02% for Class B. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                              INCOME (LOSS) FROM INVESTMENT OPERATIONS:             LESS DISTRIBUTIONS:
                                              -----------------------------------------    ------------------------------------

                                   NET ASSET
                                    VALUE,                   NET REALIZED                  DIVIDENDS    DISTRIBUTIONS
                                   BEGINNING     NET        AND UNREALIZED  TOTAL FROM     FROM NET       FROM NET
                                      OF      INVESTMENT    GAIN (LOSS)ON   INVESTMENT     INVESTMENT     REALIZED         TOTAL
                                   THE PERIOD   INCOME      INVESTMENTS     OPERATIONS      INCOME      CAPITAL GAINS  DISTRIBUTIONS
                                   ---------- -----------  ---------------  ----------    -----------   -------------  -------------
STRATEGIC INCOME FUND
   CLASS C
   12/31/01(e)                    $ 10.78      $ 0.83(c)     $(0.91)          $ (0.08)      $  (0.83)    $   --        $ (0.83)
   12/31/00                         11.64        0.90(c)      (0.91)            (0.01)         (0.85)        --          (0.85)
   12/31/99                         11.36        0.94          0.31              1.25          (0.93)     (0.04)         (0.97)
   12/31/98                         13.41        0.95         (1.30)            (0.35)         (0.95)     (0.75)         (1.70)
   12/31/97                         13.35        0.91          0.21              1.12          (0.91)     (0.15)         (1.06)

   CLASS Y
   12/31/01(e)                      10.81        0.94(c)      (0.92)             0.02          (0.93)        --          (0.93)
   12/31/00                         11.65        0.96(c)      (0.84)             0.12          (0.96)        --          (0.96)
   12/31/99(d)                      11.45        0.86         (0.56)             0.30          (0.10)        --          (0.10)

LIMITED TERM U.S. GOVERNMENT FUND
    CLASS A
   12/31/01(e)                    $ 11.16      $ 0.51        $ 0.25           $  0.76       $  (0.56)    $   --        $ (0.56)
   12/31/00                         10.97        0.69          0.20              0.89          (0.70)        --          (0.70)
   12/31/99                         11.70        0.66         (0.74)            (0.08)         (0.65)        --          (0.65)
   12/31/98                         11.64        0.67          0.06              0.73          (0.67)        --          (0.67)
   12/31/97                         11.55        0.72          0.09              0.81          (0.72)        --          (0.72)

     CLASS B
   12/31/01(e)                      11.14        0.44          0.24              0.68          (0.48)        --          (0.48)
   12/31/00                         10.95        0.62          0.20              0.82          (0.63)        --          (0.63)
   12/31/99                         11.69        0.59         (0.75)            (0.16)         (0.58)        --          (0.58)
   12/31/98                         11.62        0.60          0.07              0.67          (0.60)        --          (0.60)
   12/31/97                         11.54        0.65          0.08              0.73          (0.65)        --          (0.65)

    CLASS C
   12/31/01(e)                      11.15        0.44          0.24              0.68          (0.48)        --          (0.48)
   12/31/00                         10.96        0.62          0.20              0.82          (0.63)        --          (0.63)
   12/31/99                         11.70        0.59         (0.75)            (0.16)         (0.58)        --          (0.58)
   12/31/98                         11.63        0.60          0.07              0.67          (0.60)        --          (0.60)
   12/31/97                         11.54        0.65          0.09              0.74          (0.65)        --          (0.65)

    CLASS Y
   12/31/01(e)                      11.20        0.56          0.26              0.82          (0.61)        --          (0.61)
   12/31/00                         11.00        0.75          0.19              0.94          (0.74)        --          (0.74)
   12/31/99                         11.73        0.70         (0.74)            (0.04)         (0.69)        --          (0.69)
   12/31/98                         11.66        0.72          0.06              0.78          (0.71)        --          (0.71)
   12/31/97                         11.58        0.76          0.08              0.84          (0.76)        --          (0.76)

                 See accompanying notes to financial statements.

                                       40

                                                                                 RATIOS TO AVERAGE NET ASSETS:
                                                                                 -----------------------------

                                     NET ASSET                   NET ASSETS,
                                      VALUE,        TOTAL         END OF                       NET INVESTMENT     PORTFOLIO
                                      END OF       RETURN        THE PERIOD        EXPENSES        INCOME         TURNOVER
                                     THE PERIOD    (%) (a)          (000)          (%) (b)        (%) (b)         RATE (%)
                                     -----------  -----------    -----------      -----------    -----------     -----------
    CLASS C
   12/31/01(e)                     $   9.87            (0.8)      $  28,925             2.06           8.02            10
   12/31/00                           10.78            (0.2)         37,208             1.99           7.98            13
   12/31/99                           11.64            11.3          40,265             1.96           8.34            19
   12/31/98                           11.36            (2.5)         45,457             1.94           7.58            33
   12/31/97                           13.41             8.5          56,515             1.93           6.61            37

    CLASS Y
   12/31/01(e)                         9.90             0.3             445             0.93           9.10            10
   12/31/00                           10.81             1.0             335             0.90           9.07            13
   12/31/99(d)                        11.65             2.7(c)          0.2             0.96           9.34            19

LIMITED TERM U.S. GOVERNMENT FUND
    CLASS A
   12/31/01(e)                     $  11.36             6.9       $ 109,189             1.42           4.52           275
   12/31/00                           11.16             8.3         118,833             1.40           6.18           384
   12/31/99                           10.97            (0.7)        149,756             1.33           5.91           400
   12/31/98                           11.70             6.5         194,032             1.31           5.81         1,376
   12/31/97                           11.64             7.3         222,185             1.28           6.40           533

    CLASS B
   12/31/01(e)                        11.34             6.2          14,317             2.07           3.85           275
   12/31/00                           11.14             7.7          11,884             2.05           5.53           384
   12/31/99                           10.95            (1.4)         14,601             1.98           5.26           400
   12/31/98                           11.69             5.9          18,116             1.96           5.16         1,376
   12/31/97                           11.62             6.5          16,060             1.93           5.75           533

    CLASS C
   12/31/01(e)                        11.35             6.2           5,851             2.07           3.89           275
   12/31/00                           11.15             7.7           6,617             2.05           5.53           384
   12/31/99                           10.96            (1.4)          9,054             1.98           5.26           400
   12/31/98                           11.70             5.9          13,962             1.96           5.16         1,376
   12/31/97                           11.63             6.6          15,699             1.93           5.75           533

    CLASS Y
   12/31/01(e)                        11.41             7.4           3,441             0.95           4.98           275
   12/31/00                           11.20             8.8           3,254             0.95           6.63           384
   12/31/99                           11.00            (0.3)          7,086             0.98           6.26           400
   12/31/98                           11.73             6.9           8,345             0.96           6.16         1,351
   12/31/97                           11.66             7.5           5,262             0.93           6.75           533

(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in in total return calculations. Periods less than one year are not annualized.
(b)  Computed on an annualized basis for periods less than one year.
(c) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(d)  For the period December 1, 1999 (inception) through December 31, 1999.
(e) As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 for Strategic Income Fund was to decrease the ratio of net investment income to average net assets from 8.04% to 8.02% for Class C. For Limited Term U.S. Government Fund, the effect of this change was to decrease net investment per share by $.04 for Class A, Class B, Class C and Class Y and to decrease the ratio of net investment income to average net assets from 4.88% to 4.52% for Class A, 4.22% to 3.85% for Class B, 4.25% to 5.89% for Class C and 5.34% to 4.98%
     for Class Y. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.


                                             INCOME (LOSS) FROM INVESTMENT OPERATIONS:                LESS DISTRIBUTIONS:
                                             -----------------------------------------  -------------------------------------------

                                NET ASSET
                                VALUE,                    NET REALIZED                   DIVIDENDS     DISTRIBUTIONS
                               BEGINNING        NET      AND UNREALIZED   TOTAL FROM        FROM          FROM NET
                                  OF          INVESTMENT  GAIN (LOSS) ON  INVESTMENT    NET INVESTMENT    REALIZED        TOTAL
                               THE PERIOD      INCOME      INVESTMENTS     OPERATIONS      INCOME      CAPITAL GAINS  DISTRIBUTIONS
                               ----------     ---------- ---------------- -----------  -------------  --------------  -------------
GOVERNMENT SECURITIES FUND
    CLASS A
   12/31/01 (c)                $ 11.18         $ 0.50        $ 0.05           $  0.55       $  (0.55)    $   --        $ (0.55)
   12/31/00                      10.47           0.62          0.69              1.31          (0.60)        --          (0.60)
   12/31/99                      11.90           0.67         (1.42)            (0.75)         (0.68)        --          (0.68)
   12/31/98                      11.56           0.68          0.33              1.01          (0.67)        --          (0.67)
   12/31/97                      11.08           0.62          0.48              1.10          (0.62)        --          (0.62)

   CLASS B
   12/31/01 (c)                  11.18           0.42          0.03              0.45          (0.46)        --          (0.46)
   12/31/00                      10.47           0.54          0.69              1.23          (0.52)        --          (0.52)
   12/31/99                      11.90           0.59         (1.42)            (0.83)         (0.60)        --          (0.60)
   12/31/98                      11.56           0.58          0.34              0.92          (0.58)        --          (0.58)
   12/31/97                      11.08           0.54          0.48              1.02          (0.54)        --          (0.54)

    CLASS Y
   12/31/01 (c)                  11.17           0.55          0.04              0.59          (0.59)        --          (0.59)
   12/31/00                      10.44           0.65          0.71              1.36          (0.63)        --          (0.63)
   12/31/99                      11.88           0.70         (1.43)            (0.73)         (0.71)        --          (0.71)
   12/31/98                      11.54           0.72          0.32              1.04          (0.70)        --          (0.70)
   12/31/97                      11.07           0.65          0.47              1.12          (0.65)        --          (0.65)

                 See accompanying notes to financial statements.

                                       42

                                                                                      RATIOS TO AVERAGE NET ASSETS:
                                                                                      -----------------------------

                                   NET ASSET                     NET ASSETS,
                                     VALUE,         TOTAL           END OF                          NET INVESTMENT     PORTFOLIO
                                    END OF         RETURN        THE PERIOD            EXPENSES        INCOME          TURNOVER
                                   THE PERIOD       (%) (a)          (000)               (%) (b)        (%) (b)        RATE (%)
                                  -----------     -----------    -----------           -----------    -----------     ----------
GOVERNMENT SECURITIES FUND
    CLASS A
   12/31/01 (c)                    $  11.18          4.9          $  70,551                1.39            4.46           317
   12/31/00                           11.18         12.9             70,909                1.41            5.69           622
   12/31/99                           10.47         (6.4)            84,904                1.36            6.00           313
   12/31/98                           11.90          9.0            103,032                1.38            5.80           106
   12/31/97                           11.56         10.3            103,583                1.36            5.63           391

   CLASS B
   12/31/01 (c)                       11.17          4.1             13,249                2.14            3.71           317
   12/31/00                           11.18         12.1             10,343                2.16            4.94           622
   12/31/99                           10.47         (7.1)             9,430                2.11            5.25           313
   12/31/98                           11.90          8.2              9,657                2.13            5.05           106
   12/31/97                           11.56          9.5              5,654                2.11            4.88           391

    CLASS Y
   12/31/01 (c)                       11.17          5.3              4,821                1.00            4.85           317
   12/31/00                           11.17         13.5              4,593                1.01            6.09           622
   12/31/99                           10.44         (6.3)             2,754                1.11            6.25           313
   12/31/98                           11.88          9.3              3,404                1.13            6.05           106
   12/31/97                           11.54         10.5              6,658                1.11            5.88           391

(a) A sales charge for Class A shares and a contingent deferred sales charge for Class B shares are not reflected in in total return calculations. Periods less than one year are not annualized.
(b)  Computed on an annualized basis for periods less than one year.
(c) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.05 for Class A and $.04 for both Class B and Class Y and to decrease the ratio of net investment income to average net assets from 4.85% to 4.46% for Class A, 4.10% to 3.71% for Class B and 5.24% to 4.85%
     for Class Y. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                          NOTES TO FINANCIAL STATEMENTS

                          NOTES TO FINANCIAL STATEMENTS

For the Year Ended December 31, 2001

1. ORGANIZATION. CDC Nvest Funds Trust I, formerly Nvest Funds Trust I, and CDC Nvest Funds Trust II, formerly Nvest Funds Trust II, (the "Trusts" and each a "Trust") are organized as Massachusetts business trusts. Each Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Each Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (individually, a "Fund" and, collectively, the "Funds"). Information presented in these financial statements pertains to the income funds of the Trusts, the financial statements of the other Funds of the Trusts are presented in separate reports. The following table provides a list of the Funds included in this report.

CDC NVEST FUNDS TRUST I:
   CDC Nvest Bond Income Fund (the "Bond Income Fund"), formerly Nvest Bond Income Fund
   CDC Nvest Strategic Income Fund (the "Strategic Income Fund"), formerly Nvest Strategic Income Fund
   CDC Nvest Government Securities Fund (the "Government Securities Fund"), formerly Nvest Government Securities Fund

CDC NVEST FUNDS TRUST II:
   CDC Nvest Short Term Corporate Income Fund (the "Short Term Corporate Income Fund"), formerly Nvest Short Term Corporate Income Fund
   CDC Nvest High Income Fund (the "High Income Fund"), formerly Nvest High Income Fund
   CDC Nvest Limited Term U.S. Government Fund (the Limited Term U.S. Government Fund"), formerly Nvest Limited Term U.S. Government Fund

High Income Fund offers Class A, Class B, and Class C shares. Bond Income Fund, Strategic Income Fund, Short Term Corporate Income Fund and Limited Term U.S. Government Fund each offer Class A, Class B, Class C and Class Y shares. Government Securities Fund offers Class A, Class B and Class Y shares. Class A shares of all Funds except Short Term Corporate Income Fund and Limited Term U.S. Government Fund are sold with a maximum front end sales charge of 4.50%. Class A shares of Short Term Corporate Income and Limited Term U.S. Government Fund are sold with a maximum front end sales charge of 3.00%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge ("CDSC") if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Class C shares are sold with a maximum front end sales charge of 1.00%, do not convert to any other class of shares and pay a higher ongoing distribution fee than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year. Class Y shares do not pay a front end sales charge, a CDSC or distribution fees. They are intended for institutional investors with a minimum initial investment of $1,000,000.

Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund, if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Certain reclassifications were made to prior year amounts to conform with current year presentation.

a. SECURITY VALUATION. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished to the Fund by a pricing service, which has been authorized by the Trustees. The pricing service determines valuations for normal, institutional size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. Equity securities are valued on the basis of valuations furnished to the Fund by a pricing service, which has been authorized by the Board of Trustees. The pricing service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. All other securities and assets are valued at their fair value as determined in good faith by the Fund's investment adviser and subadviser, under the supervision of the Fund's Trustees.

Certain securities held by Strategic Income Fund were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold. At December 31, 2001, the total value of securities for which prices were provided by principal market makers represented approximately 6.6% of net assets.

b. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

c. FOREIGN CURRENCY TRANSLATION. The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities at the end of the fiscal periods, resulting from changes in exchange rates.

d. OPTIONS. The Limited Term U.S. Government Fund and Government Securities Fund may use options to hedge against changes in the values of securities each Fund owns or expects to purchase. Writing puts and buying calls tends to increase a Fund's exposure to the underlying instrument and writing calls or buying puts tends to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments.

For options purchased to hedge a Fund's investments, the potential risk to the Fund is that the change in the value of option contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Fund, the maximum loss is not limited to the premium initially received for the option.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over the counter are valued using prices supplied by the dealers.

e. INTEREST RATE FUTURES CONTRACTS. The Limited Term U.S. Government Fund and Government Securities Fund may purchase or sell interest rate futures contracts to hedge against changes in the values of securities each Fund owns or expects to purchase. An interest rate futures contract is an agreement between two parties to buy and sell a security for a set price (or to deliver an amount of cash) on a future date. Upon entering into such a contract, the purchasing Fund is required to pledge to the broker an amount of cash, U.S. government securities or other high quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract.

Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The potential risk to the Fund is that the change in value of futures contracts primarily corresponds with the value of underlying instruments which may not correspond to the change in the value of the hedged instruments. In addition, there is a risk that the Fund may not be able to close out its futures positions due to an illiquid secondary market.

f. FEDERAL AND FOREIGN INCOME TAXES. The Trusts treat each Fund as a separate entity for Federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made. A Fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities, such taxes are accrued as applicable.

g. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily to shareholders of record and are paid monthly. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for book and tax purposes of items such as distributions from real estate investment trusts, capital loss carryforwards, paydowns on mortgage-backed securities and foreign currency transactions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

h. REPURCHASE AGREEMENTS. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price, including interest. Each Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

3. PURCHASES AND SALES OF SECURITIES. For the year ended December 31, 2001, purchases and sales of securities (excluding short-term investments) were as follows:

                                      U.S. GOVERNMENT/AGENCY           OTHER SECURITIES
                                      ----------------------           ----------------
   FUND                              PURCHASES       SALES         PURCHASES      SALES
   ----                              ---------       -----         ---------      -----
Short Term Corporate Income Fund    $  7,877,383   $ 14,209,971   $ 43,921,160   $ 39,710,484
Bond Income Fund                      79,927,268     68,482,181    188,384,213    191,665,140
High Income Fund                              --             --     56,986,588     70,240,324
Strategic Income Fund                         --             --     25,590,333     50,538,299
Limited Term U.S. Government Fund    346,930,670    348,514,277     24,195,174     36,689,567
Government Securities Fund           272,888,171    270,904,798         51,000          6,000

4a. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers") is the investment adviser to each of the Funds. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund's average daily net assets:

                                                  PERCENTAGE OF AVERAGE DAILY NET ASSETS
                                         ---------------------------------------------------------
                                              FIRST         NEXT           NEXT          OVER
   FUND                                  $100 MILLION   $100 MILLION   $300 MILLION   $500 MILLION
   ----                                  ------------   ------------   ------------   ------------
Short Term Corporate Income Fund             0.550%        0.550%          0.510%         0.470%
Bond Income Fund                             0.500%        0.375%          0.375%         0.375%
High Income Fund                             0.700%        0.700%          0.650%         0.650%
Strategic Income Fund                        0.650%        0.650%          0.600%         0.600%
Limited Term U.S. Government Fund            0.570%        0.570%          0.545%         0.520%
Government Securities Fund                   0.550%        0.550%          0.525%         0.500%

Prior to October 1, 2001 the annual management fee rates were as follows:

                                            PERCENTAGE OF AVERAGE DAILY NET ASSETS
                                    ---------------------------------------------------------
                                        FIRST          NEXT           NEXT           OVER
   FUND                             $100 MILLION   $100 MILLION   $300 MILLION   $500 MILLION
   ----                             ------------   ------------   ------------   ------------
Limited Term U.S. Government Fund       0.650%         0.650%         0.625%         0.600%
Government Securities Fund              0.650%         0.650%         0.625%         0.600%

For the year ended December 31, 2001, the management fees and waivers for each Fund were as follows:

                                         GROSS       WAIVER OF       NET     PERCENTAGE OF AVERAGE
                                       MANAGEMENT    MANAGEMENT   MANAGEMENT    DAILY NET ASSETS
   FUND                                   FEE           FEE          FEE          GROSS     NET
   ----                                ----------   -----------  ----------- -----------  --------
Short Term Corporate Income Fund       $  339,260   $  303,817   $   35,443       0.550%   0.057%
Bond Income Fund                        1,323,375           --    1,323,375       0.414%   0.414%
High Income Fund                          639,246           --      639,246       0.700%   0.700%
Strategic Income Fund                   1,621,731           --    1,621,731       0.639%   0.639%
Limited Term U.S. Government Fund         872,975           --      872,975       0.630%   0.630%
Government Securities Fund                553,031           --      553,031       0.628%   0.628%

b. ACCOUNTING AND ADMINISTRATIVE EXPENSE. CDC IXIS Asset Management Services, Inc. ("CIS"), a wholly owned subsidiary of CDC IXIS Asset Management North America, L.P., performs certain accounting and administrative services for the Funds. Pursuant to an agreement among the Trusts, CDC Nvest Funds Trust III, CDC Nvest Cash Management Trust, CDC Nvest Tax Exempt Money Market Trust, CDC Nvest Companies Trust I and CIS each Fund pays CIS its pro rata portion of a group fee for these services representing the higher amount based on the following calculations:

          (1)  PERCENTAGE OF ELIGIBLE AVERAGE DAILY NET ASSETS

                          FIRST          NEXT            OVER
                        $5 BILLION     $5 BILLION     $10 BILLION
                        0.0350%        0.0325%        0.0300%

          or
          (2) Each Trust's pro rata portion, based on eligible assets, of the annual aggregate minimum fee of $2.5 million.

For the year ended December 31, 2001, amounts paid to CIS for accounting and administrative expense were as follows:

                                     ACCOUNTING
                                        AND          PERCENTAGE OF AVERAGE
   FUND                           ADMINISTRATIVE        DAILY NET ASSETS
   ----                           --------------        ----------------
Short Term Corporate Income Fund    $ 28,944                0.047%
Bond Income Fund                     150,335                0.047%
High Income Fund                      42,424                0.047%
Strategic Income Fund                118,473                0.047%
Limited Term U.S. Government Fund     64,921                0.047%
Government Securities Fund            41,391                0.047%

c. TRANSFER AGENT FEES. CIS is the transfer and shareholder servicing agent for each Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. Each Fund pays CIS service fees for servicing shareholder accounts. Class A, B and C shareholders pay service fees monthly representing the higher amount based on the following calculations:

          (1) Annual aggregate fee determined by applying an annual fee rate (see schedule below) to the eligible average daily net assets. Eligible assets are the average daily net assets of all non-networked accounts in bond funds offered within the CDC Nvest Family of Funds for which there are exchange privileges among the Funds.

                           FIRST           NEXT              OVER
                       $1.2 BILLION    NEXT $5 BILLION    $6.2 BILLION
                       ------------    ---------------    ------------
                           0.142%           0.135%           0.130%

               Each Class of shares is subject to an annual class minimum of $18,000.

               or

          (2) An allocated portion, based on eligible assets, of an annual aggregate minimum fee of $2.5 million.

In addition, pursuant to other servicing agreements, Class A, B and C shareholders pay service fees to other firms that provide similar services for their own shareholder accounts.

Class Y shareholders pay service fees monthly at an annual rate of 0.10% of their average daily net assets.

CIS, BFDS and other firms are also reimbursed by the Funds for out-of-pocket expenses. For the year ended December 31, 2001, amounts paid to CIS as compensation for its services as transfer agent were as follows:

                                          TRANSFER AGENT
   FUND                                         FEE
   ----                                   --------------
Short Term Corporate Income Fund          $      123,541
Bond Income Fund                                 437,783
High Income Fund                                 143,121
Strategic Income Fund                            377,693
Limited Term U.S. Government Fund                217,567
Government Securities Fund                       133,200

d. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to each Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays CDC IXIS Asset Management Distributors, L.P. ("CDC IXIS Distributors"), the Fund's distributor (a wholly owned subsidiary of CDC IXIS Asset Management North America, L.P.), a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses incurred by CDC IXIS Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. Also under the Class A Plan, Limited Term U.S. Government Fund pays CDC IXIS Distributors a monthly distribution fee at the annual rate of 0.10% of the average daily net assets attributable to the Fund's Class A shares as reimbursement for expenses incurred by CDC IXIS Distributors in connection with the marketing or sale the Fund's Class A shares.

Under the Class B and Class C Plans, each Fund pays CDC IXIS Distributors a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by CDC IXIS Distributors in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B and Class C Plans, each Fund pays CDC IXIS Distributors a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by CDC IXIS Distributors in connection with the marketing or sale of Class B and Class C shares.

For the year ended December 31, 2001, the Funds paid the following service and distribution fees:

                                              SERVICE FEE                     DISTRIBUTION FEE
                                    ------------------------------   ----------------------------------
                                     CLASS A    CLASS B    CLASS C    CLASS A      CLASS B      CLASS C
                                     -------    -------    -------    -------      -------      -------
Short Term Corporate Income Fund    $143,132   $  9,782   $  1,245   $      --    $  29,344    $   3,735
Bond Income Fund                     440,761    288,177     30,729          --      864,530       92,185
High Income Fund                     106,262    109,955     12,085          --      329,864       36,254
Strategic Income Fund                266,260    281,490     85,309          --      844,471      255,926
Limited Term U.S. Government Fund    288,644     31,814     17,742     115,458       95,441       53,227
Government Securities Fund           178,196     29,978         --          --       89,933           --

Prior to September 13, 1993 for Short Term Corporate Income Fund and Bond Income Fund and September 24, 1993 for Limited Term U.S. Government Fund and Government Securities Fund, to the extent that reimburseable expenses of CDC IXIS Distributors in prior years exceeded the maximum amount payable under the Plan for that year, such expenses could be carried forward for reimbursement in future years in which the Class A Plan remains in effect. Unreimbursed expenses carried forward at December 31, 2001 were as follows:

   FUND
   ----
Short Term Corporate Income Fund    $1,929,283
Bond Income Fund                     1,919,349
Limited Term U.S. Government Fund    2,272,723
Government Securities Fund           1,583,658

Commissions (including contingent deferred sales charges) on Fund shares paid to CDC IXIS Distributors by investors in shares of the Funds during the year ended December 31, 2001 were as follows:

   FUND
   ----
Short Term Corporate Income Fund    $ 68,345
Bond Income Fund                     586,059
High Income Fund                     230,170
Strategic Income Fund                443,313
Limited Term U.S. Government Fund    108,680
Government Securities Fund           161,890

During 2001, Short Term Corporate Income Fund was named as a party to an action brought by a former shareholder of the Fund. Management of the Fund in conjunction with the Fund's distributor, CDC IXIS Distributors, has concluded that the Fund is not the proper party in light of the claims made. Accordingly, CDC IXIS Distributors has borne all expenses related to the suit and has agreed to bear any and all future costs that may arise from this action.

e. TRUSTEES FEES AND EXPENSES. The Funds do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of CDC IXIS Advisers, CDC IXIS Distributors, CDC IXIS Asset Management North America, L.P., CIS or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $6,000 while each committee chairman receives a retainer fee (beyond the $6,000 fee) at the annual rate of $4,000. These fees are allocated to the various CDC Nvest Funds based on a formula that takes into account, among other factors, the relative net assets of each Fund.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in the Funds or certain other CDC Nvest Funds on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

5. CAPITAL SHARES. Each Fund may issue an unlimited number of shares of beneficial interest. Transactions in capital shares were as follows:

                                                                             SHORT TERM CORPORATE INCOME FUND
                                                                             --------------------------------

                                                                      YEAR ENDED                        YEAR ENDED
                                                                  DECEMBER 31, 2001 (a)             DECEMBER 31, 2000
                                                              ---------------------------       ---------------------------
                                                                SHARES         AMOUNT             SHARES         AMOUNT
                                                              ----------    -------------       ----------    -------------
CLASS A
   Shares sold                                                 1,053,451    $   7,544,528          749,039    $   5,234,440
   Shares issued in connection with the reinvestment of:
     Dividends from net investment income                        295,720        2,106,444          397,101        2,765,364
                                                              ----------    -------------       ----------    -------------
                                                               1,349,171        9,650,972        1,146,140        7,999,804
   Shares repurchased                                         (1,533,306)     (10,903,583)      (3,181,705)     (22,139,392)
                                                              ----------    -------------       ----------    -------------
   Net increase (decrease)                                      (184,135)   $  (1,252,611)      (2,035,565)   $ (14,139,588)
                                                              ----------    -------------       ----------    -------------
CLASS B
   Shares sold                                                   256,722    $   1,835,868          190,107    $   1,320,535
   Shares issued in connection with the reinvestment of:
     Dividends from net investment income                         22,658          161,214           24,494          170,389
                                                              ----------    -------------       ----------    -------------
                                                                 279,380        1,997,082          214,601        1,490,924
   Shares repurchased                                           (134,863)        (962,104)        (250,248)      (1,738,688)
                                                              ----------    -------------       ----------    -------------
   Net increase (decrease)                                       144,517    $   1,034,978          (35,647)   $    (247,764)
                                                              ----------    -------------       ----------    -------------
CLASS C
   Shares sold                                                    73,455    $     522,600           17,569    $     121,940
   Shares issued in connection with the reinvestment of:
     Dividends from net investment income                          2,872           20,383            3,664           25,483
                                                              ----------    -------------       ----------    -------------
                                                                  76,327          542,983           21,233          147,423
   Shares repurchased                                            (55,323)        (395,146)         (25,262)        (176,256)
                                                              ----------    -------------       ----------    -------------
   Net increase (decrease)                                        21,004    $     147,837           (4,029)   $     (28,833)
                                                              ----------    -------------       ----------    -------------
CLASS Y
   Shares sold                                                    34,212    $     244,904               --    $          --
   Shares issued in connection with the reinvestment of:
     Dividends from net investment income                            153            1,096               --               --
                                                              ----------    -------------       ----------    -------------
                                                                  34,365          246,000               --               --
   Shares repurchased                                             (2,806)         (20,395)              --               --
                                                              ----------    -------------       ----------    -------------
   Net increase (decrease)                                        31,559    $     225,605               --    $          --
                                                              ----------    -------------       ----------    -------------
   Increase (decrease) derived from
     capital shares transactions                                  12,945    $     155,809       (2,075,241)   $ (14,416,185)
                                                              ==========    =============       ==========    =============

                                       50

                                                                                         BOND INCOME FUND
                                                                                         ----------------

                                                                            YEAR ENDED                        YEAR ENDED
                                                                        DECEMBER 31, 2001                 DECEMBER 31, 2000
                                                                    ---------------------------    ------------------------------
                                                                      SHARES          AMOUNT           SHARES           AMOUNT
                                                                    ----------    -------------    -------------    -------------
CLASS A
   Shares sold                                                       3,447,705    $  40,347,344        5,539,363    $  62,399,490
   Shares issued in connection with the reinvestment of:
     Dividends from net investment income                              793,770        9,313,490          926,682       10,556,925
                                                                    ----------    -------------    -------------    -------------
                                                                     4,241,475       49,660,834        6,466,045       72,956,415
   Shares repurchased                                               (4,440,794)     (51,917,547)      (9,837,004)    (112,051,525)
                                                                    ----------    -------------    -------------    -------------
   Net increase (decrease)                                            (199,319)   $  (2,256,713)      (3,370,959)   $ (39,095,110)
                                                                    ----------    -------------    -------------    -------------
CLASS B
   Shares sold                                                       3,873,088    $  45,336,465        2,643,742    $  30,750,636
   Shares issued in connection with the reinvestment of:
     Dividends from net investment income                              390,437        4,579,223          385,949        4,394,805
                                                                    ----------    -------------    -------------    -------------
                                                                     4,263,525       49,915,688        3,029,691       35,145,441
   Shares repurchased                                               (1,978,772)     (23,154,898)      (2,062,798)     (23,510,872)
                                                                    ----------    -------------    -------------    -------------
   Net increase (decrease)                                           2,284,753    $  26,760,790          966,893    $  11,634,569
                                                                    ----------    -------------    -------------    -------------
CLASS C
   Shares sold                                                         196,137    $   2,299,999          290,185    $   3,311,389
   Shares issued in connection with the reinvestment of:
     Dividends from net investment income                               38,608          453,189           49,574          564,991
                                                                    ----------    -------------    -------------    -------------
                                                                       234,745        2,753,188          339,759        3,876,380
   Shares repurchased                                                 (334,314)      (3,927,346)        (542,083)      (6,187,351)
                                                                    ----------    -------------    -------------    -------------
   Net increase (decrease)                                             (99,569)   $  (1,174,158)        (202,324)   $  (2,310,971)
                                                                    ----------    -------------    -------------    -------------
CLASS Y
   Shares sold                                                         567,048    $   6,671,918          556,735    $   6,338,929
   Shares issued in connection with the reinvestment of:
     Dividends from net investment income                               73,368          863,333           51,551          588,651
                                                                    ----------    -------------    -------------    -------------
                                                                       640,416        7,535,251          608,286        6,927,580
   Shares repurchased                                                 (362,635)      (4,256,817)        (289,046)      (3,313,656)
                                                                    ----------    -------------    -------------    -------------
   Net increase (decrease)                                             277,781    $   3,278,434          319,240    $   3,613,924
                                                                    ----------    -------------    -------------    -------------
   Increase (decrease) derived from
     capital shares transactions                                     2,263,646    $  26,608,353       (2,287,150)   $ (26,157,588)
                                                                    ==========    =============    =============    =============

                                                                                            HIGH INCOME FUND
                                                                                            ----------------

                                                                              YEAR ENDED                       YEAR ENDED
                                                                          DECEMBER 31, 2001                DECEMBER 31, 2000
                                                                     ----------------------------      ---------------------------
                                                                         SHARES         AMOUNT           SHARES         AMOUNT
                                                                     -----------    -------------      ----------    -------------
CLASS A
   Shares sold                                                         1,247,804    $   7,562,671       1,717,005    $  13,101,290
   Shares issued in connection with the reinvestment of:
     Dividends from net investment income                                523,610        3,018,437         578,375        4,247,799
                                                                     -----------    -------------      ----------    -------------
                                                                       1,771,414       10,581,108       2,295,380       17,349,089
   Shares repurchased                                                 (2,557,348)     (14,947,178)     (3,723,936)     (28,123,632)
                                                                     -----------    -------------      ----------    -------------
   Net increase (decrease)                                              (785,934)   $  (4,366,070)     (1,428,556)   $ (10,774,543)
                                                                     -----------    -------------      ----------    -------------
CLASS B
   Shares sold                                                         1,452,751    $   8,597,030       1,757,076    $  13,136,120
   Shares issued in connection with the reinvestment of:
     Dividends from net investment income                                317,495        1,829,605         329,652        2,418,231
                                                                     -----------    -------------      ----------    -------------
                                                                       1,770,246       10,426,635       2,086,728       15,554,351
   Shares repurchased                                                 (2,439,710)     (14,006,958)     (2,855,061)     (21,157,055)
                                                                     -----------    -------------      ----------    -------------
   Net increase (decrease)                                              (669,464)   $  (3,580,323)        768,333    $  (5,602,704)
                                                                     -----------    -------------      ----------    -------------
CLASS C
   Shares sold                                                           360,599    $   2,104,845         231,080    $   1,717,419
   Shares issued in connection with the reinvestment of:
     Dividends from net investment income                                 43,294          252,141          63,645          468,916
                                                                     -----------    -------------      ----------    -------------
                                                                         403,893        2,356,986         294,725        2,186,335
   Shares repurchased                                                   (427,671)      (2,548,968)       (531,837)      (3,958,772)
                                                                     -----------    -------------      ----------    -------------
   Net increase (decrease)                                               (23,778)   $    (191,982)       (237,112)   $  (1,772,437)
                                                                     -----------    -------------      ----------    -------------
CLASS Y
   Shares sold                                                                --    $          --              --    $          --
   Shares issued in connection with the reinvestment of:
     Dividends from net investment income                                     --               --              --               --
                                                                     -----------    -------------      ----------    -------------
                                                                              --               --              --               --
   Shares repurchased                                                         --               --              --               --
                                                                     -----------    -------------      ----------    -------------
   Net increase (decrease)                                                    --    $          --              --    $          --
                                                                     -----------    -------------      ----------    -------------
   Increase (decrease) derived from
     capital shares transactions                                      (1,479,176)   $  (8,138,375)     (2,434,001)   $ (18,149,684)
                                                                     ===========    =============      ==========    =============

(a) For the period October 1, 2001 (commencement of operations) through December 31, 2001 for Class Y shares.

                                                                              STRATEGIC INCOME FUND
                                                                              ---------------------

                                                                     YEAR ENDED                      YEAR ENDED
                                                                 DECEMBER 31, 2001               DECEMBER 31, 2000
                                                             --------------------------      --------------------------
                                                               SHARES          AMOUNT          SHARES         AMOUNT
                                                             ----------    ------------      ----------    ------------
CLASS A
   Shares sold                                                  942,976    $  9,851,828       2,213,180    $ 25,281,376
   Shares issued in connection with the reinvestment of:
     Dividends from net investment income                       710,648       7,330,700         701,656       7,899,022
                                                             ----------    ------------      ----------    ------------
                                                              1,653,624      17,182,528       2,914,836      33,180,398
   Shares repurchased                                        (2,958,307)    (30,455,609)     (2,796,975)    (31,690,868)
                                                             ----------    ------------      ----------    ------------
   Net increase (decrease)                                   (1,304,683)   $(13,273,081)        117,861    $  1,489,530
                                                             ----------    ------------      ----------    ------------
CLASS B
   Shares sold                                                1,049,379    $ 10,945,846       2,029,777    $ 23,008,589
   Shares issued in connection with the reinvestment of:
     Dividends from net investment income                       592,151       6,108,437         550,085       6,189,182
                                                             ----------    ------------      ----------    ------------
                                                              1,641,530      17,054,283       2,579,862      29,197,771
   Shares repurchased                                        (2,433,883)    (24,987,009)     (2,408,804)    (27,321,187)
                                                             ----------    ------------      ----------    ------------
   Net increase (decrease)                                     (792,353)   $ (7,932,726)        171,058    $  1,876,584
                                                             ----------    ------------      ----------    ------------
CLASS C
   Shares sold                                                  336,952    $  3,647,683         602,299    $  6,832,461
   Shares issued in connection with the reinvestment of:
     Dividends from net investment income                       190,747       1,874,620         200,658       2,257,365
                                                             ----------    ------------      ----------    ------------
                                                                527,699       5,522,303         802,957       9,089,826
   Shares repurchased                                        (1,047,238)    (10,766,581)       (812,058)     (9,201,152)
                                                             ----------    ------------      ----------    ------------
   Net increase (decrease)                                     (519,539)   $ (5,244,278)         (9,101)   $   (111,326)
                                                             ----------    ------------      ----------    ------------
CLASS Y
   Shares sold                                                   37,158    $    382,879          33,074    $    374,798
   Shares issued in connection with the reinvestment of:
     Dividends from net investment income                         3,567          36,701           1,129          12,412
                                                             ----------    ------------      ----------    ------------
                                                                 40,725         419,580          34,203         387,210
Shares repurchased                                              (26,758)       (273,469)         (3,250)        (37,413)
                                                             ----------    ------------      ----------    ------------
   Net increase (decrease)                                       13,967    $    146,111          30,953    $    349,797
                                                             ----------    ------------      ----------    ------------
   Increase (decrease) derived from
     capital shares transactions                             (2,602,608)   $(26,303,974)        310,771    $  3,604,585
                                                             ==========    ============      ==========    ============

                                       52

                                                                             LIMITED TERM U.S. GOVERNMENT FUND
                                                                             ---------------------------------

                                                                         YEAR ENDED                     YEAR ENDED
                                                                     DECEMBER 31, 2001              DECEMBER 31, 2000
                                                                 --------------------------      --------------------------
                                                                   SHARES         AMOUNT           SHARES         AMOUNT
                                                                 ----------    ------------      ----------    ------------
CLASS A
   Shares sold                                                    2,445,579    $ 27,653,033       3,001,259    $ 32,964,633
   Shares issued in connection with the reinvestment of:
     Dividends from net investment income                           396,187       4,499,196         579,635       6,371,109
                                                                 ----------    ------------      ----------    ------------
                                                                  2,841,766      32,152,229       3,580,894      39,335,742
   Shares repurchased                                            (3,883,682)    (43,935,146)     (6,582,209)    (72,192,361)
                                                                 ----------    ------------      ----------    ------------
   Net increase (decrease)                                       (1,041,916)   $(11,782,917)     (3,001,315)   $(32,856,619)
                                                                 ----------    ------------      ----------    ------------
CLASS B
   Shares sold                                                      399,797    $  4,554,320         192,297    $  2,115,999
   Shares issued in connection with the reinvestment of:
     Dividends from net investment income                            39,402         446,829          52,413         575,303
                                                                 ----------    ------------      ----------    ------------
                                                                    439,199       5,001,149         244,710       2,691,302
   Shares repurchased                                              (244,043)     (2,767,660)       (510,853)     (5,580,593)
                                                                 ----------    ------------      ----------    ------------
   Net increase (decrease)                                          195,156    $  2,233,489        (266,143)   $ (2,889,291)
                                                                 ----------    ------------      ----------    ------------
CLASS C
   Shares sold                                                      256,551    $  2,890,430         468,444    $  5,129,636
   Shares issued in connection with the reinvestment of:
     Dividends from net investment income                            20,583         233,332          27,936         306,813
                                                                 ----------    ------------      ----------    ------------
                                                                    277,134       3,123,762         496,380       5,436,449
   Shares repurchased                                              (355,306)     (4,028,016)       (728,858)     (7,963,206)
                                                                 ----------    ------------      ----------    ------------
   Net increase (decrease)                                          (78,172)   $   (904,254)       (232,478)   $ (2,526,757)
                                                                 ----------    ------------      ----------    ------------
CLASS Y
   Shares sold                                                       74,432    $    855,152          60,347    $    660,534
   Shares issued in connection with the reinvestment of:
     Dividends from net investment income                            15,149         173,303          20,417         225,415
                                                                 ----------    ------------      ----------    ------------
                                                                     89,581       1,028,455          80,764         885,949
Shares repurchased                                                  (78,549)       (893,943)       (434,313)     (4,767,911)
                                                                 ----------    ------------      ----------    ------------
   Net increase (decrease)                                           11,032    $    134,512        (353,549)   $ (3,881,962)
                                                                 ----------    ------------      ----------    ------------
   Increase (decrease) derived from
     capital shares transactions                                   (913,900)   $(10,319,170)     (3,853,485)   $(42,154,629)
                                                                 ==========    ============      ==========    ============

                                                                                    GOVERNMENT SECURITIES FUND
                                                                                    --------------------------

                                                                          YEAR ENDED                         YEAR ENDED
                                                                      DECEMBER 31, 2001                  DECEMBER 31, 2000
                                                                 ---------------------------         --------------------------
                                                                    SHARES        AMOUNT               SHARES         AMOUNT
                                                                 -----------    ------------         ----------    ------------
CLASS A
   Shares sold                                                     1,567,340    $ 17,673,623          1,404,259    $ 15,121,192
   Shares issued in connection with the reinvestment of:
     Dividends from net investment income                            270,123       3,048,950            347,841       3,727,503
                                                                 -----------    ------------         ----------    ------------
                                                                   1,837,463      20,722,573          1,752,100      18,848,695
   Shares repurchased                                             (1,866,222)    (20,982,105)        (3,523,641)    (37,613,974)
                                                                 -----------    ------------         ----------    ------------
   Net increase (decrease)                                           (28,759)   $   (259,532)        (1,771,541)   $(18,765,279)
                                                                 -----------    ------------         ----------    ------------
CLASS B
   Shares sold                                                       505,361    $  5,709,885            302,365    $  3,270,971
   Shares issued in connection with the reinvestment of:
     Dividends from net investment income                             33,898         382,953             29,227         313,755
                                                                 -----------    ------------         ----------    ------------
                                                                     539,259       6,092,838            331,592       3,584,726
   Shares repurchased                                               (278,665)     (3,146,944)          (307,592)     (3,283,748)
                                                                 -----------    ------------         ----------    ------------
   Net increase (decrease)                                           260,594    $  2,945,894             24,000    $    300,978
                                                                 -----------    ------------         ----------    ------------
CLASS C
   Shares sold                                                            --    $         --                 --    $         --
   Shares issued in connection with the reinvestment of:
     Dividends from net investment income                                 --              --                 --              --
                                                                 -----------    ------------         ----------    ------------
                                                                          --              --                 --              --
   Shares repurchased                                                     --              --                 --              --
                                                                 -----------    ------------         ----------    ------------
   Net increase (decrease)                                                --    $         --                 --    $         --
                                                                 -----------    ------------         ----------    ------------
CLASS Y
   Shares sold                                                        63,952    $    728,747            182,156    $  1,963,176
   Shares issued in connection with the reinvestment of:
     Dividends from net investment income                             21,989         245,868             17,534         188,421
                                                                 -----------    ------------         ----------    ------------
                                                                      85,941         974,615            199,690       2,151,597
Shares repurchased                                                   (65,429)       (740,483)           (52,065)       (549,298)
                                                                 -----------    ------------         ----------    ------------
   Net increase (decrease)                                            20,512    $    234,132            147,625    $  1,602,299
                                                                 -----------    ------------         ----------    ------------
   Increase (decrease) derived from
     capital shares transactions                                     252,347    $  2,920,494         (1,599,916)   $(16,862,002)
                                                                 ===========    ============         ==========    ============

6. LINE OF CREDIT. High Income Fund and Strategic Income Fund, along with certain other portfolios that comprise the CDC Nvest Funds Trusts participate in a $100,000,000 committed line of credit provided by Citibank, N.A. under a credit agreement (the "Agreement") dated March 2, 2001. Advances under the Agreement are taken primarily for temporary or emergency purposes. Borrowings under the Agreement bear interest at a rate tied to one of several short-term rates that may be selected by the lender from time to time. In addition, the Funds are charged a facility fee equal to 0.08% per annum on the unused portion of the line of credit. The annual cost of maintaining the line of credit and the facility fee is apportioned pro rata among the participating Funds. There were no borrowings as of or during the year ended December 31, 2001.

7. SECURITY LENDING. The Funds have each entered into an agreement with a third party to lend their securities. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The Funds receive fees for lending their securities. The market value of securities on loan to third parties and the value of collateral held by the Funds with respect to such loans at December 31, 2001, is as follows:

                                 MARKET VALUE OF      VALUE OF COLLATERAL
   FUND                         SECURITIES ON LOAN       RECEIVED
   ----                         ------------------    -------------------
Short Term Corporate Income Fund       $        --            $        --
Bond Income Fund                        46,887,652             47,714,624
High Income Fund                        18,977,142             19,330,310
Strategic Income Fund                   13,762,480             14,564,105
Limited Term U.S. Government Fund       15,144,996             15,544,653
Government Securities Fund                      --                     --

8. CONTINGENT EXPENSE OBLIGATION. CDC IXIS Advisers has given a binding undertaking to Short Term Corporate Income Fund to defer its management fee and, if necessary, bear certain expenses associated with the Fund to limit its operating expenses. This limitation is in effect until May 1, 2002 and will be reevaluated on an annual basis.

If in the following fiscal year the actual operating expenses of a Fund that previously received a deferral or reimbursement are less than the expense limit and the actual amount of fees previously waived or expenses reimbursed.

At December 31, 2001, the expense limits as a percentage of average daily net assets and amount subject to possible reimbursement under the expense limitation agreement were as follows:

                                                 EXPENSE LIMIT AS A PERCENTAGE
                                                   OF AVERAGE DAILY NET ASSETS    EXPENSES SUBJECT
                                                 ----------------------------        TO POSSIBLE
     FUND                                        CLASS A    CLASS B   CLASS C       REIMBURSEMENT
     ----                                        -------    -------   -------     ----------------
Short Term Corporate Income Fund                   0.90%     1.65%     1.65%        $    303,817

9. CHANGE IN ACCOUNTING PRINCIPLE. As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. Prior to January 1, 2001, the Funds did not amortize premium and discount on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Funds, but resulted in a reduction in cost of securities and a corresponding increase in net unrealized appreciation (depreciation), based on securities held by the Funds on January 1, 2001.

                                            COST OF             UNREALIZED
                                           SECURITIES          APPRECIATION
                                           ----------          ------------
Short Term Corporate Income Fund            $ 197,365             $ 197,365
Bond Income Fund                              575,145               575,145
High Income Fund                               92,976                92,976
Strategic Income Fund                          16,074                16,074
Limited Term U.S. Government Fund             318,505               318,505
Government Securities Fund                     53,332                53,332

The effect of this change for the period ended December 31, 2001, was to increase (decrease) net investment income, increase net unrealized appreciation (depreciation) and increase net realized gains (losses). The statements of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

                                       NET         NET           NET
                                   INVESTMENT   UNREALIZED    REALIZED
                                     INCOME    APPRECIATION     GAINS
                                     ------    ------------     -----
Short Term Corporate Income Fund  $ (186,603)   $  (24,495)   $ 211,098
Bond Income Fund                    (242,659)     (147,761)     390,420
High Income Fund                     (75,430)       35,932       39,498
Strategic Income Fund                (28,134)       30,131       (1,997)
Limited Term U.S. Government Fund   (500,286)      280,957      219,329
Government Securities Fund          (345,572)      186,141      159,431

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of CDC Nvest Funds Trust I and CDC Nvest Funds Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CDC Nvest Bond Income Fund, CDC Nvest Strategic Income Fund, CDC Nvest Government Securities Fund, CDC Nvest Short Term Corporate Income Fund, CDC Nvest High Income Fund and CDC Nvest Limited Term U.S. Government Fund (series of CDC Nvest Funds Trust I or CDC Nvest Funds Trust II hereafter referred to as the "Funds") at December 31, 2001, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 8, 2002

           ADDITIONAL INFORMATION -- SHORT TERM CORPORATE INCOME FUND

Shareholder Meeting (unaudited). At a special shareholders' meeting held on September 28, 2001, Shareholders of the CDC Nvest Short Term Corporate Income Fund voted for the following proposals:

                                       VOTED FOR       VOTED AGAINST      ABSTAINED VOTES     BROKER NON-VOTES     TOTAL VOTES
                                     -------------    ---------------    -----------------   ------------------   --------------
1.  Approval of a new subadvisory
    agreement among CDC Nvest Funds
    Trust II (hereinafter referred
    to as the "Trust"), on behalf
    of CDC Nvest Short Term
    Corporate Income Fund
    (hereinafter referred to as the
    "Fund"), CDC IXIS Asset
    Management Advisers, L.P. and
    Loomis Sayles & Company, L.P.    4,868,124.658         11,998.870          120,214.422                          5,000,337.950

2a. Proposal to amend the Fund's
    fundamental policy relating to
    diversification.                 3,551,282.031         38,064.620          720,352.299          690,639.000     5,000,337.950

2b. Proposal to amend the Fund's
    fundamental policy relating to
    industry concentration.          3,537,480.624         47,885.075          724,333.252          690,639.000     5,000,337.951

2c. Proposal to amend the Fund's
    fundamental policy relating to
    short sales and margin
    purchases.                       3,533,732.559         37,345.213          738,621.179          690,639.000     5,000,337.951

2d. Proposal to amend the Fund's
    fundamental policy regarding
    borrowing.                       3,530,890.495         55,442.623          723,365.832          690,639.000     5,000,337.950

2e. Proposal to amend the Fund's
    fundamental policy regarding
    loans.                           3,544,301.381         40,681.317          724,716.252          690,639.000     5,000,337.950

2f. Proposal to amend the Fund's
    fundamental policy prohibiting
    purchases and sales of real
    estate.                          3,550,305.318         30,631.870          728,761.762          690,639.000     5,000,337.950

2g. Proposal to amend the Fund's
    fundamental policy prohibiting
    purchases and sales of
    commodities.                     3,558,809.552         25,668.400          725,220.999          690,639.000     5,000,337.951

2h. Proposal to amend the Fund's
    fundamental policy relating to
    issuing senior securities.       3,555,813.664         20,080.955          733,804.331          690,639.000     5,000,337.950

2i. Proposal to reclassify the
    Fund's fundamental policy
    regarding options and warrants.  3,506,693.847         66,179.672          736,825.431          690,639.000     5,000,337.950

2j. Proposal to reclassify the
    Fund's fundamental policy
    regarding illiquid securities.   3,532,737.951         39,850.148          737,110.851          690,639.000     5,000,337.950

2k. Proposal to eliminate the
    Fund's fundamental policy
    concerning unseasoned
    businesses.                      3,532,776.865         42,950.454          733,971.631          690,639.000     5,000,337.950

                                       57

                                       VOTED FOR       VOTED AGAINST      ABSTAINED VOTES     BROKER NON-VOTES     TOTAL VOTES
                                     -------------    ---------------    -----------------   ------------------   --------------

2l. Proposal to eliminate the
    Fund's fundamental policy
    prohibiting purchases of
    securities if held by the
    Trust's or investment adviser's
    trustees/directors and
    officers.                        3,534,587.933         47,327.425          727,783.592          690,639.000     5,000,337.950

2m. Proposal to eliminate the
    Fund's fundamental policy
    relating to exercising control
    or management.                   3,539,861.043         37,270.015          732,567.892          690,639.000     5,000,337.950

2n. Proposal to eliminate the
    Fund's fundamental policy
    relating to joint trading
    accounts.                        3,528,518.726         51,688.292          729,491.932          690,639.000     5,000,337.950

2o. Proposal to eliminate the
    Fund's fundamental policy
    relating to other investment
    companies.                       3,524,500.482         48,374.037          736,824.431          690,639.000     5,000,337.950

                    ADDITIONAL INFORMATION -- BOND INCOME FUND

 Shareholder Meeting (unaudited). At a special shareholders' meeting held on September 28, 2001, Shareholders of the CDC Nvest Bond Income Fund voted for the following proposals:

                                      VOTED FOR           VOTED AGAINST    ABSTAINED VOTES     BROKER NON-VOTES     TOTAL VOTES
                                    --------------       ---------------  -------------------  ------------------   --------------
1.  Approval of a new subadvisory
    agreement among CDC Nvest Funds
    Trust I (hereinafter referred
    to as the "Trust"), on behalf
    of CDC Nvest Bond Income Fund
    (hereinafter referred to as the
    "Fund"), CDC IXIS Asset
    Management Advisers, L.P. and
    Loomis Sayles & Company, L.P.    14,123,919.983        237,789.114        814,147.625                           15,175,856.722

2a. Proposal to amend the Fund's
    fundamental policy relating to
    diversification.                 10,736,688.072        387,995.453        962,064.197        3,089,109.000      15,175,856.722

2b. Proposal to amend the Fund's
    fundamental policy relating to
    industry concentration.          10,583,727.475        488,945.483      1,014,074.763        3,089,109.000      15,175,856.721

2c. Proposal to amend the Fund's
    fundamental policy relating to
    short sales and margin
    purchases.                       10,537,126.979        545,001.677      1,004,619.066        3,089,109.000      15,175,856.722

2d. Proposal to amend the Fund's
    fundamental policy regarding
    borrowing.                       10,458,964.235        546,701.693      1,081,081.794        3,089,109.000      15,175,856.722

2e. Proposal to amend the Fund's
    fundamental policy regarding
    loans.                           10,475,286.729        538,711.238      1,072,749.755        3,089,109.000      15,175,856.722

2f. Proposal to amend the Fund's
    fundamental policy prohibiting
    purchases and sales of real
    estate.                          10,637,236.279        468,479.331        981,032.111        3,089,109.000      15,175,856.721

                                       58

                                      VOTED FOR           VOTED AGAINST      ABSTAINED VOTES     BROKER NON-VOTES     TOTAL VOTES
                                    --------------       ---------------    -------------------  ------------------   --------------

2g. Proposal to amend the Fund's
    fundamental policy prohibiting
    purchases and sales of
    commodities.                     10,651,086.590        461,235.884        974,425.248        3,089,109.000      15,175,856.722

2h. Proposal to amend the Fund's
    fundamental policy relating to
    issuing senior securities.       10,623,309.634        439,429.730      1,024,008.357        3,089,109.000      15,175,856.721

2i. Proposal to amend the Fund's
    fundamental policy regarding
    prohibiting acting as an
    underwriter.                     10,553,025.205        487,049.429      1,046,673.086        3,089,109.000      15,175,856.720

2j. Proposal to reclassify the
    Fund's fundamental policy
    regarding options and warrants.  10,447,431.841        591,308.066      1,048,007.815        3,089,109.000       5,175,856.722

2k. Proposal to eliminate the
    Fund's fundamental policy
    regarding pledging.              10,432,158.514        631,456.470      1,023,132.738        3,089,109.000      15,175,856.722

2l. Proposal to eliminate the
    Fund's fundamental policy
    concerning unseasoned
    businesses.                      10,445,780.498        607,799.427      1,033,167.797        3,089,109.000      15,175,856.722

2m. Proposal to eliminate the
    Fund's fundamental policy
    prohibiting purchases of
    securities if held by the
    Trust's or investment adviser's
    trustees/directors and
    officers.                        10,633,628.536        471,584.805        981,534.382        3,089,109.000      15,175,856.723

2n. Proposal to eliminate the
    Fund's fundamental policy
    relating to exercising control
    or management.                   10,601,434.955        424,289.689      1,061,023.078        3,089,109.000      15,175,856.722

2o. Proposal to eliminate the
    Fund's fundamental policy
    relating to joint trading
    accounts.                        10,541,748.463        545,331.642        999,667.618        3,089,109.000      15,175,856.723

2p. Proposal to eliminate the
    Fund's fundamental policy
    relating to other investment
    companies.                       10,526,224.032        560,285.479      1,000,238.210        3,089,109.000      15,175,856.721

           ADDITIONAL INFORMATION -- LIMITED TERM U.S. GOVERNMENT FUND

Shareholder Meeting (unaudited). At a special shareholders' meeting held on September 28, 2001, Shareholders of the CDC Nvest Limited Term U.S. Government Fund voted for the following proposals:

                                      VOTED FOR        VOTED AGAINST      ABSTAINED VOTES     BROKER NON-VOTES       TOTAL VOTES
                                    --------------    ---------------    -----------------   -----------------       ------------
1.  Approval of a new advisory
    agreement between CDC Nvest
    Funds Trust II (hereinafter
    referred to as the "Trust"), on
    behalf of CDC Nvest Limited
    Term U.S. Government Fund
    (hereinafter referred to as the
    "Fund") and CDC IXIS Asset
    Management Advisers, L.P.        6,467,030.365        106,091.538          334,753.373                          6,907,875.276

2.  Approval of a new subadvisory
    agreement among the Trust, on
    behalf of the Fund, CDC IXIS
    Asset Management Advisers, L.P.
    and Loomis Sayles & Company,
    L.P.                             6,441,384.506        101,554.639          364,936.132                          6,907,875.277

3a. Proposal to amend the Fund's
    fundamental policy relating to
    industry concentration.          5,200,408.709        138,557.493          514,647.075        1,054,262.000     6,907,875.277

3b. Proposal to amend the Fund's
    fundamental policy relating to
    short sales and margin
    purchases.                       5,233,494.421        154,435.200          465,683.657        1,054,262.000     6,907,875.278

3c. Proposal to amend the Fund's
    fundamental policy regarding
    borrowing.                       5,137,104.200        205,167.869          511,341.207        1,054,262.000     6,907,875.276

3d. Proposal to amend the Fund's
    fundamental policy regarding
    loans.                           5,171,353.223        204,504.200          477,755.854        1,054,262.000     6,907,875.277

3e. Proposal to amend the Fund's
    fundamental policy prohibiting
    purchases and sales of real
    estate.                          5,167,646.347        201,552.459          484,414.472        1,054,262.000     6,907,875.278

3f. Proposal to amend the Fund's
    fundamental policy prohibiting
    purchases and sales of
    commodities.                     5,159,578.495        200,347.548          493,687.234        1,054,262.000     6,907,875.277

3g. Proposal to amend the Fund's
    fundamental policy relating to
    issuing senior securities.       5,198,341.559        179,243.398          476,028.319        1,054,262.000     6,907,875.276

3h. Proposal to reclassify the
    Fund's fundamental policy
    regarding options and warrants.  5,163,326.799        209,599.323          480,687.155        1,054,262.000     6,907,875.277

3i. Proposal to eliminate the
    Fund's fundamental policy
    relating to exercising control
    or management.                   5,162,061.830        157,637.536          533,913.910        1,054,262.000     6,907,875.276


              ADDITIONAL INFORMATION -- GOVERNMENT SECURITIES FUND

Shareholder Meeting (unaudited). At a special shareholders' meeting held on September 28, 2001, Shareholders of the CDC Nvest Government Securities Fund voted for the following proposals:

                                       VOTED FOR       VOTED AGAINST      ABSTAINED VOTES     BROKER NON-VOTES       TOTAL VOTES
                                    --------------    ---------------    -----------------   ------------------     -------------

1.  Approval of a new advisory
    agreement between CDC Nvest
    Funds Trust I (hereinafter
    referred to as the "Trust"),
    with respect to its Government
    Securities Fund series
    (hereinafter referred to as the
    "Fund"), and CDC IXIS Asset
    Management Advisers, L.P.        4,076,815.294         63,599.452          204,231.627                          4,344,646.373

2.  Approval of a new subadvisory
    agreement among Trust, on
    behalf of the Fund, CDC IXIS
    Asset Management Advisers, L.P.
    and Loomis Sayles & Company,
    L.P.                             4,065,256.618         63,868.615          215,521.140                          4,344,646.373

3a. Proposal to amend the Fund's
    fundamental policy relating to
    short sales and margin
    purchases.                       3,351,589.210        151,597.194          282,350.969          559,109.000     4,344,646.373

3b. Proposal to amend the Fund's
    fundamental policy regarding
    borrowing.                       3,311,518.963        191,982.907          282,035.504          559,109.000     4,344,646.374

3c. Proposal to amend the Fund's
    fundamental policy regarding
    loans.                           3,363,722.394        124,057.173          297,757.806          559,109.000     4,344,646.373

3d. Proposal to amend the Fund's
    fundamental policy prohibiting
    purchases and sales of
    commodities.                     3,329,215.219        161,576.823          294,745.331          559,109.000     4,344,646.373

3e. Proposal to amend Fund's
    fundamental policy relating to
    issuing senior securities.       3,338,105.046        136,028.983          311,403.345          559,109.000     4,344,646.374

3f. Proposal to amend Fund's
    fundamental policy prohibiting
    acting as an underwriter.        3,366,584.926        115,631.273          303,321.174          559,109.000     4,344,646.373

3g. Proposal to reclassify the
    Fund's fundamental policy
    regarding options and warrants.  3,355,548.621        141,928.458          288,060.294          559,109.000     4,344,646.373

3h. Proposal to reclassify the
    Fund's fundamental policy
    regarding U.S. government
    securities and options thereon,
    futures contracts and options
    thereon and repurchase
    agreements.                      3,423,729.347        104,743.550          257,064.476          559,109.000     4,344,646.373

3i. Proposal to eliminate the
    Fund's fundamental policy
    relating to other investment
    companies.                       3,334,759.665        175,828.967          274,948.741          559,109.000     4,344,646.373


                              TRUSTEES' INFORMATION

The Funds are governed by a Board of Trustees, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of shareholders. The trustees meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with companies that provide services to the Funds and review the Fund's performance.

                                                                                          TERM OF OFFICE
                                                        POSITION HELD                      AND LENGTH OF
        NAME, AGE AND ADDRESS                             WITH FUND                         TIME SERVED
   -----------------------------             --------------------------------            -----------------
   INDEPENDENT TRUSTEES
   GRAHAM T. ALLISON, JR. (62)                             Trustee                       Until retirement*
   399 Boylston Street                               Contract Review and                     18 years
   Boston, MA  02116                             Governance Committee Member

   DANIEL M. CAIN (57)                                     Trustee                       Until retirement*
   452 Fifth Avenue                              Chairman of the Audit Committee             6 years
   New York, NY  10018

   KENNETH J. COWAN (70)                                   Trustee                       Until retirement*
   399 Boylston Street                       Chairman of the Contract Review and             27 years
   Boston, MA  02116                                Governance Committee

   RICHARD DARMAN (59)                                     Trustee                       Until retirement*
   1001 Pennsylvania Avenue, N.W.                    Contract Review and                      6 years
   Washington, D.C.  20004                       Governance Committee Member

   SANDRA O. MOOSE (60)                                    Trustee                       Until retirement*
   Exchange Place                                  Audit Committee Member                    20 years
   Boston, MA  02109

   JOHN A. SHANE (69)                                      Trustee                       Until retirement*
   200 Unicorn Park Drive                          Audit Committee Member                    20 years
   Woburn, MA  01801

   PENDLETON P. WHITE (71)                                 Trustee                       Until retirement*
   6 Breckenridge Lane                               Contract Review and                     21 years
   Savannah, GA  31411                           Governance Committee Member

   * All Trustees serve until retirement or resignation from the board. The current retirement age is 72.

                                       62

                                                                           NUMBER OF
                                        PRINCIPAL OCCUPATION(S)        PORTFOLIOS IN FUND
        NAME, AGE AND ADDRESS           DURING PAST 5 YEARS             COMPLEX OVERSEEN      OTHER DIRECTORSHIPS HELD
   -----------------------------  ------------------------------        ----------------     --------------------------
   GRAHAM T. ALLISON, JR. (62)    Douglas Dillon Professor and                27           Director, Taubman Centers, Inc.
   399 Boylston Street            Director for the Belfer                                  Board Member, USEC Inc.
   Boston, MA  02116              Center of Science and
                                  International Affairs, John F.
                                  Kennedy School of Government,
                                  Harvard University

   DANIEL M. CAIN (57)            President and CEO, Cain Brothers            27           Trustee, Universal Health Realty
   452 Fifth Avenue               & Company, Incorporated                                  Income Trust
   New York, NY  10018            (investment banking)                                     Director, eBenX, Inc.
                                                                                           Director, PASC

   KENNETH J. COWAN (70)          Retired                                     27           None
   399 Boylston Street
   Boston, MA  02116

   RICHARD DARMAN (59)            Partner, The Carlyle Group                  27           Director, Frontier Ventures Corporation
   1001 Pennsylvania Avenue, N.W. (investments); Professor,                                Director, Neptune Communications
   Washington, D.C.  20004        John F. Kennedy School of Government,                    Corporation
                                  Harvard University                                       Director, Enumerate Solutions, Inc.

   SANDRA O. MOOSE (60)           Senior Vice President and Director,         27           Director, Verizon Communications
   Exchange Place                 The Boston Consulting Group, Inc.                        Director, Rohm and Haas Company
   Boston, MA  02109              (management consulting)

   JOHN A. SHANE (69)             President, Palmer Service Corporation       27           Director, Arch Communications Group, Inc.
   200 Unicorn Park Drive         (venture capital organization)                           Director, Eastern Bank Corporation
   Woburn, MA  01801                                                                       Director, Gensym Corporation
                                                                                           Director, Overland Data, Inc.

   PENDLETON P. WHITE (71)        Retired                                     27           None
   6 Breckenridge Lane
   Savannah, GA  31411

                                       63

                                                                                          TERM OF OFFICE
                                                        POSITION HELD                      AND LENGTH OF
        NAME, AGE AND ADDRESS                             WITH FUND                         TIME SERVED
  -----------------------------                -----------------------------            ----------------
   INTERESTED TRUSTEES
   JOHN T. HAILER (41)                                     Trustee                        Not Applicable
   399 Boylston Street                                    President                           2 years
   Boston, MA  02116

   PETER S. VOSS (55)                                      Trustee                        Not Applicable
   399 Boylston Street                             Chairman of the Board                     10 years
   Boston, MA  02116

   OFFICERS
   THOMAS P. CUNNINGHAM (56)                              Treasurer                       Not Applicable
   399 Boylston Street
   Boston, MA  02116

   JOHN E. PELLETIER (37)                            Secretary and Clerk                  Not Applicable
   399 Boylston Street
   Boston, MA  02116

   * Mr. Hailer is an interested person of the CDC Nvest Funds because he holds the following positions with affiliated persons of the CDC Nvest Funds
      Trusts: Director and Executive Vice President of CDC IXIS Asset Management
      Distribution Corporation; President and Chief Executive Officer of CDC
      IXIS Asset Management Advisers, L.P.

   ** Mr. Voss is an interested person of the CDC Nvest Funds because he holds the following positions with affiliated persons of the CDC Nvest Funds
      Trusts: Director of CDC IXIS Asset Management Services; Director of CDC
      IXIS Asset Management Distribution Corporation; Director of AEW Capital
      Management, Inc. Director of Harris Associates, Inc.; Director of Jurika &
      Voyles, Inc.; Director of Loomis, Sayles & Company, Inc.; Director of
      Reich & Tang Asset Management Inc.; Director of Westpeak Investment
      Advisors, Inc.; Director of Vaughan, Nelson, Scarborough & McConnell, Inc.

                                       64

                                                                                           NUMBER OF
                               PRINCIPAL OCCUPATION(S)                                 PORTFOLIOS IN FUND
      NAME, AGE AND ADDRESS    DURING PAST 5 YEARS                                     COMPLEX OVERSEEN     OTHER DIRECTORSHIPS HELD
  --------------------------   -------------------------------                        ------------------  --------------------------
   JOHN T. HAILER (41)         President and Chief Executive Officer,                          27           None*
   399 Boylston Street         CDC IXIS Asset Management Distributors, L.P.;
   Boston, MA  02116           Senior Vice President, Fidelity Investments

   PETER S. VOSS (55)          Director, President and Chief Executive Officer,                27           Trustee of Harris
   399 Boylston Street         CDC IXIS Asset Management North America, L.P.                                Associates Investment
   Boston, MA  02116                                                                                        Trust**

   OFFICERS                    Senior Vice President, CDC IXIS Asset Management                27           None
   THOMAS P. CUNNINGHAM (56)   Services; Senior Vice President, CDC IXIS Asset
   399 Boylston Street         Management Advisers; Vice President, Allmerica
   Boston, MA  02116           Financial Life Insurance and Annuity Company;
                               Treasurer, Allmerica Investment Trust;
                               Vice President, First Data Investor Services Group

   JOHN E. PELLETIER (37)      Senior Vice President, General Counsel, Secretary               27           None
   399 Boylston Street         and Clerk, CDC IXIS Distribution Corporation;
   Boston, MA  02116           Senior Vice President, General Counsel, Secretary
                               and Clerk, CDC IXIS Asset Management Distributors,
                               L.P.; Senior Vice President, General Counsel,
                               Secretary and Clerk, CDS IXIS Asset Management
                               Advisers, L.P.; Executive Vice President,
                               General Counsel, Secretary, Clerk and Director
                               CDC IXIS Asset Management Services; Senior Vice
                               President and General Counsel, Funds
                               Distributor, Inc.; Vice President and General
                               Counsel, Boston Institutional Group; Senior
                               Vice President and General Counsel, Financial
                               Research Corporation

                          SUPPLEMENTS TO THE PROSPECTUS

     Supplement dated February 19, 2002 to the currently effective CDC Nvest Money Market Funds Classes A, B and C Prospectus and CDC Nvest Income Funds
     Classes A, B and C and Class Y Prospectuses

EFFECTIVE JANUARY 1, 2002 THE FOLLOWING TABLE IN THE "IT'S EASY TO OPEN AN ACCOUNT" SECTION AND THE "RETIREMENT PLANS" PARAGRAPH UNDER "ADDITIONAL INVESTOR SERVICES" ARE REVISED TO REFLECT THE ADDITION OF COVERDELL EDUCATION SAVINGS ACCOUNTS IN THE CLASSES A, B AND C PROSPECTUSES:

                                                                           MINIMUM TO OPEN AN ACCOUNT
                                                         MINIMUM TO         USING INVESTMENT BUILDER        MINIMUM FOR
           TYPE OF ACCOUNT                            OPEN AN ACCOUNT        OR PAYROLL DEDUCTION        EXISTING ACCOUNTS
  Any account other than those listed below                 $2,500                     $100                    $100
  Accounts registered under the Uniform Gifts to
     Minors Act ("UGMA") or the Uniform Transfers to
     Minors Act ("UTMA")                                    $2,500                     $100                    $100
  Individual Retirement Accounts ("IRAs")                   $  500                     $100                    $100
  Coverdell Education Savings Accounts                      $  500                     $100                    $100
  Retirement plans with tax benefits such as
     corporate pension, profit sharing and Keogh plans      $  250                     $100                    $100
  Payroll Deduction Investment Programs for SARSEP*,
     SEP, SIMPLE IRA, 403(b)(7) and certain
    other retirement plans                                  $   25                      N/A                    $ 25

Effective March 1, 2002, all references to the Investment Builder Program and Payroll Deduction minimum shall be revised to reflect a reduction in the minimum from $100 per month to $25 per month. The sections of the prospectuses affected are "It's Easy to Open an Account", "Buying Shares" and "Additional Investor Services."

                   CDC NVEST SHORT TERM CORPORATE INCOME FUND

 Supplement dated February 19, 2002 to the currently effective CDC Nvest Income Funds Classes A, B, C and Class Y Prospectuses, as supplemented January 1, 2002, CDC Nvest Income Funds Statement of Additional Information ("SAI") and CDC Nvest
              Funds SAI Part II, as supplemented January 1, 2002

On December 14, 2001, the Board of Trustees of CDC Nvest Funds Trust II approved changing CDC Nvest Short Term Corporate Income Fund's name to CDC Nvest Short Term Bond Fund, effective May 1, 2002.

                             REGULAR INVESTING PAYS

                                           FIVE GOOD REASONS TO INVEST REGULARLY

1. It's an easy way to build assets.

2. It's convenient and effortless.

3. It requires a low minimum to get started.

4. It can help you reach important long-term goals like financing retirement or college funding.

5. It can help you benefit from the ups and downs of the market.

With Investment Builder, CDC Nvest Funds' automatic investment program, you can invest as little as $25 a month in your CDC Nvest fund automatically -- without even writing a check. And, as you can see from the chart below, your monthly investments can really add up over time.

[CHART OF THE POWER OF MONTHLY INVESTING]

$100      $95,837
 200      191,673
 500      479,183

Assumes an 8% fixed rate of return compounded monthly and does not allow for taxes. Results are not indicative of the past or future results of any CDC Nvest Funds. The value and return on CDC Nvest Funds fluctuate with changing market conditions.

This program cannot assure a profit nor protect against a loss in a declining market. It does, however, ensure that you buy more shares when the price is low and fewer shares when the price is high. Because this program involves continuous investment in securities regardless of fluctuating prices, investors should consider their financial ability to continue purchases during periods of high or low prices.

You can start an Investment Builder program with your current CDC Nvest Funds account. To add Investment Builder to your account today, call your financial representative or CDC Nvest Funds at 800-225-5478.

PLEASE CALL CDC NVEST FUNDS FOR A PROSPECTUS, WHICH CONTAINS MORE INFORMATION, INCLUDING CHARGES AND OTHER ONGOING EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                                              GLOSSARY FOR MUTUAL FUND INVESTORS

TOTAL RETURN - The change in value of a mutual fund investment over a specific period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

INCOME DISTRIBUTIONS - Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

CAPITAL GAINS DISTRIBUTIONS - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year, when available.

MARKET CAPITALIZATION - The value of a company's issued and outstanding common stock, as priced by the market: NUMBER OF OUTSTANDING SHARES X CURRENT MARKET PRICE OF A SHARE = MARKET CAPITALIZATION.

PRICE/EARNINGS RATIO - Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price/earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different stocks.

GROWTH INVESTING - An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

VALUE INVESTING - A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets aren't fully reflected in their stock prices. Value stocks tend to have a lower price/earnings ratio than that of growth stocks.

STANDARD & POOR'S 500(R) (S&P 500) - Market value-weighted index showing the change in aggregate market value of 500 stocks relative to the base period of 1941-1943. It is composed mostly of companies listed on the New York Stock Exchange. It is not possible to invest directly in an index.

                                 CDC NVEST FUNDS

                         CDC Nvest AEW Real Estate Fund
                             CDC Nvest Balanced Fund
                           CDC Nvest Bond Income Fund
                          CDC Nvest Capital Growth Fund
             CDC Nvest Cash Management Trust -- Money Market Series*
                      CDC Nvest Government Securities Fund
                        CDC Nvest Growth and Income Fund
                           CDC Nvest High Income Fund
                       CDC Nvest International Equity Fund
                  CDC Nvest Jurika & Voyles Relative Value Fund
                 CDC Nvest Jurika & Voyles Small Cap Growth Fund
                         CDC Nvest Large Cap Growth Fund
                         CDC Nvest Large Cap Value Fund
                   CDC Nvest Limited Term U.S. Government Fund
                  CDC Nvest Massachusetts Tax Free Income Fund
                          CDC Nvest Mid Cap Growth Fund
                         CDC Nvest Municipal Income Fund
                              CDC Nvest Select Fund
                   CDC Nvest Short Term Corporate Income Fund
                          CDC Nvest Star Advisers Fund
                           CDC Nvest Star Growth Fund
                          CDC Nvest Star Small Cap Fund
                            CDC Nvest Star Value Fund
                          CDC Nvest Star Worldwide Fund
                         CDC Nvest Strategic Income Fund
                         CDC Nvest Targeted Equity Fund
                    CDC Nvest Tax Exempt Money Market Trust*

* Investments in money market funds are not insured or guaranteed by the FDIC or any government agency.

                               INVESTMENT MANAGERS

    AEW Management and Advisors                    Montgomery Asset Management
     Capital Growth Management                      RS Investment Management
  Harris Associates/Oakmark Funds                 Reich & Tang Asset Management
         Jurika & Voyles                           Vaughan, Nelson, Scarborough
    Loomis, Sayles & Company                               & McCullough
         Mercury Advisors                            Westpeak Global Advisors
         Miller Anderson

   For current fund performance, ask your financial representative, access the
    CDC Nvest Funds website at www.cdcnvestfunds.com, or call CDC Nvest Funds at 800-225-5478 for the current edition of FUND FACTS.

   This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about sales charges, management and other items of interest. Investors are advised to read the prospectus carefully before investing.

      CDC IXIS Asset Management Distributors, L.P., and other firms selling shares of CDC Nvest Funds are members of the National Association of
    Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public
                               Disclosure Program.
                The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their website at
                                 www.NASDR.com.

[CDC NVEST FUNDS
CDC IXIS ASSET MANAGEMENT DISTRIBUTORS LOGO]
                                                       PRESORT STANDARD
                                                         U.S. POSTAGE
                                                             PAID
                                                         BROCKTON, MA
                                                        PERMIT NO. 770
--------------------
   P.O. Box 8551

Boston, Massachusetts

    02266-8551
--------------------

www.cdcnvestfunds.com       TO THE HOUSEHOLD OF:

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Go to:    www.cdcnvestfunds.com
Click on: Sign up now for E-delivery*
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